UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: March 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SANFORD C. BERNSTEIN FUND, INC.

SEMI-ANNUAL REPORT

MARCH 31, 2007

Fixed-Income &

International Equity

Investments

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Prospectuses” at the bottom of any screen or by calling your financial adviser or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Updated Fund Performance” at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s web site at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—May 1, 2007

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the semi-annual reporting period ended March 31, 2007.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Portfolio is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

Investment Results

The chart on page 10 shows performance for the Bernstein Tax-Managed International and Bernstein International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended March 31, 2007.

The Portfolios underperformed their benchmark for both the six- and 12-month periods ended March 31, 2007. The value and growth indices had almost identical returns during the six-month period, while the MSCI EAFE Value Index outperformed its growth counterpart during the 12-month period. As such, the value component of the blend Portfolios contributed to performance during the 12-month period, but it detracted during the six-month period. The growth component of the Portfolios underperformed during both periods under review.

During the six- and 12-month periods ended March 31, 2007, relative underperformance was driven primarily by weakness within the Portfolios’ financial holdings. Several financial holdings were down after reporting disappointing earnings. Additionally, many Japanese financials were off sharply, along with the broader pullback within the Japanese market. Currency also negatively impacted the Portfolios’ returns during both the six- and 12-month periods. On the positive side, during the 12-month period, the Portfolios’ information technology stocks fared well, and industrials stocks added to the Portfolios’ performance during the six-month period. Select holdings within the industrials sector benefited from an increase in commercial trading activity, as well as merger and acquisition (M&A) activity.

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2007 Semi-Annual Report	1

Portfolio Manager Commentaries (continued)

Market Review and Investment Strategy

Non-U.S. developed equity markets, as represented by the MSCI EAFE Index, posted strong gains in the six- and 12-month periods, up 14.85% and 20.20%, respectively. By contrast, the S&P 500 Stock Index was up only 7.38% and 11.83% in the semi-annual and annual periods ended March 31, 2007, respectively. Currency was a large component of returns for non-U.S. stocks, with a weakening dollar adding almost 9% for U.S.-based investors in the 12-month period.

Overall, during the six- and 12-month periods ended March 31, 2007, stocks were positive due to strong global economic growth, positive earnings announcements and an increase in M&A activity. However, the markets did not follow a straight upward path—in late February 2007, markets sold off sharply, triggered by a pullback in China as well as investor fears of slower economic growth. Investors were also concerned about the struggling U.S. subprime housing market. Equities, however, rebounded in March 2007, after the U.S. Federal Reserve (the “Fed”) abandoned its tilt toward raising interest rates. The surge in volatility mirrored one in the second quarter of 2006, when investors also suddenly became risk averse. However, the latter spike in volatility was caused by investor fears of inflation and interest rates—concerns that have since abated.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Emerging Markets Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries will be considered. However, the Portfolio may not necessarily be diversified on a geographical basis. AllianceBernstein will also consider the transaction costs and volatility of each individual market.

Investment Results

The chart on page 10 shows performance for the Bernstein Emerging Markets Portfolio and its benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended March 31, 2007.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended March 31, 2007. For the six-month period, stock selection in financials was a significant detractor as several of the Portfolio’s regional bank holdings were negatively affected by either disappointing earnings reports, concerns about increased governmental controls or interest rate uncertainty. While some of the Portfolio’s holdings in China performed very well, the Portfolio’s relative performance suffered from a number of Chinese financial stocks that ran up very strongly in the fourth quarter of 2006 but were not held in the Portfolio. Stock-specific disappointments in consumer discretionary also detracted from relative performance. On the positive side, the Portfolio benefited from both an overweight position and strong stock selection in energy. Stock selection in telecommunications and consumer staples also contributed positively.

Underperformance for the 12-month period ended March 31, 2007 was similarly driven by significant weakness in regional financials held by the Portfolio, particularly in the second quarter 2006 sell-off and the volatile first quarter of 2007 when financials bore the brunt of investor nervousness. Also, as in the six-month period ended March 31, 2007, an overweight position and strong stock selection in energy contributed positively to relative performance, as did stock selection in telecommunications and consumer staples.

Market Review and Investment Strategy

For the six-month period ended March 31, 2007, global equity markets experienced strong returns and emerging markets

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

fared particularly well. The MSCI EM Index returned 20.25% in U.S. dollar terms versus 11.07% for the MSCI World Index. After a very strong fourth quarter of 2006, emerging markets made mixed progress in a volatile first quarter of 2007. Emerging markets ended strongly after a mid-quarter global equity market sell-off, triggered by a sell-off on China’s A-share market, concerns about a slowdown in the U.S. housing market and weakness in subprime mortgages and potential unwinding of the yen carry trade. Nonetheless, most emerging market sectors posted returns of 10% or greater; health care and information technology were the exceptions at 9.6% and 1.7%, respectively.

The MSCI EM Index also posted double-digit returns for the 12-month period ended March 31, 2007, returning 20.65% in U.S. dollar terms versus 15.44% for the MSCI World Index. For most of the 12-month period, the outlook for global growth and continued robust corporate earnings was optimistic. This was briefly but severely interrupted in mid-May 2006, when investor fears about rising inflation and the impact of higher interest rates led to a widespread repricing of risk and emerging markets declined sharply. Despite this broad-based emerging markets retreat and a brief weakness in first quarter 2007, most emerging market sectors posted very strong returns for the 12-month period ended March 31, 2007—telecommunications services, materials and industrials returned over 30%; laggards were health care, which returned -4.7%, and information technology, which returned -5.1%. Notable country performers were China, which returned 47.2% and Brazil, which returned 27.0%.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. Under normal circumstances, the Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Junk bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty. No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

Investment Results

The chart on page 10 shows performance for the Bernstein Intermediate Duration Portfolio compared with its benchmark, the Lehman Brothers (LB) Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2007.

The Portfolio outperformed its benchmark for the six- and 12-month periods ended March 31, 2007. For the six-month period, the Portfolio’s hedged non-U.S. government holdings in Japan, Mexico and Poland; allocation to emerging markets; Treasury/Agency underweight and corporate security selection all contributed positively to performance. Within the same period, the Portfolio’s high yield security selection and overweight position in commercial mortgage-backed securities (CMBS) detracted from performance.

For the 12-month period, the Portfolio’s ABS and CMBS security selection and overweight position detracted from performance. Within this same period, hedged non-U.S. government holdings in Japan, Mexico and Poland; allocation to emerging markets; Treasury/Agency underweight and corporate security selection all contributed positively to performance.

Market Review and Investment Strategy

The Fed kept official rates on hold at 5.25% during the six-month period ended March 31, 2007. Yields fell at the short end while longer-term yields rose slightly. Two-year yields lost 11 basis points to yield 4.58%, while the ten-year yield rose 2 basis points to end the period at 4.65%. Market volatility remained relatively subdued, despite the limited spike in late February 2007 and early March 2007 due to concerns over subprime mortgage delinquencies. The bout of volatility roiled the lowest subprime mortgage sector but was limited without effect on market sectors.

By index sector, MBS posted the strongest returns among U.S. bond sectors at 3.19% for the semi-annual period, despite some

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2007 Semi-Annual Report	3

Portfolio Manager Commentaries (continued)

volatility during the period. Investment-grade corporates returned 2.86%, as solid fundamentals offset increasing event risk. CMBS and ABS, underpinned by strong technical demand, posted returns of 2.65% and 2.53% respectively, according to Lehman Brothers.

Non-U.S. government bonds did not fare quite as well as U.S. Treasuries, as several central banks outside of the U.S. began raising interest rates during the period. Global Treasuries (ex-U.S.) hedged into U.S. dollars posted an average return of 1.75% for the semi-annual period (versus 2.18% for U.S. Treasuries). The Portfolio’s non-U.S. holdings included Japan at 3.39%, Sweden at 1.62%, Poland at 4.72% and Mexico at 5.73% (all U.S. dollar hedged returns).

During the semi-annual reporting period, the Portfolio held a neutral to shorter-than-benchmark duration and an underweight position in U.S. government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. An underweight position was maintained in investment-grade corporates due to historically tight spreads, a flat yield curve and increased event risk, with the underweight focused in longer maturity corporates which are inherently more vulnerable to event risk. Hedged non-U.S. government bonds are employed due to their attractive yield over domestic bonds. Positions were held in several countries including Japan, Mexico, Sweden, Poland and Norway.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, ABS, mortgage-related securities, inflation-protected securities, bank loan debt, preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Manager to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, MBS, ABS, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 10 shows performance for the Bernstein Short Duration Plus and Bernstein U.S. Government Short Duration Portfolios compared with their benchmark, the Merrill Lynch 1-3 Treasury Index, for the six- and 12-month periods ended March 31, 2007.

The Bernstein Short Duration Plus Portfolio outperformed its benchmark for both the six- and 12-month periods ended March 31, 2007. The Portfolio’s yield curve exposure and exposure to spread sectors such as ABS, CMBS, mortgage pass-throughs, corporates and agencies contributed positively to performance throughout the reporting period.

The Bernstein U.S. Government Short Duration Portfolio underperformed its benchmark for both the six- and 12-month

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

periods ended March 31, 2007. At certain points within the reporting period, the Portfolio’s duration positioning detracted from performance. The Portfolio’s shorter duration and exposure to spread sectors such as ABS and CMBS contributed positively to performance for both the six- and 12-month time periods.

Market Review and Investment Strategy

The Fed kept official rates on hold at 5.25% during the semi-annual reporting period. Yields fell at the short end while longer term yields rose slightly. Two-year yields lost 11 basis points to yield 4.58%, while the 10-year yield rose 2 basis points to end the period at 4.65%.

Shorter-term fixed-income securities outperformed both intermediate- and longer-maturity securities during the reporting period. U.S. Treasuries in the 1-3 year maturity range returned 2.33% during the six-month period ended March 31, 2007, outperforming longer maturities (15+ years), which returned 1.20%, according to Merrill Lynch. U.S. agency securities (1-3 years) outperformed Treasuries, posting a return of 2.54%.

The spread sectors outperformed U.S. Treasury holdings on both an absolute and duration-adjusted basis. ABS and CMBS (1-3 years) outperformed Treasuries, posting returns of 2.53% and 2.70%, respectively. Both ABS and CMBS were underpinned by strong technical demand and low spread volatility. Mortgage pass-through securities (0-3 years) posted a return of 3.12% for the semi-annual reporting period, as mortgages benefited from relatively low volatility for most of the period and muted prepayment risk. Corporate securities (1-3 years) posted a return of 2.77%, as solid corporate fundamentals during the period were offset by increasing event risk.

During the reporting period, allocations to the Portfolios’ higher-quality non-Treasury sectors, including mortgages, collateralized mortgage obligations (CMOs), ABS and CMBS were increased in an effort to enhance portfolio yield. The Portfolios’ durations were moved to neutral, allowing fluctuations slightly on the longer side before rebalancing to reflect the U.S. Investment Grade: Liquid Markets Structured Products Investment Team’s overall economic sentiment and expectation of the Fed easing interest rates in the near term.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowing for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowing for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowing for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes.

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2007 Semi-Annual Report	5

Portfolio Manager Commentaries (continued)

Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment grade. Each of the Short Duration Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Each of the Portfolios may use derivatives, such as options, futures, forwards and swaps.

Investment Results

The chart on page 10 shows performance for each of the Bernstein Short Duration Municipal Portfolios compared to its benchmark, the Lehman Brothers (LB) 1-Year Municipal Index, for the six- and 12-month periods ended March 31, 2007.

Each of the Portfolios underperformed its benchmark for both the six- and 12-month periods ended March 31, 2007. Short-term municipal yields have changed little over the six- and 12-month periods ended March 31, 2007. Accordingly, the returns of the Portfolios were largely comprised of the income earned. Stability also characterized returns by sector, as sector returns were similar. The sole exception, however, was high-yield, or below investment-grade bonds, where investors’ demand remained strong. For example, over the last three months, high-yield municipal funds accounted for a third of the money invested in municipal mutual funds. By contrast, high yield municipals account for less than 5% of the municipal debt outstanding. Although the Portfolios’ returns were below those of their benchmarks, they were similar to those of other high-credit quality funds with similar interest rate risk over the six- and 12-month periods.

Market Review and Investment Strategy

Although the 12-month period ended March 31, 2007 has been a period of relative calm in the municipal market, two extremes persist. First, the income benefit for extending maturity is very low in both absolute terms and relative to past experience. Second, the extra income for increasing credit risk is extremely small by historical standards. These extremes have been engendered, at least in part, by benign economic and inflation outlooks, as well as by the strongest municipal balance sheets in a very long time. Although it is impossible to know if investors will become more risk averse, or what the catalyst will be, the Municipal Bond Investment Team believes that it will happen at some point.

With so little reward for taking risk, the Team finds the best values for the Portfolios to be high-quality, short-term bonds, which account for almost all of the Portfolios’ holdings today. And, as a result, the average credit quality of each Portfolio is at least double-A+.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal securities. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal

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Portfolio Manager Commentaries (continued)

securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. Each Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each of the Portfolios may use derivatives, such as options, futures, forwards and swaps.

Investment Results

The chart on page 10 shows performance for the Bernstein California, Bernstein New York and Bernstein Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended March 31, 2007.

All three Portfolios underperformed their benchmark for both the six- and 12-month periods ended March 31, 2007. Intermediate-term municipal yields have changed little over the period under review. Accordingly, the returns of the Portfolios were largely comprised of the income earned. Returns in the different sectors of the municipal market were very similar as well. The sole exception, however, was high-yield, or below investment-grade bonds, where investors’ demand remained strong. For example, over the last three months, high-yield municipal funds accounted for a third of the money invested in municipal mutual funds. By contrast, high yield municipals account for less than 5% of the municipal debt outstanding. Although the Portfolios held a small overweight position in short-term, high yield bonds, it was not enough to significantly add to performance. As such, the Portfolios’ returns were below those of their benchmark, but were similar to those of other high-credit quality funds with similar interest rate risk over the six- and 12-month periods.

Market Review and Investment Strategy

Although the 12-month period ended March 31, 2007 has been a period of relative calm in the municipal market, two extremes persist. First, long-term municipal bonds are very expensive by historical standards, with yields near their lowest levels in more than 30 years. The second extreme involves compensation for credit risk. Today, the extra yield for assuming credit risk is very small by historical standards. These extremes have been produced, at least in part, by benign economic and inflation outlooks, as well as by the strongest municipal balance sheets in a very long time. Although it is impossible to know if investors will become more risk averse, or what the catalyst will be, the Municipal Bond Investment Team believes that this will happen at some point.

With so little reward for taking risk, the Team finds the best values in high-quality, intermediate-term bonds, which account for almost all of our holdings today. For example, where callable bonds with maturities of more than 15-years comprised more than 15% of the Portfolios a few years ago when the yield difference between short- and long-term bond was very wide, such bonds account for less than 3% of the Portfolios today. And, where bonds rated single-A or better comprised slightly more than 80% of the Portfolios four years ago when credit spreads were wider, they comprise approximately 90% today with the compensation for credit risk so low.

2007 Semi-Annual Report	7

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on page 10 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein Portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Merrill Lynch 1–3 Year Treasury Index is composed of U.S. Treasury obligations with remaining maturities of 1–2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign

(Historical Performance continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2007 Semi-Annual Report	9

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Composites

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Tax-Managed International	13.75%	15.97%	16.04%	10.14%	10.85%	June 22, 1992
Return after taxes on distributions†	11.85	14.03	15.27	8.83	9.55
Return after taxes on distributions and sale of shares†	11.76	13.26	14.07	8.35	9.07
International	13.33	15.80	16.15	—	9.60	April 30, 1999
MSCI EAFE Index	14.85	20.20	15.78	8.31
International Large-Cap Core Lipper Composite	13.77	16.97	12.59	7.14

Emerging Markets
Before deduction of purchase and redemption fees	19.69	17.16	30.90	11.17	11.57	December 15, 1995
After deduction of purchase and redemption fees*	17.31	14.83	30.11	10.83	11.27
MSCI Emerging Markets Index**	20.25	20.65	24.45	8.57
Lipper Emerging Markets Index	19.99	20.30	24.65	8.37

Intermediate Duration	3.10	6.64	5.10	5.63	6.92	January 17, 1989
Lehman Brothers Aggregate Bond Index	2.76	6.58	5.35	6.45
Intermediate Bond Lipper Composite	2.68	6.06	4.73	5.53

Short Duration Plus	2.68	5.38	3.21	4.50	5.62	December 12, 1988
U.S. Government Short Duration	2.19	4.60	2.76	4.22	5.29	January 3, 1989
Merrill Lynch 1-3 Year Treasury Index	2.33	5.02	3.11	4.76
Short-Term Bond Lipper Composite	2.44	4.97	3.03	4.34

Short Duration Diversified Municipal	1.48	3.24	2.26	3.13	3.39	October 3, 1994
Short Duration California Municipal	1.49	3.18	1.88	2.81	3.12	October 3, 1994
Short Duration New York Municipal	1.47	3.24	2.10	2.94	3.20	October 3, 1994
Lehman Brothers 1-Year Municipal Index	1.67	3.68	2.35	3.47
Short-Term Municipal Lipper Composite	1.38	3.22	2.32	3.19

Diversified Municipal	1.35	4.06	3.63	4.36	5.29	January 9, 1989
California Municipal	1.32	4.03	3.47	4.20	5.05	August 6, 1990
New York Municipal	1.34	4.03	3.70	4.36	5.34	January 9, 1989
Lehman Brothers 5-Year GO Muni Index	1.56	4.28	4.13	4.81
Short-Intermediate Term Municipal Lipper Composite	1.31	3.57	3.13	3.71

*	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

**	MSCI Emerging Markets Index (gross) prior to 1/1/01. MSCI Emerging Markets Index (net) thereafter. No net values were calculated prior to 1/1/2001.

†	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Historical Performance and Benchmark Disclosures on pages 8–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2007, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $72,056. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 8–9.

(Historical Performance continued on next page)

2007 Semi-Annual Report	11

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2007, or if the Portfolio’s inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

See Historical Performance and Benchmark Disclosures on pages 8–9.

12	Sanford C. Bernstein Fund, Inc.

Fund Expenses—March 31, 2007

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$1,137.56	$5.97	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.64	1.12%

International Class Shares
Actual	$1,000	$1,133.29	$6.28	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94	1.18%

Emerging Markets Class Shares
Actual	$1,000	$1,196.88	$8.38	1.53%
Hypothetical (5% return before expenses)	$1,000	$1,017.30	$7.70	1.53%

Intermediate Duration Class Shares
Actual	$1,000	$1,030.97	$2.94	0.58%
Hypothetical (5% return before expenses)	$1,000	$1,022.04	$2.92	0.58%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,021.95	$3.83	0.76%
Hypothetical (5% return before expenses)	$1,000	$1,021.14	$3.83	0.76%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,014.79	$3.32	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.64	$3.33	0.66%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,014.90	$3.62	0.72%
Hypothetical (5% return before expenses)	$1,000	$1,021.34	$3.63	0.72%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,014.72	$3.47	0.69%
Hypothetical (5% return before expenses)	$1,000	$1,021.49	$3.48	0.69%

Diversified Municipal Class Shares
Actual	$1,000	$1,013.52	$2.91	0.58%
Hypothetical (5% return before expenses)	$1,000	$1,022.04	$2.92	0.58%

California Municipal Class Shares
Actual	$1,000	$1,013.22	$3.11	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13	0.62%

New York Municipal Class Shares
Actual	$1,000	$1,013.38	$3.06	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,026.84	$3.28	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.69	$3.28	0.65%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

2007 Semi-Annual Report	13

Portfolio Summary—March 31, 2007

Foreign Stock Portfolios
Tax-Managed International
Country Breakdown[1]	Sector Breakdown[1]
	Financial	35.8%
	Industrial Commodities	11.5
	Capital Equipment	11.3
	Technology/Electronics	6.5
	Energy	6.4
	Medical	5.5
	Construction & Housing	4.9
	Consumer Staples	4.6
	Telecommunications	4.3
	Consumer Cyclicals	4.2
	Utilities	2.8
	Transportation	2.2

International
Country Breakdown[1]	Sector Breakdown[1]
	Financial	35.1%
	Capital Equipment	11.3
	Industrial Commodities	11.1
	Technology/Electronics	6.7
	Energy	6.6
	Medical	6.1
	Consumer Staples	4.7
	Telecommunications	4.6
	Consumer Cyclicals	4.3
	Construction & Housing	4.3
	Utilities	2.7
	Transportation	2.5

Emerging Markets
Country Breakdown[1]	Sector Breakdown[1]
	Financial	23.8%
	Energy	15.5
	Technology/Electronics	13.1
	Industrial Commodities	13.1
	Telecommunications	10.8
	Capital Equipment	5.1
	Consumer Discretionary	4.5
	Construction & Housing	4.1
	Consumer Staples	4.1
	Medical	2.2
	Utilities	2.2
	Transportation	1.5

1.	All data are as of March 31, 2007. The Portfolios’ sector and country breakdowns are expressed as a percentage of each Portfolio’s total long-term investments and may vary over time. Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios’ prospectus.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2007 (continued)

Taxable Bond Portfolios
Intermediate Duration
Security Type Breakdown[1]

Short Duration Plus
Security Type Breakdown[1]

U.S. Government Short Duration
Security Type Breakdown[1]

1.	All data are as of March 31, 2007. The Portfolios’ security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time.

2007 Semi-Annual Report	15

Portfolio Summary—March 31, 2007 (continued)

Municipal Bond Portfolios (Short Duration)
Short Duration Diversified Municipal
State Breakdown[1]	Quality Rating Breakdown[1]

Short Duration California Municipal
State Breakdown[1]	Quality Rating Breakdown[1]

Short Duration New York Municipal
State Breakdown[1]	Quality Rating Breakdown[1]

1.	All data are as of March 31, 2007. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. The quality ratings are determined by using Standard & Poor’s Ratings Services and Moody’s Investors Services, Inc.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2007 (continued)

Municipal Bond Portfolios (Intermediate Duration)
Diversified Municipal
State Breakdown[1]	Quality Rating Breakdown[1]

California Municipal
State Breakdown[1]	Quality Rating Breakdown[1]

New York Municipal
State Breakdown[1]	Quality Rating Breakdown[1]

1.	All data are as of March 31, 2007. The Portfolios’ quality rating and state breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. The quality ratings are determined by using Standard & Poor’s Ratings Services and Moody’s Investors Services, Inc.

2007 Semi-Annual Report	17

Statements of Assets and Liabilities—March 31, 2007 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO		EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value (including investments of cash collateral for securities loaned of: International, $885,367,000)	$8,492,752,973		$4,820,040,011	(a)	$2,558,515,829
Foreign currency at value (b)	68,621,848	(c)	41,091,622	(c)	30,791,921
Cash in bank	4		223		891
Receivables:
Interest	24,329		16,656		9,849
Dividends	31,171,503		13,907,220		10,683,295
Investment securities sold and foreign currency transactions	140,020,455		55,480,984		2,146,629
Capital shares sold	14,494,680		13,782,258		5,401,700
Foreign withholding tax reclaims	1,481,491		459,450		34,228
Margin due from broker on futures contracts	9,076		8,553		0

Total assets	8,748,576,359		4,944,786,977		2,607,584,342

LIABILITIES
Payable for collateral on securities lending at value	0		885,367,000		0
Payables:
Investment securities purchased and foreign currency transactions	134,725,717		68,159,352		9,089,402
Capital shares redeemed	9,957,795		3,762,522		3,201,689
Management fee	6,008,744		2,959,405		2,394,756
Shareholder servicing and administration fee	1,845,561		836,268		549,372
Transfer Agent fee	57,065		51,688		77,135
Distribution fee payable	4,782		34,792		0
Accrued expenses	360,849		222,760		239,222
Foreign capital gains taxes	0		0		5,271,578

Total liabilities	152,960,513		961,393,787		20,823,154

NET ASSETS (d)	$8,595,615,846		$3,983,393,190		$2,586,761,188

Cost of investments (including cash collateral on securities loaned)	$6,350,202,200		$3,969,963,758		$1,722,789,034

SHARES OF CAPITAL STOCK OUTSTANDING					65,519,127

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE					$39.48

NET ASSETS CONSIST OF:
Capital stock, at par*	$316,839		$148,985		$65,519
Additional paid-in capital	5,894,803,139		2,922,618,276		1,617,150,555
Undistributed net investment income/(excess distributions)	(28,907,896)		(20,329,091)		3,058,037
Accumulated net realized gain on investment and foreign currency transactions	585,927,768		230,249,051		136,006,635
Unrealized appreciation/(depreciation) of:
Investments and futures	2,142,980,062		850,480,775		830,480,837	†
Foreign currency denominated assets and liabilities	495,934		225,194		(395)

	$8,595,615,846		$3,983,393,190		$2,586,761,188

(a) Includes securities on loan with a value of $842,609,138.

(b) Cost: $68,531,917, $40,988,496 and $30,824,233, respectively. (Note 1)

(c) Amounts equivalent to U.S. $1,250,356 and $1,178,220 respectively, have been segregated to collateralize margin requirements for the open futures contracts at March 31, 2007.

(d) See page 19 for share class information on net assets value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 8.2 billion shares of common stock with par value of $.001 per share.

†Net of accrued foreign capital gains taxes of $5,245,958.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

18	Sanford C. Bernstein Fund, Inc.

Statements of Assets and Liabilities—March 31, 2007 (Unaudited) (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$8,586,868,058
Shares of capital stock outstanding	316,512,219

Net asset value, offering and redemption price per share	$27.13

International Class Shares
Net Assets		$3,914,057,373
Shares of capital stock outstanding		146,365,324

Net asset value, offering and redemption price per share		$26.74

Class A Shares
Net Assets	$4,443,595	$40,497,946
Shares of capital stock outstanding	164,870	1,523,919

Net asset value and redemption price per share	$26.95	$26.57
Sales charge—4.25% of public offering price	1.20	1.18

Maximum offering price	$28.15	$27.75

Class B Shares
Net Assets	$592,755	$5,640,580
Shares of capital stock outstanding	22,311	214,386

Net asset value and offering price per share	$26.57	$26.31

Class C Shares
Net Assets	$3,711,438	$23,197,291
Shares of capital stock outstanding	139,769	881,261

Net asset value and offering price per share	$26.55	$26.32

2007 Semi-Annual Report	19

Statements of Assets and Liabilities—March 31, 2007 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,054,785,156		$90,343,850
Foreign currency at value	3,314,690	(a)(b)	0
Cash in bank	3,667,247		622,924
Receivables:
Interest	32,991,058		730,610
Investment securities sold	27,401,889		0
Capital shares sold	18,710,260		16,350
Appreciation of interest rate swap agreements	1,511,333		0
Appreciation of foreign currency contracts	607,471		0

Total assets	5,142,989,104		91,713,734

LIABILITIES
Payables:
Dividends to shareholders	6,462,145		113,956
Investment securities purchased	500,687,444		4,094,509
Capital shares redeemed	4,934,539		4,085,639
Deferred income on dollar rolls	10,612		0
Management fee	1,785,735		38,488
Shareholder servicing and administration fee	402,596		7,699
Transfer Agent fee	25,355		4,284
Accrued expenses	224,550		31,099
Margin owed to broker on futures contracts	536,843		0
Depreciation of interest rate swap agreements	603,888		0
Depreciation of foreign currency contracts	1,492,978		0

Total liabilities	517,166,685		8,375,674

NET ASSETS	$4,625,822,419		$83,338,060

Cost of investments	$5,035,325,064		$90,352,811

SHARES OF CAPITAL STOCK OUTSTANDING	350,189,797		6,699,358

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.21		$12.44

NET ASSETS CONSIST OF:
Capital stock, at par*	$350,190		$6,699
Additional paid-in capital	4,633,829,724		85,775,640
Undistributed net investment income/(excess distributions)	(9,018,521)		39,348
Accumulated net realized loss on investment, futures and foreign currency transactions	(19,697,646)		(2,474,666)
Unrealized appreciation/(depreciation) of:
Investments, futures and interest rate swaps	21,226,330		(8,961)
Foreign currency denominated assets and liabilities	(867,658)		0

	$4,625,822,419		$83,338,060

(a) Cost: $3,322,749 (Note 1).

(b) Amounts equivalent to U.S. $259,863 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2007.

* The Sanford C. Bernstein Fund, Inc., has authorized 8.2 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$219,880,578	$85,866,564	$113,414,199
0	0	0
351,252	524,326	334,271

3,247,060	1,034,297	1,697,463
0	177,632	0
1,160,328	149,128	43,805
24,550	9,357	12,181
0	0	0

224,663,768	87,761,304	115,501,919

211,426	75,069	113,470
2,959,114	10,000,042	0
705,750	3,706,533	459,893
0	0	0
87,504	33,209	44,849
19,446	7,347	9,961
5,845	1,489	5,480
23,985	11,565	14,427
0	0	0
7,538	2,051	3,938
0	0	0

4,020,608	13,837,305	652,018

$220,643,160	$73,923,999	$114,849,901

$220,537,612	$85,850,575	$113,277,194

17,682,359	5,929,005	9,276,166

$12.48	$12.47	$12.38

$17,682	$5,929	$9,276
223,146,500	74,443,629	115,930,039
2,112	(12,392)	10,483
(1,883,112)	(536,462)	(1,245,145)

(640,022)	23,295	145,248
0	0	0

$220,643,160	$73,923,999	$114,849,901

2007 Semi-Annual Report	21

Statements of Assets and Liabilities—March 31, 2007 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO
ASSETS
Investments in securities at value	$4,333,270,027	$1,389,824,016	$1,672,025,754
Cash in bank	594,211	4,969,051	329,720
Receivables:
Interest	55,189,792	17,587,361	24,231,158
Investment securities sold	3,855,112	70,000	5,245,068
Capital shares sold	10,774,175	2,970,717	4,912,265
Appreciation of interest rate swap agreements	671,330	184,467	230,608

Total assets	4,404,354,647	1,415,605,612	1,706,974,573

LIABILITIES
Payables:
Dividends to shareholders	4,588,676	1,431,961	1,872,820
Investment securities purchased	70,166,028	53,447,159	10,306,360
Capital shares redeemed	5,351,256	2,234,616	3,632,391
Management fee	1,685,164	581,931	713,184
Shareholder servicing and administration fee	367,792	114,772	142,012
Transfer Agent fee	34,399	11,959	12,552
Distribution fee payable	73,353	33,953	48,472
Accrued expenses	243,533	102,321	103,783
Depreciation of interest rate swap agreements	96,010	31,647	42,644

Total liabilities	82,606,211	57,990,319	16,874,218

NET ASSETS (a)	$4,321,748,436	$1,357,615,293	$1,690,100,355

Cost of investments	$4,302,228,107	$1,377,261,285	$1,656,330,744

NET ASSETS CONSIST OF:
Capital stock, at par*	$308,940	$95,835	$122,344
Additional paid-in capital	4,298,162,289	1,347,795,099	1,676,428,870
Undistributed net investment income/(excess distributions)	334,200	(28,821)	139,819
Accumulated net realized loss on investment transactions	(8,674,233)	(2,962,371)	(2,473,652)
Unrealized appreciation of investments and interest rate swaps	31,617,240	12,715,551	15,882,974

	$4,321,748,436	$1,357,615,293	$1,690,100,355

(a) See page 17 for share class information on net asset value, offering price and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

*The Sanford C. Bernstein Fund, Inc., has authorized 8.2 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$4,215,331,127	$1,303,757,802	$1,615,749,433
Shares of capital stock outstanding	301,335,406	92,032,908	116,959,745

Net asset value and offering price per share	$13.99	$14.17	$13.81

Class A Shares
Net Assets	$35,875,540	$22,669,752	$29,278,459
Shares of capital stock outstanding	2,563,757	1,600,462	2,120,211

Net asset value and redemption price per share	$13.99	$14.16	$13.81
Sales charge—4.25% of public offering price	.62	.63	.61

Maximum offering price	$14.61	$14.79	$14.42

Class B Shares
Net Assets	$29,885,837	$12,707,499	$26,344,085
Shares of capital stock outstanding	2,135,468	896,961	1,908,385

Net asset value and offering price per share	$13.99	$14.17	$13.80

Class C Shares
Net Assets	$40,655,932	$18,480,240	$18,728,378
Shares of capital stock outstanding	2,905,196	1,304,690	1,356,142

Net asset value and offering price per share	$13.99	$14.16	$13.81

2007 Semi-Annual Report	23

Statements of Assets and Liabilities—March 31, 2007 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$441,547,342
Cash in bank	5,961,867
Receivables:
Interest	2,659,657
Capital shares sold	1,690,222

Total assets	451,859,088

LIABILITIES
Payables:
Dividends to shareholders	614,159
Investment securities purchased	25,412,886
Capital shares redeemed	2,403,942
Management fee	179,536
Shareholder servicing and administration fee	31,584
Transfer Agent fee	17,968
Distribution fee payable	35,592
Accrued expenses	102,458
Depreciation of interest rate swap agreement	68,624
Margin owed to broker on futures contracts	34,125

Total liabilities	28,900,874

NET ASSETS	$422,958,214

Cost of investments	$442,258,462

NET ASSETS CONSIST OF:
Capital stock, at par*	$34,234
Additional paid-in capital	439,149,583
Undistributed net investment income/(excess distributions)	(815,356)
Accumulated net realized loss on investment transactions	(14,711,602)
Unrealized appreciation/(depreciation) of investments, futures and interest rate swaps	(698,645)

$422,958,214

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$355,131,728
Shares of capital stock outstanding	28,744,135

Net asset value and offering price per share	$12.35

Short Duration Class A Shares
Net Assets	$38,853,667
Shares of capital stock outstanding	3,144,413

Net asset value and redemption price per share	12.36
Sales charge—4.25% of public offering price	0.55

Maximum offering price	$12.91

Short Duration Class B Shares
Net Assets	$13,292,704
Shares of capital stock outstanding	1,075,974

Net asset value and offering price per share	$12.35

Short Duration Class C Shares
Net Assets	$15,680,115
Shares of capital stock outstanding	1,269,672

Net asset value and offering price per share	$12.35

* The Sanford C. Bernstein Fund, Inc., has authorized 8.2 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2007 Semi-Annual Report	25

Statements of Operations for the Six Months Ended March 31, 2007 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$2,424,371	$2,227,121	$715,962
Dividends (net of foreign withholding taxes of $3,029,918, $1,399,988, and $3,555,473, respectively)	52,168,481	24,394,424	23,912,811

Total income	54,592,852	26,621,545	24,628,773

Expenses
Management fee	33,435,272	16,324,832	13,242,595
Shareholder servicing fee	10,198,781	4,612,600	3,028,628
Custodian fee	1,494,364	770,428	1,839,994
Transfer agent fee—Non-Retail Class	166,322	121,239	198,598
Transfer agent fee—Class A	6,430	24,088	0
Transfer agent fee—Class B	963	3,356	0
Transfer agent fee—Class C	5,340	12,378	0
Distribution fees—Class A	5,744	56,814	0
Distribution fees—Class B	2,904	26,451	0
Distribution fees—Class C	15,803	97,070	0
Registration fees	125,722	89,456	39,949
Auditing and tax fees	105,823	52,653	29,754
Directors’ fees and expenses	105,661	45,500	30,595
Legal fees	60,563	22,663	20,809
Printing fees	25,312	46,879	7,428
Miscellaneous	72,094	40,736	47,160

Total expenses	45,827,098	22,347,143	18,485,510
Less: expenses waived and reimbursed by the Transfer Agent	(7,499)	0	0
Less: expenses offset arrangement	(107)	(1,334)	0

Net expenses	45,819,492	22,345,809	18,485,510

Net investment income	8,773,360	4,275,736	6,143,263

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	594,887,088	277,607,548	155,851,149	*
Futures transactions	1,659,020	643,340	0
Foreign currency transactions	1,697,858	1,091,112	(677,433)
Swap transactions	0	0	0

Net realized gain (loss) on investment and foreign currency transactions	598,243,966	279,342,000	155,173,716

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	427,917,685	178,185,790	259,203,477	†
Foreign currency denominated assets and liabilities	763,342	448,194	225,608

Net increase in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	428,681,027	178,633,984	259,429,085

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1,026,924,993	457,975,984	414,602,801

Net increase in net assets resulting from operations	$1,035,698,353	$462,251,720	$420,746,064

* Net of foreign capital gains taxes of $108,511

† Net of change in foreign capital gains taxes of $(1,342,578).

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$114,142,018	$2,000,028	$3,929,495	$1,404,175	$1,977,703
0	0	0	0	0

114,142,018	2,000,028	3,929,495	1,404,175	1,977,703

9,736,462	217,025	497,384	181,696	249,250
2,183,430	43,405	108,548	39,655	54,409
353,684	42,258	61,071	44,240	47,579
111,383	12,499	14,049	12,257	11,833
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
84,424	10,654	21,543	3,984	4,824
55,431	891	2,544	759	1,492
51,754	772	2,925	1,047	1,248
9,301	8	2,169	584	704
9,638	374	1,647	428	549
44,577	1,465	5,430	2,287	2,855

12,640,084	329,351	717,310	286,937	374,743
0	0	0	0	0
0	0	0	0	0

12,640,084	329,351	717,310	286,937	374,743

101,501,934	1,670,677	3,212,185	1,117,238	1,602,960

14,557,858	43,038	(143,816)	8,669	(22,033)
(1,584,016)	0	0	0	0
9,797,839	0	0	0	0
(1,736,570)	0	(18,570)	(5,073)	(9,465)

21,035,111	43,038	(162,386)	3,596	(31,498)

18,651,855	181,950	41,524	47,045	8,001
(8,477,306)	0	0	0	0

10,174,549	181,950	41,524	47,045	8,001

31,209,660	224,988	(120,862)	50,641	(23,497)

$132,711,594	$1,895,665	$3,091,323	$1,167,879	$1,579,463

2007 Semi-Annual Report	27

Statements of Operations for the Six Months Ended March 31, 2007 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$78,503,862	$25,177,300	$32,918,695

Total income	78,503,862	25,177,300	32,918,695

Expenses:
Management fee	9,149,368	3,216,014	3,940,730
Shareholder servicing fee	1,972,886	629,666	778,323
Custodian fee	218,726	126,802	139,827
Transfer agent fee—Non-Retail Class	58,692	16,904	25,058
Transfer agent fee—Class A	13,156	6,592	9,576
Transfer agent fee—Class B	9,189	4,094	8,477
Transfer agent fee—Class C	11,703	5,613	5,934
Distribution fees—Class A	74,982	35,435	49,874
Distribution fees—Class B	171,065	73,738	147,385
Distribution fees—Class C	216,705	101,109	103,237
Registration fees	177,095	13,773	21,164
Auditing and tax fees	61,578	25,259	24,051
Directors’ fees and expenses	48,981	16,970	19,417
Printing fees	28,621	18,632	16,693
Legal fees	10,009	2,127	3,818
Miscellaneous	39,708	15,743	16,554

Total expenses	12,262,464	4,308,471	5,310,118
Less: expense offset arrangement	(945)	(200)	(717)

Net expenses	12,261,519	4,308,271	5,309,401

Net investment income	66,242,343	20,869,029	27,609,294

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	506,823	(731,169)	(476,433)
Swap transactions	(261,471)	(103,075)	(114,161)

Net realized gain (loss) on investment transactions	245,352	(834,244)	(590,594)

Net decrease in unrealized appreciation/(depreciation) of investments and swaps	(11,283,956)	(2,785,451)	(4,424,628)

Net realized and unrealized loss on investment transactions	(11,038,604)	(3,619,695)	(5,015,222)

Net increase in net assets resulting from operations	$55,203,739	$17,249,334	$22,594,072

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$10,757,079

Total income	10,757,079

Expenses
Management fee	1,037,475
Shareholder servicing fee	182,345
Custodian fee	76,750
Transfer agent fee—Non-Retail Class	17,913
Transfer agent fee—Class A	23,423
Transfer agent fee—Class B	9,681
Transfer agent fee—Class C	10,688
Distribution fees—Class A	55,137
Distribution fees—Class B	75,643
Distribution fees—Class C	83,345
Registration fees	25,902
Printing fees	13,101
Auditing and tax fees	9,825
Directors’ fees and expenses	5,931
Legal fees	183
Miscellaneous	5,829

Total expenses	1,633,171
Less: expense offset arrangement	(1,918)

Net expenses	1,631,253

Net investment income	9,125,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,310,081
Futures transactions	(224,890)
Swap transactions	(50,879)

Net realized gain on investment transactions	1,034,312

Net increase in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	1,047,252

Net realized and unrealized gain on investment transactions	2,081,564

Net increase in net assets resulting from operations	$11,207,390

See Notes to Financial Statements.

2007 Semi-Annual Report	29

Statements of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO
	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,773,360	$105,751,891	$4,275,736	$48,967,143
Net realized gain (loss) on investment and foreign currency transactions	598,243,966	871,099,406	279,342,000	436,323,919
Increase (decrease) in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	428,681,027	152,054,663	178,633,984	39,082,980
Contribution from Adviser	0	14,427	0	0

Net increase in net assets resulting from operations	1,035,698,353	1,128,920,387	462,251,720	524,374,042

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(134,173,219)	(76,839,036)	(67,882,579)	(37,507,967)
Distributions from net realized gain on investment transactions (a)	(873,750,182)	(352,939,338)	(427,641,169)	0

Total dividends and distributions to shareholders	(1,007,923,401)	(429,778,374)	(495,523,748)	(37,507,967)

Capital-share transactions
Net proceeds from sales of shares	700,239,730	1,289,333,786	366,187,031	647,251,269
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	854,869,137	368,726,715	491,527,687	36,476,197

Total proceeds from shares sold	1,555,108,867	1,658,060,501	857,714,718	683,727,466
Cost of shares redeemed	(506,491,032)	(920,026,694)	(294,254,260)	(544,993,852)

Increase (decrease) in net assets from capital-share transactions	1,048,617,835	738,033,807	563,460,458	138,733,614

Net increase (decrease) in net assets	1,076,392,787	1,437,175,820	530,188,430	625,599,689

NET ASSETS:
Beginning of period	7,519,223,059	6,082,047,239	3,453,204,760	2,827,605,071

End of period (b)	$8,595,615,846	$7,519,223,059	$3,983,393,190	$3,453,204,760

(b) Includes undistributed net investment income/(excess distributions) of:	$(28,907,896)	$96,491,963	$(20,329,091)	$43,277,752

(a) See page 35 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $3,852,823 and $8,260,181 for the six months ended March 31, 2007 and the year ended September 30, 2006, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS VALUE PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S GOVERNMENT SHORT DURATION PORTFOLIO
SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06

$6,143,263	$25,569,151	$101,501,934	$168,473,944	$1,670,677	$2,773,013
155,173,716	357,577,818	21,035,111	(44,583,013)	43,038	(846,987)
259,429,085	(95,682,312)	10,174,549	12,054,656	181,950	660,537
0	0	0	0	0	0

420,746,064	287,464,657	132,711,594	135,945,587	1,895,665	2,586,563

(19,631,589)	(25,801,129)	(100,271,322)	(169,630,007)	(1,681,036)	(2,873,636)
(345,115,543)	(403,836,187)	0	(1,045,578)	0	0

(364,747,132)	(429,637,316)	(100,271,322)	(170,675,585)	(1,681,036)	(2,873,636)

219,106,875	430,670,836	672,558,547	1,144,235,299	12,400,856	23,600,921
323,807,368	371,840,189	14,770,007	28,440,563	973,825	1,596,924

542,914,243	802,511,025	687,328,554	1,172,675,862	13,374,681	25,197,845
(164,554,716)	(388,461,956)	(232,843,968)	(385,793,260)	(16,983,988)	(24,572,533)

378,359,527 *	414,049,069 *	454,484,586	786,882,602	(3,609,307)	625,312

434,358,459	271,876,410	486,924,858	752,152,604	(3,394,678)	338,239

2,152,402,729	1,880,526,319	4,138,897,561	3,386,744,957	86,732,738	86,394,499

$2,586,761,188	$2,152,402,729	$4,625,822,419	$4,138,897,561	$83,338,060	$86,732,738

$3,058,037	$16,546,363	$(9,018,521)	$(10,249,133)	$39,348	$49,707

2007 Semi-Annual Report	31

Statements of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,212,185	$6,173,164	$1,117,238	$1,614,389
Net realized gain (loss) on investment and foreign currency transactions	(162,386)	(557,878)	3,596	(314,680)
Increase (decrease) in unrealized appreciation/(depreciation) of investments, futures and swaps	41,524	(16,550)	47,045	291,234

Net increase in net assets resulting from operations	3,091,323	5,598,736	1,167,879	1,590,943

Dividends to shareholders:
Dividends from net investment income (a)	(3,194,910)	(6,173,745)	(1,112,394)	(1,615,679)

Total dividends to shareholders	(3,194,910)	(6,173,745)	(1,112,394)	(1,615,679)

Capital-share transactions
Net proceeds from sales of shares	73,483,694	139,798,462	44,145,974	66,821,062
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,282,542	2,486,400	613,524	907,623

Total proceeds from shares sold	74,766,236	142,284,862	44,759,498	67,728,685
Cost of shares redeemed	(63,435,089)	(190,594,221)	(46,400,682)	(54,218,833)

Increase (decrease) in net assets from capital-share transactions	11,331,147	(48,309,359)	(1,641,184)	13,509,852

Net increase (decrease) in net assets	11,227,560	(48,884,368)	(1,585,699)	13,485,116

NET ASSETS:
Beginning of period	209,415,600	258,299,968	75,509,698	62,024,582

End of period (b)	$220,643,160	$209,415,600	$73,923,999	$75,509,698

(b) Includes undistributed net investment income/(excess distributions) of:	$2,112	$(15,163)	$(12,392)	$(17,236)

(a) See pages 35 and 36 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06

$1,602,960	$2,907,986	$66,242,343	$113,383,849	$20,869,029	$36,274,230	$27,609,294	$49,370,122
(31,498)	(45,924)	245,352	(2,912,617)	(834,244)	150,809	(590,594)	(663,410)
8,001	(72,648)	(11,283,956)	(1,215,704)	(2,785,451)	(1,031,625)	(4,424,628)	(3,245,317)

1,579,463	2,789,414	55,203,739	109,255,528	17,249,334	35,393,414	22,594,072	45,461,395

(1,594,079)	(2,908,434)	(65,989,775)	(113,371,869)	(20,785,755)	(36,267,385)	(27,499,173)	(49,370,103)

(1,594,079)	(2,908,434)	(65,989,775)	(113,371,869)	(20,785,755)	(36,267,385)	(27,499,173)	(49,370,103)

37,211,973	45,507,908	796,897,476	1,226,341,480	217,639,284	398,305,765	246,222,519	418,680,616
739,349	1,315,851	9,760,148	18,753,477	3,581,161	7,129,255	6,083,477	12,150,366

37,951,322	46,823,759	806,657,624	1,245,094,957	221,220,445	405,435,020	252,305,996	430,830,982
(25,842,891)	(67,006,469)	(316,764,819)	(591,234,798)	(119,556,669)	(220,457,520)	(130,291,972)	(258,195,245)

12,108,431	(20,182,710)	489,892,805	653,860,159	101,663,776	184,977,500	122,014,024	172,635,737

12,093,815	(20,301,730)	479,106,769	649,743,818	98,127,355	184,103,529	117,108,923	168,727,029

102,756,086	123,057,816	3,842,641,667	3,192,897,849	1,259,487,938	1,075,384,409	1,572,991,432	1,404,264,403

$114,849,901	$102,756,086	$4,321,748,436	$3,842,641,667	$1,357,615,293	$1,259,487,938	$1,690,100,355	$1,572,991,432

$10,483	$1,602	$334,200	$81,632	$(28,821)	$(112,095)	$139,819	$29,698

2007 Semi-Annual Report	33

Statements of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,125,826	$17,970,154
Net realized gain (loss) on investment transactions	1,034,312	(5,239,213)
Increase in unrealized appreciation/(depreciation) of investments futures and swaps	1,047,252	3,003,264

Net increase in net assets resulting from operations	11,207,390	15,734,205

Dividends to shareholders:
Dividends from net investment income (a)	(9,507,266)	(19,010,130)

Total dividends to shareholders	(9,507,266)	(19,010,130)

Capital-share transactions:
Net proceeds from sales of shares	85,340,071	152,139,449
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,043,411	8,182,322

Total proceeds from shares sold	89,383,482	160,321,771
Cost of shares redeemed	(117,449,638)	(201,170,521)

Decrease in net assets from capital-share transactions	(28,066,156)	(40,848,750)

Net decrease in net assets	(26,366,032)	(44,124,675)

NET ASSETS:
Beginning of period	449,324,246	493,448,921

End of period (b)	$422,958,214	$449,324,246

(b) Includes excess distributions of:	$(815,356)	$(433,916)

(a) See page 36 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(134,069,445)	$(76,796,506)	$(66,986,210)	$(37,095,388)
Class A	(55,675)	(36,350)	(603,506)	(355,394)
Class B	(8,042)	(1,290)	(64,870)	(13,731)
Class C	(40,057)	(4,890)	(227,993)	(43,454)

	$(134,173,219)	$(76,839,036)	$(67,882,579)	$(37,507,967)

Distributions from net realized gain on investment transactions
Tax-Managed International and International Class Shares, respectively	$(872,942,823)	$(352,717,365)	$(420,459,577)
Class A	(408,843)	(170,785)	(4,351,707)
Class B	(66,630)	(10,684)	(626,831)
Class C	(331,886)	(40,504)	(2,203,054)

	$(873,750,182)	$(352,939,338)	$(427,641,169)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(64,353,616)	$(108,738,587)	$(20,056,864)	$(34,313,374)
Class A	(748,840)	(2,148,890)	(343,133)	(931,760)
Class B	(391,571)	(1,194,732)	(162,737)	(468,128)
Class C	(495,748)	(1,289,660)	(223,021)	(554,123)

	$(65,989,775)	$(113,371,869)	$(20,785,755)	$(36,267,385)

2007 Semi-Annual Report	35

Statements of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/2007 (UNAUDITED)	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(26,375,893)	$(46,434,611)
Class A	(517,792)	(1,244,127)
Class B	(356,073)	(991,109)
Class C	(249,415)	(700,256)

	$(27,499,173)	$(49,370,103)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/2007 (UNAUDITED)	YEAR ENDED 9/30/06
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(765,224)	$(16,201,942)
Class A	(261,922)	(1,474,775)
Class B	(288,687)	(693,848)
Class C	(8,191,433)	(639,565)

	$(9,507,266)	$(19,010,130)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

.	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$27.20	$24.72		$20.42	$17.53	$13.10	$15.22

Income from investment operations:
Investment income, net†	0.03	0.40		0.26	0.15	0.24	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.56	3.82		4.49	3.04	4.39	(2.00)
Contribution from Adviser	0	0	(c)	0	0	0	0

Total from investment operations	3.59	4.22		4.75	3.19	4.63	(1.83)

Less distributions:
Dividends from taxable net investment income	(0.49)	(0.31)		(0.17)	(0.30)	(0.20)	(0.29)
Distributions from net realized gain on investment transactions	(3.17)	(1.43)		(0.28)	0	0	0

Total distributions	(3.66)	(1.74)		(0.45)	(0.30)	(0.20)	(0.29)

Net asset value, end of period	$27.13	$27.20		$24.72	$20.42	$17.53	$13.10

Total return (a)	13.75%	18.18%		23.62%	18.34%	35.65%	(12.39)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$8,586,868	$7,512,829		$6,078,513	$4,611,550	$3,561,248	$2,365,421
Average net assets (000 omitted)	$8,136,732	$6,888,047		$5,303,305	$4,206,956	$2,890,486	$2,708,477
Ratio of expenses to average net assets	1.12% *	1.15%	(e)	1.22%	1.24%	1.25%	1.25%
Ratio of net investment income to average net assets	0.22% *	1.53%	(e)	1.17%	0.79%	1.59%	1.04%
Portfolio turnover rate	30%	67%		53%	71%	28%	64%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

.	SIX MONTH ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$27.17	$23.27		$18.94	$16.06	$11.95	$14.16

Income from investment operations:
Investment income, net†	0.03	0.40		0.25	0.14	0.23	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.42	3.81		4.25	2.91	4.04	(1.90)

Total from investment operations	3.45	4.21		4.50	3.05	4.27	(1.76)

Less distributions:
Dividends from taxable net investment income	(0.53)	(0.31)		(0.17)	(0.17)	(0.16)	(0.45)
Distributions from net realized gain on investment transactions	(3.35)	0		0	0	0	0

Total distributions	(3.88)	(0.31)		(0.17)	(0.17)	(0.16)	(0.45)

Net asset value, end of period	$26.74	$27.17		$23.27	$18.94	$16.06	$11.95

Total return (a)	13.33%	18.29%		23.90%	19.05%	36.00%	(13.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,914,057	$3,397,969		$2,785,730	$2,190,687	$1,826,667	$1,299,449
Average net assets (000 omitted)	$3,679,998	$3,125,615		$2,462,819	$2,045,596	$1,572,731	$1,539,788
Ratio of expenses to average net assets	1.18% *	1.20%	(e)	1.26%	1.28%	1.29%	1.29%
Ratio of net investment income to average net assets	0.24% *	1.55%	(e)	1.17%	0.76%	1.63%	0.97%
Portfolio turnover rate	34%	73%		61%	92%	28%	67%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$38.90		$43.22		$28.91	$20.81	$13.65	$12.48

Income from investment operations:
Investment income, net†	0.10		0.49		0.66	0.36	0.26	0.13
Net realized and unrealized gain on investment and foreign currency transactions	6.99		5.02		14.20	7.76	6.87	1.04

Total from investment operations	7.09		5.51		14.86	8.12	7.13	1.17

Less distributions:
Dividends from taxable net investment income	(0.35)		(0.60)		(0.06)	(0.22)	(0.08)	(0.13)
Distributions from net realized gain on investment transactions	(6.22)		(9.39)		(0.78)	0	0	0

Total distributions	(6.57)		(9.99)		(0.84)	(0.22)	(0.08)	(0.13)

Portfolio transaction fee	0.06		0.16		0.29	0.20	0.11	0.13

Net asset value, end of period	$39.48		$38.90		$43.22	$28.91	$20.81	$13.65

Total return (a)	19.69%	(b)	13.89%	(b)	48.78% (b)	34.66% (b)	47.21% (b)	5.98% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,586,761		$2,152,403		$1,880,526	$1,361,368	$898,402	$518,984
Average net assets (000 omitted)	$2,416,283		$2,031,225		$1,600,912	$1,150,902	$653,705	$588,195
Ratio of expenses to average net assets	1.53%	*	1.58%	(e)	1.68%	1.72%	1.72%	1.73%
Ratio of net investment income to average net assets	0.51%	*	1.26%	(e)	1.85%	1.41%	1.57%	0.89%
Portfolio turnover rate	23%		61%		54%	44%	38%	34%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$13.11		$13.27		$13.41	$13.43	$13.08	$12.98

Income from investment operations:
Investment income, net†	0.31		0.59		0.53	0.50	0.47	0.59
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09		(0.15)		(0.09)	(0.01)	0.35	0.10

Total from investment operations	0.40		0.44		0.44	0.49	0.82	0.69

Less distributions:
Dividends from taxable net investment income	(0.30)		(0.60)		(0.54)	(0.51)	(0.47)	(0.59)
Distributions from net realized gain on investment transactions	0		0	(c)	(0.04)	0	0	0

Total distributions	(0.30)		(0.60)		(0.58)	(0.51)	(0.47)	(0.59)

Net asset value, end of period	$13.21		$13.11		$13.27	$13.41	$13.43	$13.08

Total return (a)	3.10%		3.47%		3.35%	3.74%	6.39%	5.48%
Net assets, end of period (000 omitted)	$4,625,822		$4,138,898		$3,386,745	$2,852,803	$2,402,262	$2,151,988
Average net assets (000 omitted)	$4,354,930		$3,694,176		$3,104,905	$2,612,933	$2,249,030	$2,135,339
Ratio of expenses to average net assets	0.58%	*	0.60%	(e)	0.60%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	4.66%	*	4.56%	(e)	3.97%	3.72%	3.55%	4.57%
Portfolio turnover rate	122%		426%		586%	660%	796%	727%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$12.41		$12.45		$12.68	$13.00	$13.23	$13.07

Income from investment operations:
Investment income, net†	0.24		0.41		0.30	0.26	0.31	0.40
Net realized and unrealized gain (loss) on investment transactions	0.03		(0.02)		(0.19)	(0.14)	(0.04)	0.16

Total from investment operations	0.27		0.39		0.11	0.12	0.27	0.56

Less distributions:
Dividends from taxable net investment income	(0.24)		(0.43)		(0.34)	(0.30)	(0.31)	(0.40)
Dividends from net realized gain on investment transactions	0		0		0 (c)	(0.14)	(0.19)	0

Total distributions	(0.24)		(0.43)		(0.34)	(0.44)	(0.50)	(0.40)

Net asset value, end of period	$12.44		$12.41		$12.45	$12.68	$13.00	$13.23

Total return (a)	2.19%		3.19%		0.90%	0.93%	2.10%	5.42%
Net assets, end of period (000 omitted)	$83,338		$86,733		$86,394	$93,595	$112,561	$115,400
Average net assets (000 omitted)	$86,573		$83,170		$91,842	$101,777	$120,631	$106,080
Ratio of expenses to average net assets	0.76%	*	0.79%	(e)	0.78%	0.80%	0.76%	0.74%
Ratio of expenses to average net assets excluding interest expense	0.76%	*	0.79%	(e)	0.78%	0.78%	0.76%	0.74%
Ratio of net investment income to average net assets	3.85%	*	3.33%	(e)	2.41%	2.06%	2.39%	3.04%
Portfolio turnover rate	51%		130%		167%	358%	323%	230%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$12.48	$12.51	$12.60	$12.69	$12.79	$12.70

Income from investment operations:
Investment income, net†	0.19	0.34	0.26	0.22	0.29	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.01)	(0.03)	(0.09)	(0.07)	(0.05)	0.10

Total from investment operations	0.18	0.31	0.17	0.15	0.24	0.47

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.01)	0	0
Dividends from tax-exempt net investment income	(0.18)	(0.34)	(0.26)	(0.21)	(0.29)	(0.37)
Dividends from net realized gain on investment transactions	0	0	0	(0.02)	(0.05)	(0.01)

Total distributions	(0.18)	(0.34)	(0.26)	(0.24)	(0.34)	(0.38)

Net asset value, end of period	$12.48	$12.48	$12.51	$12.60	$12.69	$12.79

Total return (a)	1.48%	2.51%	1.36%	1.21%	1.97%	3.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$220,643	$209,416	$258,300	$253,728	$233,649	$200,696
Average net assets (000 omitted)	$216,503	$228,571	$253,042	$240,126	$220,768	$182,317
Ratio of expenses to average net assets	0.66% *	0.70% (e)	0.71%	0.69%	0.71%	0.71%
Ratio of net investment income to average net assets	2.96% *	2.70% (e)	2.06%	1.81%	2.30%	2.92%
Portfolio turnover rate	23%	50%	100%	84%	57%	56%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$12.46		$12.47	$12.57	$12.67	$12.69	$12.68

Income from investment operations:
Investment income, net†	0.18		0.30	0.24	0.20	0.22	0.35
Net realized and unrealized gain (loss) on investment transactions	0.00	(c)	(0.01)	(0.10)	(0.10)	(0.02)	0.01

Total from investment operations	0.18		0.29	0.14	0.10	0.20	0.36

Less distributions:
Dividends from taxable net investment income	0		0	0	(0.01)	(0.01)	0
Dividends from tax-exempt net investment income	(0.17)		(0.30)	(0.24)	(0.19)	(0.21)	(0.35)

Total distributions	(0.17)		(0.30)	(0.24)	(0.20)	(0.22)	(0.35)

Net asset value, end of period	$12.47		$12.46	$12.47	$12.57	$12.67	$12.69

Total return (a)	1.49%		2.32%	1.11%	0.81%	1.63%	2.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$73,924		$75,510	$62,025	$71,637	$79,818	$74,648
Average net assets (000 omitted)	$79,094		$67,878	$68,266	$77,177	$80,862	$61,944
Ratio of expenses to average net assets	0.72%	*	0.81% (e)	0.81%	0.78%	0.80%	0.79%
Ratio of net investment income to average net assets	2.82%	*	2.38% (e)	1.88%	1.59%	1.77%	2.70%
Portfolio turnover rate	36%		83%	91%	90%	72%	28%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$12.38		$12.39	$12.47	$12.55	$12.57	$12.54

Income from investment operations:
Investment income, net†	0.18		0.32	0.25	0.22	0.26	0.36
Net realized and unrealized gain (loss) on investment and transactions	0.00	(c)	(0.01)	(0.08)	(0.08)	(0.02)	0.03

Total from investment operations	0.18		0.31	0.17	0.14	0.24	0.39

Less distributions:
Dividends from taxable net investment income	0		0	0	(0.01)	0	0
Dividends from tax-exempt net investment income	(0.18)		(0.32)	(0.25)	(0.21)	(0.26)	(0.36)

Total distributions	(0.18)		(0.32)	(0.25)	(0.22)	(0.26)	(0.36)

Net asset value, end of period	$12.38		$12.38	$12.39	$12.47	$12.55	$12.57

Total return (a)	1.47%		2.52%	1.37%	1.16%	1.92%	3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$114,850		$102,756	$123,058	$123,176	$120,941	$116,307
Average net assets (000 omitted)	$108,521		$113,877	$122,925	$123,457	$119,346	$102,743
Ratio of expenses to average net assets	0.69%	*	0.74% (e)	0.74%	0.74%	0.76%	0.77%
Ratio of net investment income to average net assets	2.95%	*	2.55% (e)	2.00%	1.80%	2.06%	2.83%
Portfolio turnover rate	27%		52%	98%	68%	47%	38%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/2007 (UNAUDITED)	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$14.03	$14.06	$14.27	$14.34	$14.37	$14.05

Income from investment operations:
Investment income, net†	0.23	0.46	0.44	0.45	0.51	0.56
Net realized and unrealized gain (loss) on investment transactions	(0.04)	(0.03)	(0.21)	(0.07)	(0.03)	0.32

Total from investment operations	0.19	0.43	0.23	0.38	0.48	0.88

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.02)	(0.01)	0
Dividends from tax-exempt net investment income	(0.23)	(0.46)	(0.44)	(0.43)	(0.50)	(0.56)
Total distributions	(0.23)	(0.46)	(0.44)	(0.45)	(0.51)	(0.56)

Net asset value, end of period	$13.99	$14.03	$14.06	$14.27	$14.34	$14.37

Total return (a)	1.35%	3.12%	1.62%	2.73%	3.44%	6.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,215,331	$3,693,513	$2,976,421	$2,509,749	$2,045,981	$1,731,818
Average net assets (000 omitted)	$3,934,991	$3,309,135	$2,752,982	$2,261,248	$1,844,104	$1,532,681
Ratio of expenses to average net assets	0.58% *	0.59% (e)	0.61%	0.61%	0.63%	0.64%
Ratio of net investment income to average net assets	3.27% *	3.29% (e)	3.09%	3.19%	3.58%	3.96%
Portfolio turnover rate	5%	29%	28%	41%	38%	22%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$14.21	$14.23	$14.38	$14.46	$14.59	$14.23

Income from investment operations:
Investment income, net†	0.23	0.45	0.43	0.43	0.47	0.51
Net realized and unrealized gain (loss) on investment transactions	(0.04)	(0.02)	(0.13)	(0.07)	(0.13)	0.36

Total from investment operations	0.19	0.43	0.30	0.36	0.34	0.87

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.02)	(0.03)	0
Dividends from tax-exempt net investment income	(0.23)	(0.45)	(0.44)	(0.41)	(0.44)	(0.51)
Distributions from net realized gain on investment transactions	0	0	(0.01)	(0.01)	0	0

Total distributions	(0.23)	(0.45)	(0.45)	(0.44)	(0.47)	(0.51)

Net asset value, end of period	$14.17	$14.21	$14.23	$14.38	$14.46	$14.59

Total return (a)	1.32%	3.11%	2.09%	2.55%	2.40%	6.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,303,758	$1,194,575	$983,388	$843,206	$685,360	$597,222
Average net assets (000 omitted)	$1,255,891	$1,073,155	$898,450	$752,372	$625,249	$541,454
Ratio of expenses to average net assets	0.62% *	0.63% (e)	0.65%	0.64%	0.66%	0.66%
Ratio of net investment income to average net assets	3.20% *	3.20% (e)	3.04%	3.01%	3.26%	3.57%
Portfolio turnover rate	7%	23%	30%	52%	44%	31%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05	YEAR ENDED 9/30/04 (d)	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$13.86	$13.91	$14.11	$14.21	$14.23	$13.85

Income from investment operations:
Investment income, net†	0.24	0.47	0.46	0.47	0.50	0.54
Net realized and unrealized gain (loss) on investment transactions	(0.06)	(0.05)	(0.20)	(0.10)	(0.02)	0.38

Total from investment operations	0.18	0.42	0.26	0.37	0.48	0.92

Less distributions:
Dividends from taxable net investment income	0	0	0	(0.01)	(0.01)	(0.01)
Dividends from tax-exempt net investment income	(0.23)	(0.47)	(0.46)	(0.46)	(0.49)	(0.53)

Total distributions	(0.23)	(0.47)	(0.46)	(0.47)	(0.50)	(0.54)

Net asset value, end of period	$13.81	$13.86	$13.91	$14.11	$14.21	$14.23

Total return (a)	1.34%	3.09%	1.90%	2.63%	3.45%	6.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,615,749	$1,484,265	$1,274,466	$1,121,213	$1,006,023	$940,302
Average net assets (000 omitted)	$1,552,393	$1,364,506	$1,190,723	$1,055,386	$954,250	$835,184
Ratio of expenses to average net assets	0.61% *	0.62% (e)	0.63%	0.63%	0.65%	0.66%
Ratio of net investment income to average net assets	3.40% *	3.40% (e)	3.30%	3.31%	3.53%	3.89%
Portfolio turnover rate	8%	21%	32%	39%	29%	37%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2007 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02
Net asset value, beginning of period	$12.31		$12.39		$12.67	$12.84	$12.78	$12.69

Income from investment operations:
Investment income, net†	0.27		0.49		0.37	0.30	0.37	0.50
Net realized and unrealized gain (loss) on investment transactions	0.05		(0.05)		(0.24)	(0.12)	0.06	0.09

Total from investment operations	0.32		0.44		0.13	0.18	0.43	0.59

Less distributions:
Dividends from taxable net investment income	(0.28)		(0.52)		(0.40)	(0.33)	(0.37)	(0.50)
Distributions from net realized gain on investment transactions	0		0		(0.01)	(0.02)	0	0

Total distributions	(0.28)		(0.52)		(0.41)	(0.35)	(0.37)	(0.50)

Net asset value, end of period	$12.35		$12.31		$12.39	$12.67	$12.84	$12.78

Total return (a)	2.68%		3.65%		1.10%	1.37%	3.42%	4.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$355,132		$375,908		$398,787	$421,881	$413,100	$397,719
Average net assets (000 omitted)	$363,694		$383,702		$410,072	$411,043	$408,848	$377,656
Ratio of expenses to average net assets	0.65%	*	0.66%	(e)	0.68%	0.70%	0.67%	0.67%
Ratio of expenses to average net assets excluding interest expense	0.65%	*	0.66%	(e)	0.68%	0.68%	0.66%	0.67%
Ratio of net investment income to average net assets	4.32%	*	4.00%	(e)	2.97%	2.39%	2.89%	3.95%
Portfolio turnover rate	83%		157%		220%	359%	286%	226%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on Average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00% Total Return to a shareholder for the six months ended March 31, 2007 and the years ending September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002, without taking into account these transaction fees would have been 17.31%, 16.21%, 53.35%, 40.22%, 53.28%, and 10.35%, respectively.
(c)	Amount is less than .005.
(d)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of the net investments income per share was as follows:

YEAR ENDED 9/30/04
Short Duration Diversified	0.03%
Short Duration California	0.00%
Short Duration New York	0.01%
Diversified Municipal Class	0.01%
California Municipal Class	0.00%
New York Municipal Class	0.01%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2007 Semi-Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund, currently comprises 12 portfolios (“SCB Portfolios”), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, and nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

Effective February 1, 2002, each of the Diversified Municipal, California Municipal and New York Municipal Portfolio (collectively, Bernstein “Intermediate Municipal Portfolios”) commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, “Intermediate Municipal Retail Classes”) in addition to the existing share class of the Intermediate Municipal Portfolios (each, a “Municipal Class”). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, “International Retail Classes”) in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the “Retail Classes.” The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P., (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information

50	Sanford C. Bernstein Fund, Inc.

obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accretes discount as adjustments to interest income.

D.	Futures Contracts

Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received.

2007 Semi-Annual Report	51

Notes to Financial Statements (continued)

F.	Taxes

Each of the Portfolios is treated as separate entities for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

G.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

J.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

K.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

52	Sanford C. Bernstein Fund, Inc.

L.	Securities Lending

Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Funds. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At March 31, 2007, the International Portfolio had securities on loan with a value of $842,609,138 and had received collateral of $885,367,000 of which $885,367,000 was cash collateral and $0 was collateral in the form of U.S. Government securities. The International Portfolio earned $811,890 from securities lending transactions for the six months ended March 31, 2007. The amount is reflected in the statements of operations as a component of interest income.

M.	Swap Agreements

Each of the Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Each of the Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap default provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

2007 Semi-Annual Report	53

Notes to Financial Statements (continued)

N.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At March 31, 2007, the Fund had not entered into any reverse repurchase agreements.

O.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios		0.500%	0.450%	0.400%	0.350%

				FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal				0.450%	0.400%

			FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
U.S. Government Short Duration and Short Duration Plus Portfolios			0.500%	0.450%	0.400%

54	Sanford C. Bernstein Fund, Inc.

Prior to November 1, 2006 each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International and International Portfolios	0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal, Diversified Municipal and Intermediate Duration Portfolios		0.500%	0.450%	0.400%	0.350%

			FIRST $250 MILLION	NEXT $500 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios			0.500%	0.450%	0.400%

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2007, the compensation retained by ABIS amounted to: Tax Managed International, $1,501; International $17,486; Diversified Municipal Portfolio, $13,662; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $9,493; and Short Duration Plus Portfolio, $17,265. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio. Such waiver amounted to $7,499, for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $107, $1,334, $945, $200, $717 and $1,918, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement of the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for

2007 Semi-Annual Report	55

Notes to Financial Statements (continued)

this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares, and .50 of 1% of the Class R Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$187,881	$223,323	$746,136	$519,540	$975,441	$207,627
Class C	801,713	835,456	1,417,519	800,369	1,031,667	634,197

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A Shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s Shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2007, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$635	$0	$1,829	$456
International	5,340	254	4,301	1,815
Diversified Municipal	1,383	1,069	8,097	476
California Municipal	5	0	2,121	208
New York Municipal	146	0	4,320	18
Short Duration Plus	789	260	5,024	2,292

56	Sanford C. Bernstein Fund, Inc.

For the six months ended March 31, 2007, the Tax-Managed International, International and Emerging Markets Value Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amount of $0, $0 and $0, and the Tax-Managed International Portfolios paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $137,486.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2006, through March 31, 2007, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$2,602,489,528	$0	$2,418,560,271	$0
International	1,351,607,651	0	1,235,387,558	0
Emerging Markets	566,033,008	0	543,617,971	0
Intermediate Duration	800,309,170	4,435,781,641	597,661,124	4,125,790,974
U.S. Government Short Duration	299,985	51,030,511	1,438,116	41,471,783
Short Duration Diversified Municipal	72,710,732	0	45,428,223	0
Short Duration California Municipal	37,003,087	4,803,305	18,450,622	9,018,496
Short Duration New York Municipal	30,737,710	0	27,204,762	0
Diversified Municipal	740,046,758	0	188,929,270	0
California Municipal	249,633,820	0	92,332,505	0
New York Municipal	220,686,471	32,765,586	94,524,727	32,874,453
Short Duration Plus	107,532,785	257,147,812	103,947,138	246,310,156

B.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

	2006	2005
Tax-Managed International
Distributions paid from:
Ordinary income	$108,857,259	$38,554,498
Net long-term capital gains	320,921,115	64,402,318

Total distributions paid	$429,778,374	$102,956,816

International
Distributions paid from:
Ordinary income	$37,507,967	$19,679,950

Total distributions paid	$37,507,967	$19,679,950

2007 Semi-Annual Report	57

Notes to Financial Statements (continued)

	2006	2005
Emerging Markets
Distributions paid from:
Ordinary income	$41,969,921	$2,635,948
Net long-term capital gains	387,667,395	36,713,975

Total distributions paid	$429,637,316	$39,349,923

Intermediate Duration
Distributions paid from:
Ordinary income	$169,748,351	$126,024,077
Net long-term capital gains	927,234	8,277,788

Total distributions paid	$170,675,585	$134,301,865

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$2,873,636	$2,498,232

Total distributions paid	$2,873,636	$2,498,232

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$149,405	$60,040

Total taxable distributions paid	149,405	60,040
Tax exempt distributions	6,024,340	5,154,214

Total distributions paid	$6,173,745	$5,214,254

Short Duration California Municipal
Distributions paid from:
Ordinary income	$20,519	$19,368

Total taxable distributions paid	20,519	19,368
Tax exempt distributions	1,595,160	1,269,565

Total distributions paid	$1,615,679	$1,288,933

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$65,833	$26,833

Total taxable distributions paid	65,833	26,833
Tax exempt distributions	2,842,601	2,430,772

Total distributions paid	$2,908,434	$2,457,605

Diversified Municipal
Distributions paid from:
Ordinary income	$1,632,555	$983,998

Total taxable distributions paid	1,632,555	983,998
Tax exempt distributions	111,739,314	89,976,779

Total distributions paid	$113,371,869	$90,960,777

58	Sanford C. Bernstein Fund, Inc.

	2006	2005
California Municipal
Distributions paid from:
Ordinary income	$424,328	$608,022
Net long-term capital gains	0	257,140

Total taxable distributions paid	424,328	865,162
Tax exempt distributions	35,843,057	29,602,653

Total distributions paid	$36,267,385	$30,467,815

New York Municipal
Distributions paid from:
Ordinary income	$617,126	$394,308

Total taxable distributions paid	617,126	394,308
Tax exempt distributions	48,752,977	42,784,655

Total distributions paid	$49,370,103	$43,178,963

Short Duration Plus
Distributions paid from:
Ordinary income	$19,010,130	$16,260,569
Total taxable distributions paid	0	401,157

Total distributions paid	$19,010,130	$16,661,726

As of September 30, 2006, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	ORDINARY INCOME		LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$142,742,670		$864,277,891	$0	$1,669,018,756	$2,676,039,317
International	67,611,493		379,775,349	0	648,479,543	1,095,866,385
Emerging Markets	60,361,873		288,086,763	0	568,080,577	916,529,213
Intermediate Duration	3,975,999		0	(8,567,961)	(861,805)	(5,453,767)
U.S. Government Short Duration	132,924		0	(1,609,659)	(206,389)	(1,683,124)
Short Duration Diversified Municipal	163,493	(a)	0	(1,220,686)	(676,592)	(1,733,785)
Short Duration California Municipal	40,358	(a)	0	(309,173)	(22,645)	(291,460)
Short Duration New York Municipal	70,959	(a)	0	(1,138,424)	139,616	(927,849)
Diversified Municipal	3,406,015	(a)	0	(6,592,384)	42,684,314	39,497,945
California Municipal	928,289	(a)	0	(2,120,075)	15,528,645	14,336,859
New York Municipal	1,434,885	(a)	0	(731,420)	20,329,550	21,033,015
Short Duration Plus	107,303		0	(10,086,458)	(1,757,964)	(11,737,119)

2007 Semi-Annual Report	59

Notes to Financial Statements (continued)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$159,076
Short Duration California Municipal	39,573
Short Duration New York Municipal	70,959
Diversified Municipal	3,336,893
California Municipal	928,289
New York Municipal	1,416,553

(b)	At September 30, 2006, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Intermediate Duration	$8,567,961	9/30/14
U.S. Government Short Duration	772,540	9/30/13
U.S. Government Short Duration	837,119	9/30/14
Short Duration Diversified Municipal	235,136	9/30/13
Short Duration Diversified Municipal	985,550	9/30/14
Short Duration California Municipal	53,282	9/30/13
Short Duration California Municipal	255,891	9/30/14
Short Duration New York Municipal	467,595	9/30/09
Short Duration New York Municipal	69,293	9/30/11
Short Duration New York Municipal	601,536	9/30/14
Diversified Municipal	1,541,518	9/30/09
Diversified Municipal	4,051,615	9/30/13
Diversified Municipal	999,251	9/30/14
California Municipal	2,120,075	9/30/13
New York Municipal	731,420	9/30/09
Short Duration Plus	3,594,854	9/30/13
Short Duration Plus	6,491,604	9/30/14

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

60	Sanford C. Bernstein Fund, Inc.

At September 30, 2006, the following Portfolios had post-October capital and/or currency loss deferrals as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2006:

	POST-OCTOBER CAPITAL LOSS DEFERRAL	POST-OCTOBER FOREIGN CURRENCY LOSS DEFERRAL
Tax-Managed International	$0	$3,318,401
International	0	1,968,427
Emerging Markets	0	2,983,033
Intermediate Duration	30,318,983	0
U.S. Government Short Duration	892,567	0
Short Duration Diversified Municipal	500,041	0
Short Duration California Municipal	230,886	0
Short Duration New York Municipal	75,223	0
New York Municipal	1,148,009	0
Diversified Municipal	2,053,541	0
Short Duration Plus	5,639,512	0

During the year ended September 30, 2006, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
International	$54,114,121
New York Municipal	309,674
California Municipal	2,740

NOTE 4.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

2007 Semi-Annual Report	61

Notes to Financial Statements (continued)

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio’s involvement in these financial instruments. To the extent that the Fund enters into short futures, losses may be unlimited. A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

As of March 31, 2007, the Sanford C. Bernstein Fund, Inc., has authorized 8.2 billion shares of common stock, par value $0.001 per share, of which 7.9 billion are divided into 12 Portfolios. It has allocated 1 billion to the Tax-Managed International Portfolio of which 400 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. Share transactions for each Portfolio for the six months ended March 31, 2007 and the year ended September 30, 2006, were as follows:

On April 18, 2007, the number of authorized shares was increased by 200 million to 8.4 billion. The additional 200 million have been allocated to the Tax-Managed International Class of the Tax-Managed International Portfolio.

62	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Tax-Managed International Class Share
Shares sold	26,167,474	49,971,427	$697,311,075	$1,285,372,280
Shares issued to shareholders on reinvestment of dividends and distributions	32,867,600	15,633,533	854,229,426	368,482,333
Shares redeemed	(18,734,329)	(35,320,166)	(505,268,040)	(918,141,127)

Net increase	40,300,745	30,284,794	1,046,272,461	735,713,486
Beginning of period	276,211,474	245,926,680	4,841,022,181	4,105,308,695

End of period	316,512,219	276,211,474	$5,887,294,642	$4,841,022,181

Tax-Managed International Class A Shares
Shares sold	46,062	67,729	$1,231,782	$1,746,850
Shares issued to shareholders on reinvestment of dividends and distributions	17,157	8,763	443,338	205,596
Shares converted from Class B	404	0	11,115	0
Shares redeemed	(22,367)	(61,640)	(599,675)	(1,659,478)

Net increase	41,256	14,852	1,086,560	292,968
Beginning of period	123,614	108,762	2,680,437	2,387,469

End of period	164,870	123,614	$3,766,997	$2,680,437

Tax-Managed International Class B Shares
Shares sold	6,585	16,855	$175,194	$427,849
Shares issued to shareholders on reinvestment of dividends and distributions	1,249	299	31,899	6,962
Shares converted to Class A	(409)	0	(11,115)	0
Shares redeemed	(6,554)	(3,067)	(172,492)	(81,012)

Net increase	871	14,087	23,486	353,799
Beginning of period	21,440	7,353	510,049	156,250

End of period	22,311	21,440	$533,535	$510,049

Tax-Managed International Class C Shares
Shares sold	56,438	69,143	$1,510,564	$1,786,807
Shares issued to shareholders on reinvestment of dividends and distributions	6,448	1,365	164,474	31,824
Shares redeemed	(15,950)	(5,494)	(439,710)	(145,077)

Net increase	46,936	65,014	1,235,328	1,673,554
Beginning of period	92,833	27,819	2,275,049	601,495

End of period	139,769	92,833	$3,510,377	$2,275,049

2007 Semi-Annual Report	63

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 03/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
International Class Share
Shares sold	13,056,903	24,380,757	$349,803,380	$617,345,445
Shares issued to shareholders on reinvestment of dividends and distributions	18,910,840	1,540,773	485,062,963	36,285,157
Shares redeemed	(10,669,576)	(20,563,122)	(286,127,929)	(521,604,982)

Net increase	21,298,167	5,358,408	548,738,414	132,025,620
Beginning of period	125,067,157	119,708,749	2,316,081,191	2,184,055,571

End of period	146,365,324	125,067,157	$2,864,819,605	$2,316,081,191

International Class A Shares
Shares sold	282,392	711,925	$7,476,919	$18,171,222
Shares issued to shareholders on reinvestment of dividends and distributions	166,945	7,075	4,258,756	166,052
Shares converted from Class B	12,886	4,681	336,714	122,065
Shares redeemed	(219,640)	(665,521)	(5,802,533)	(16,666,555)

Net increase	242,583	58,160	6,269,856	1,792,784
Beginning of period	1,281,336	1,223,176	26,936,404	25,143,620

End of period	1,523,919	1,281,336	$33,206,260	$26,936,404

International Class B Shares
Shares sold	52,897	93,074	$1,401,178	$2,348,361
Shares issued to shareholders on reinvestment of dividends and distributions	22,357	441	565,865	10,303
Shares converted to Class A	(13,009)	(4,714)	(336,714)	(122,065)
Shares redeemed	(22,194)	(31,328)	(579,618)	(788,824)

Net increase	40,051	57,473	1,050,711	1,447,775
Beginning of period	174,335	116,862	3,743,612	2,295,837

End of period	214,386	174,335	$4,794,323	$3,743,612

International Class C Shares
Shares sold	272,565	364,754	$7,168,840	$9,264,176
Shares issued to shareholders on reinvestment of dividends and distributions	64,775	628	1,640,103	14,685
Shares redeemed	(53,653)	(240,147)	(1,407,466)	(5,811,426)

Net increase	283,687	125,235	7,401,477	3,467,435
Beginning of period	597,574	472,339	12,546,839	9,079,404

End of period	881,261	597,574	$19,948,316	$12,546,839

64	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Shares sold	5,681,787	11,206,913	51,057,317	87,874,376
Shares issued to shareholders on reinvestment of dividends and distributions	8,825,494	10,834,504	1,121,389	2,182,087
Shares redeemed	(4,317,953)	(10,217,481)	(17,680,109)	(29,632,205)

Net increase in shares outstanding	10,189,328	11,823,936	34,498,597	60,424,258
Shares outstanding at beginning of period	55,329,799	43,505,863	315,691,200	255,266,942

Shares outstanding at end of period	65,519,127	55,329,799	350,189,797	315,691,200

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Shares sold	999,083	1,907,336	5,890,195	11,219,846
Shares issued to shareholders on reinvestment of dividends	78,434	129,094	102,805	199,532
Shares redeemed	(1,367,402)	(1,986,562)	(5,084,660)	(15,301,057)

Net increase (decrease) in shares outstanding	(289,885)	49,868	908,340	(3,881,679)
Shares outstanding at beginning of period	6,989,243	6,939,375	16,774,019	20,655,698

Shares outstanding at end of period	6,699,358	6,989,243	17,682,359	16,774,019

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/2006	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Shares sold	3,544,542	5,375,505	3,006,497	3,685,389
Shares issued to shareholders on reinvestment of dividends	49,257	73,027	59,751	106,550
Shares redeemed	(3,723,711)	(4,362,769)	(2,088,106)	(5,428,268)

Net increase (decrease) in shares outstanding	(129,912)	1,085,763	978,142	(1,636,329)
Shares outstanding at beginning of period	6,058,917	4,973,154	8,298,024	9,934,353

Shares outstanding at end of period	5,929,005	6,058,917	9,276,166	8,298,024

2007 Semi-Annual Report	65

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Municipal Class Shares
Shares sold	56,606,806	86,759,265	$792,226,231	$1,209,406,198
Shares issued to shareholders on reinvestment of dividends	626,624	1,144,660	8,772,194	15,958,862
Shares redeemed	(19,195,076)	(36,249,536)	(268,728,002)	(505,131,799)

Net increase	38,038,354	51,654,389	532,270,423	720,233,261
Beginning of period	263,297,052	211,642,663	3,656,721,017	2,936,487,756

End of period	301,335,406	263,297,052	$4,188,991,440	$3,656,721,017

Intermediate Municipal Class A Shares
Shares sold	236,963	891,166	$3,318,290	$12,444,442
Shares issued to shareholders on reinvestment of dividends	34,560	96,092	484,111	1,340,547
Shares converted from Class B	42,978	92,457	602,131	1,289,476
Shares redeemed	(2,316,901)	(2,438,648)	(32,484,156)	(34,003,457)

Net decrease	(2,002,400)	(1,358,933)	(28,079,624)	(18,928,992)
Beginning of period	4,566,157	5,925,090	65,286,680	84,215,672

End of period	2,563,757	4,566,157	$37,207,056	$65,286,680

Intermediate Municipal Class B Shares
Shares sold	6,395	39,115	$89,427	$546,213
Shares issued to shareholders on reinvestment of dividends	19,663	58,016	275,430	809,591
Shares converted to Class A	(42,978)	(92,452)	(602,131)	(1,289,476)
Shares redeemed	(585,914)	(1,962,114)	(8,213,167)	(27,364,915)

Net decrease	(602,834)	(1,957,435)	(8,450,441)	(27,298,587)
Beginning of period	2,738,302	4,695,737	39,207,255	66,505,842

End of period	2,135,468	2,738,302	$30,756,814	$39,207,255

Intermediate Municipal Class C Shares
Shares sold	47,196	190,235	$661,397	$2,655,151
Shares issued to shareholders on reinvestment of dividends	16,306	46,189	228,413	644,477
Shares redeemed	(480,818)	(1,680,409)	(6,737,363)	(23,445,151)

Net decrease	(417,316)	(1,443,985)	(5,847,553)	(20,145,523)
Beginning of period	3,322,512	4,766,497	47,647,200	67,792,723

End of period	2,905,196	3,322,512	$41,799,647	$47,647,200

66	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Municipal Class Shares
Shares sold	15,278,634	27,608,163	$216,589,238	$389,341,155
Shares issued to shareholders on reinvestment of dividends	216,989	405,309	3,076,875	5,718,484
Shares redeemed	(7,556,080)	(13,005,344)	(107,115,221)	(183,392,942)

Net increase	7,939,543	15,008,128	112,550,892	211,666,697
Beginning of period	84,093,365	69,085,237	1,179,897,531	968,230,834

End of period	92,032,908	84,093,365	$1,292,448,423	$1,179,897,531

Intermediate Municipal Class A Shares
Shares sold	59,365	499,159	$842,294	$7,050,855
Shares issued to shareholders on reinvestment of dividends	16,451	47,240	233,238	666,552
Shares converted from Class B	4,488	37,047	63,540	520,839
Shares redeemed	(355,813)	(1,336,437)	(5,047,584)	(18,849,964)

Net decrease	(275,509)	(752,991)	(3,908,512)	(10,611,718)
Beginning of period	1,875,971	2,628,962	27,244,885	37,856,603

End of period	1,600,462	1,875,971	$23,336,373	$27,244,885

Intermediate Municipal Class B Shares
Shares sold	1,338	23,843	$18,968	$338,310
Shares issued to shareholders on reinvestment of dividends	8,873	25,705	125,822	362,830
Shares converted to Class A	(4,488)	(37,056)	(63,540)	(520,839)
Shares redeemed	(235,746)	(717,533)	(3,342,693)	(10,106,684)

Net decrease	(230,023)	(705,041)	(3,261,443)	(9,926,383)
Beginning of period	1,126,984	1,832,025	16,408,254	26,334,637

End of period	896,961	1,126,984	$13,146,811	$16,408,254

Intermediate Municipal Class C Shares
Shares sold	8,821	74,982	$125,244	$1,054,606
Shares issued to shareholders on reinvestment of dividends	10,243	27,027	145,226	381,389
Shares redeemed	(280,988)	(537,279)	(3,987,631)	(7,587,091)

Net decrease	(261,924)	(435,270)	(3,717,161)	(6,151,096)
Beginning of period	1,566,614	2,001,884	22,682,689	28,833,785

End of period	1,304,690	1,566,614	$18,965,528	$22,682,689

2007 Semi-Annual Report	67

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Municipal Class Shares
Shares sold	17,700,266	29,853,065	$244,709,988	$411,198,661
Shares issued to shareholders on reinvestment of dividends	381,124	727,358	5,270,101	10,020,490
Shares redeemed	(8,231,011)	(15,120,343)	(113,852,105)	(208,280,330)

Net increase	9,850,379	15,460,080	136,127,984	212,938,821
Beginning of period	107,109,366	91,649,286	1,463,257,110	1,250,318,289

End of period	116,959,745	107,109,366	$1,599,385,094	$1,463,257,110

Intermediate Municipal Class A Shares
Shares sold	58,697	367,130	$811,708	$5,046,885
Shares issued to shareholders on reinvestment of dividends	30,202	75,200	417,457	1,035,653
Shares converted from Class B	4,304	22,432	59,499	308,433
Shares redeemed	(459,207)	(1,196,449)	(6,349,152)	(16,418,669)

Net decrease	(366,004)	(731,687)	(5,060,488)	(10,027,698)
Beginning of period	2,486,215	3,217,902	35,168,927	45,196,625

End of period	2,120,211	2,486,215	$30,108,439	$35,168,927

Intermediate Municipal Class B Shares
Shares sold	12,619	74,191	$174,182	$1,023,687
Shares issued to shareholders on reinvestment of dividends	20,380	55,193	281,606	760,080
Shares converted to Class A	(4,307)	(22,442)	(59,499)	(308,433)
Shares redeemed	(417,096)	(1,325,915)	(5,761,237)	(18,236,884)

Net decrease	(388,404)	(1,218,973)	(5,364,948)	(16,761,550)
Beginning of period	2,296,789	3,515,762	32,683,236	49,444,786

End of period	1,908,385	2,296,789	$27,318,288	$32,683,236

Intermediate Municipal Class C Shares
Shares sold	33,782	80,125	$467,142	$1,102,950
Shares issued to shareholders on reinvestment of dividends	8,270	24,254	114,313	334,143
Shares redeemed	(308,800)	(1,086,756)	(4,269,979)	(14,950,929)

Net decrease	(266,748)	(982,377)	(3,688,524)	(13,513,836)
Beginning of period	1,622,890	2,605,267	23,427,917	36,941,753

End of period	1,356,142	1,622,890	$19,739,393	$23,427,917

68	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Short Duration Plus Class
Shares sold	5,586,987	10,187,262	$68,851,408	$125,063,018
Shares issued to shareholders on reinvestment of dividends	241,806	482,774	2,977,982	5,929,774
Shares redeemed	(7,631,265)	(12,311,860)	(94,047,011)	(151,236,495)

Net decrease	(1,802,472)	(1,641,824)	(22,217,621)	(20,243,703)
Beginning of period	30,546,607	32,188,431	388,323,333	408,567,036

End of period	28,744,135	30,546,607	$366,105,712	$388,323,333

Short Duration Class A Shares
Shares sold	1,098,227	1,484,705	$13,538,802	$18,226,135
Shares issued to shareholders on reinvestment of dividends	54,038	104,592	665,547	1,284,698
Shares converted from Class B	47,578	88,835	586,567	1,091,514
Shares redeemed	(1,110,080)	(2,061,744)	(13,673,120)	(25,325,803)

Net increase (decrease)	89,763	(383,612)	1,117,796	(4,723,456)
Beginning of period	3,054,650	3,438,262	40,290,124	45,013,580

End of period	3,144,413	3,054,650	$41,407,920	$40,290,124

Short Duration Class B Shares
Shares sold	99,459	236,120	$1,224,774	$2,898,894
Shares issued to shareholders on reinvestment of dividends	17,172	44,488	211,439	546,554
Shares converted to Class A	(47,583)	(88,845)	(586,567)	(1,091,514)
Shares redeemed	(366,347)	(1,075,779)	(4,511,732)	(13,218,741)

Net decrease	(297,299)	(884,016)	(3,662,086)	(10,864,807)
Beginning of period	1,373,273	2,257,289	18,368,118	29,232,925

End of period	1,075,974	1,373,273	$14,706,032	$18,368,118

Short Duration Class C Shares
Shares sold	92,344	396,611	$1,138,520	$4,859,888
Shares issued to shareholders on reinvestment of dividends	15,307	34,312	188,443	421,296
Shares redeemed	(376,353)	(838,343)	(4,631,208)	(10,297,968)

Net decrease	(268,702)	(407,420)	(3,304,245)	(5,016,784)
Beginning of period	1,538,374	1,945,794	20,268,180	25,284,964

End of period	1,269,672	1,538,374	$16,963,935	$20,268,180

2007 Semi-Annual Report	69

Notes to Financial Statements (continued)

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2007.

NOTE 8.	Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of the AllianceBernstein’s Board of Directors, comprised of the members of the AllianceBernstein’s Audit Committee and the other independent member of the AllianceBernstein’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of Sanford C. Bernstein Fund, Inc. have designated an independent economic consultant and independent counsel to investigate the above-mentioned matters.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

70	Sanford C. Bernstein Fund, Inc.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants’ petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages,

2007 Semi-Annual Report	71

Notes to Financial Statements (continued)

rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

72	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Marilyn Fedak

President

Rosalie J. Wolf*

Chairman

Irwin Engelman*

Director

Bart Friedman*†

Director

William Kristol*†

Director

Thomas B. Stiles II*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*Member of the Audit Committee and the Independent Directors Committee.

†Member of the Governance, Nominating and Compensation Committee.

**AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

2007 Semi-Annual Report	73

Board’s Consideration of Investment Management Arrangements

The Fund’s Directors who are not interested persons of the Fund (the “Independent Directors”) unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of each of its portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 26, 2006.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 17, 2006, from counsel to the Independent Directors. The letter contained a preliminary list of information required by the Independent Directors to conduct their annual review. The Directors received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2006. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 28, 2006, the Directors held an in-person meeting to begin their review of the Investment Management Agreement. Following that meeting, the Independent Directors received a proposal from the Adviser which included a reduction in the advisory fee rate for the Short Duration California Municipal, Short Duration New York Municipal and Short Duration Diversified Municipal Portfolios. On October 17, 2006, the Independent Directors met in executive session with counsel to the Independent Directors and the Senior Officer to review the proposal with respect to the fee schedule from the Adviser. On October 26, 2006, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement and the proposal from the Adviser. The Board approved the advisory fee rate structure shown below under “Advisory Fee Rate Schedule.”

In approving the continuation of the Investment Management Agreement for an additional annual term with the revised fee schedule, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Agreement would be in the best interests of each respective Portfolio. The Board received materials relating to its consideration of the Investment Management Agreement, including:

(i)	information comparing the performance of the Portfolios to other investment companies with similar investment objectives and to one or more securities indices;

(ii)	information about the nature, extent and quality of investment and administrative services rendered by the Adviser;

(iii)	payments received by the Adviser from all sources in respect of the Portfolios and the Fund as a group;

(iv)	costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolios and the Fund as a group;

(v)	comparative fee and expense data for the Portfolios and other investment companies with similar investment objectives;

(vi)	information about the extent to which economies of scale might have been and might be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors;

(vii)	the Adviser’s policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements;

(viii)	information about how the Adviser monitors execution of portfolio transactions, both in terms of price and commission paid;

(ix)	portfolio turnover rates of the Portfolios compared to other investment companies with similar investment objectives;

(x)	fall-out benefits which the Adviser and its affiliates may receive from their relationships to the Portfolios;

(xi)	information about fees charged by the Adviser to other like clients with similar investment objectives;
(xii)	professional experience and qualifications of the Fund’s management teams and other senior personnel of the Adviser;

74	Sanford C. Bernstein Fund, Inc.

(xiii)	the terms of the Investment Management Agreement;

(xiv)	a general overview of the organization and management of the Adviser and the investment approach, process and techniques for each Portfolio;

(xv)	a description of the facilities used in providing services, including comments on the adequacy of the facilities and contingency plan if the facilities were to become inaccessible; and

(xvi)	the Adviser’s commentary on the adequacy and effectiveness of the compliance policies and compliance resources for the Fund and the Adviser.

The Directors also reviewed an independent evaluation from the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement. This evaluation was contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General. In his evaluation, the Senior Officer concluded that the fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios. The Directors noted that the Senior Officer’s evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying such services pursuant to the Investment Management Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolios grow larger; and the nature and quality of the Adviser’s services, including the performance of the Portfolios.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement as amended, including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives ("peer group"). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. ("Lipper"), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the fees shown below under "Advisory Fee Schedule Effective November 1, 2006" were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates. The Board used its knowledge and experience gained as directors of the Fund in evaluating the quality of the services of the Adviser, including the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services provided to the Fund. In particular, the Board considered the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. In further evaluating the quality of services provided by the Adviser, the Board was informed that in management’s judgment, the Adviser has the resources

2007 Semi-Annual Report	75

Board’s Consideration of Investment Management Arrangements (continued)

to attract and retain highly qualified investment professionals, including research and advisory personnel. In particular, the Board was informed that the Adviser’s investment staff consists of:

•

In the case of the Fixed-Income Portfolios, there are 55 Fixed Income Portfolio Managers, 42 Fixed-Income Credit Research Analysts, 4 Structured Analysts, 8 Fixed-Income Economists, 8 Fixed-Income Quantitative Analysts and 7 Fixed-Income Traders.

•

In the case of the International and Tax-Managed International Portfolios, there are 31 senior portfolio managers*, including 1 economist, 118 research analysts, including 99 fundamental and 19 quantitative, and 29 traders.

•	In the case of the Emerging Markets Portfolio, there are 20 senior portfolio managers*, including 1 economist, 92 research analysts, including 73 fundamental and 19 quantitative, and 29 traders.

The Board also considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios.

The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2006 ("relevant periods") and versus each Portfolio’s appropriate benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2006. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper.

The Board noted that the underperformance of some of the Portfolios net of fees versus their respective benchmark indices was at least partly due to the fact that the Portfolios’ benchmarks indices do not account for the fees and expenses that would be incurred if an entity were to establish a portfolio replicating an applicable index and offer interests in that portfolio to retail investors. The Board also noted that the duration of each of the fixed-income Portfolios is shorter than the implied duration of the funds in the Portfolios’ peer categories. These differences have a substantial effect on the performance of the fixed-income Portfolios compared to those of their benchmark indices and peer groups.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and the changes to the allocation methodology made from 2004 to 2005. The Directors noted that the Adviser represented to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed that there are many potentially acceptable allocation methodologies for information of this type. The Directors also received a presentation from the independent consultant which reviewed the Adviser’s methods of calculating profitability.

The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. After reviewing all relevant factors, the Board of Directors, including

* Includes 8 members of the Blend Strategies Investment Team dedicated to managing style blend portfolios comprised of underlying investments in Bernstein Value Equities and Alliance Growth Equities portfolios.

76	Sanford C. Bernstein Fund, Inc.

the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. Experienced counsel provided guidance to the Directors on economies of scale.

The Board concluded that any economies of scale were appropriately being shared in light of, among other things, each Portfolio’s breakpoint arrangements as currently in effect or as revised as described below.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called "fall-out benefits" to the Adviser, such as soft dollar arrangements, whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the Directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the Directors in July 2006 on this subject. The Directors noted that the Adviser had represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. They further noted that the Adviser had indicated that the use of soft dollars had declined substantially in the past year and was expected to continue to decline in the future. The directors also took into account other revenue to the Adviser such as the engagement of affiliates of the Adviser as service providers to the Portfolios, including for administrative and transfer agency services. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund.

The Board concluded that other ancillary benefits that the Adviser could be expected to receive with regard to providing investment advisory and other services to the Fund, such as those noted above, were reasonable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board concluded that the advisory fee rates for the Short Duration California Municipal, Short Duration New York Municipal and Short Duration Diversified Municipal Portfolios should be amended as follows and, subject to those amendments, the Independent Directors determined to approve the continuation of the Investment Management Agreement for those Portfolios for an additional annual term:

	ADVISORY FEE SCHEDULE EFFECTIVE NOVEMBER 1, 2006	PREVIOUS ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	.45% of the first $750 million; .40% of assets in excess of $750 million	.50% of the first $250 million; .45% of assets in excess of $250 million up to, but not exceeding $750 million; .40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	.45% of the first $750 million; .40% of assets in excess of $750 million	.50% of the first $250 million; .45% of assets in excess of $250 million up to, but not exceeding $750 million; .40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	.45% of the first $750 million; .40% of assets in excess of $750 million	.50% of the first $250 million; .45% of assets in excess of $250 million up to, but not exceeding $750 million; .40% of assets in excess of $750 million

2007 Semi-Annual Report	77

Board’s Consideration of Investment Management Arrangements (continued)

For the International, Tax-Managed International, Emerging Markets, Intermediate Duration, U.S. Government Short Duration, Short Duration Plus, California Municipal, New York Municipal and Diversified Municipal Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios’ fee schedules (set forth below), for an additional annual term:

ADVISORY FEE SCHEDULE
U.S. Government Short Duration Portfolio	.50% of the first $250 million; .45% of assets in excess of $250 million up to, but not exceeding $750 million; .40% in excess of $750 million

Short Duration Plus Portfolio	.50% of the first $250 million; .45% of assets in excess of $250 million up to, but not exceeding $750 million; .40% in excess of $750 million

New York Municipal Portfolio	.50% of the first $1 billion; .45% of assets in excess of $1 billion up to, but not exceeding $3 billion; .40% of assets in excess of $3 billion up to, but not exceeding $5 billion; .35% of assets in excess of $5 billion

California Municipal Portfolio	.50% of the first $1 billion; .45% of assets in excess of $1 billion up to, but not exceeding $3 billion; .40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 35% of assets in excess of $5 billion

Diversified Municipal Portfolio	.50% of the first $1 billion; .45% of assets in excess of $1 billion up to, but not exceeding $3 billion; .40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 35% of assets in excess of $5 billion

Intermediate Duration Portfolio	.50% of the first $1 billion; .45% of assets in excess of $1 billion up to, but not exceeding $3 billion; .40% of assets in excess of $3 billion up to, but not exceeding $5 billion; 35% of assets in excess of $5 billion

Tax-Managed International Portfolio	.925% of the first $1 billion; .85% of assets in excess of $1 billion up to, but not exceeding $4 billion; .80% of assets in excess of $4 billion up to, but not exceeding $6 billion; .75% of assets in excess of $6 billion up to, but not exceeding $8 billion; .65% of assets in excess of $8 billion

International Portfolio	.925% of the first $1 billion; .85% of assets in excess of $1 billion up to, but not exceeding $4 billion; .80% of assets in excess of $4 billion up to, but not exceeding $6 billion; .75% of assets in excess of $6 billion up to, but not exceeding $8 billion; .65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% of assets in excess of $2 billion up to, but not exceeding $3 billion; 0.90% of assets in excess of $3 billion

78	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholders Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”), in respect of the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

This is a summary of the evaluation prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the information in the fee summary was completed on October 11, 2006 and presented to the Board of Directors on October 26, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Portfolios.

2007 Semi-Annual Report	79

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIOS ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios’ pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
International Portfolio	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Excess of $8 billion	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Excess of $3 billion	0.900%

U.S. Government Short Duration Portfolio	First $250 million	0.500%
Short Duration Plus Portfolio	Next $500 million	0.450%
	Excess of $750 million	0.400%

Short Duration California Municipal Portfolio[4]	First $750 million	0.450%
Short Duration Diversified Municipal Portfolio[4]	Excess of $750 million	0.400%
Short Duration New York Municipal Portfolio[4]

Intermediate Duration Portfolio	First $1 billion	0.500%
California Municipal Portfolio	Next $2 billion	0.450%
Diversified Municipal Portfolio	Next $2 billion	0.400%
New York Municipal Portfolio	Excess of $5 billion	0.350%

The Portfolios’ net assets on August 31, 2006 are set forth below:

PORTFOLIO	NET ASSETS ($MM)
Tax-Managed International Portfolio	$7,513.2
International Portfolio	3,389.5
Emerging Markets Portfolio	2,125.8
U.S. Government Short Duration Portfolio	82.7
Short Duration Plus Portfolio	378.1
Intermediate Duration Portfolio	4,059.9
Short Duration California Municipal Portfolio	75.0
Short Duration Diversified Municipal Portfolio	207.3
Short Duration New York Municipal Portfolio	103.5
California Municipal Portfolio	1,175.7
Diversified Municipal Portfolio	3,632.0
New York Municipal Portfolio	1,467.8

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

4 The current advisory fee schedule for the Portfolio is 0.500% for the first $250 million, 0.450% for the next $500 million and 0.400% thereafter.

80	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios calculated from the beginning of the Portfolios’ current fiscal year October 1, 2005 through June 30, 2006:

PORTFOLIO	TOTAL EXPENSE RATIO[5]		FISCAL YEAR END
Tax-Managed International Portfolio[6]	Advisor	1.16%	September 30
	Class A	1.33%
	Class B	2.03%
	Class C	2.03%

International Portfolio[6]	Advisor	1.21%	September 30
	Class A	1.44%
	Class B	2.14%
	Class C	2.14%

Emerging Markets Portfolio[6]	Advisor	1.58%	September 30

U.S. Government Short Duration Portfolio	Advisor	0.79%	September 30

Short Duration Plus Portfolio	Advisor	0.67%	September 30
	Class A	1.03%
	Class B	1.73%
	Class C	1.73%

Intermediate Duration Portfolio	Advisor	0.59%	September 30

Short Duration California Municipal Portfolio	Advisor	0.82%	September 30

Short Duration Diversified Municipal Portfolio	Advisor	0.71%	September 30

Short Duration New York Municipal Portfolio	Advisor	0.74%	September 30

California Municipal Portfolio	Advisor	0.64%	September 30
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

Diversified Municipal Portfolio	Advisor	0.60%	September 30
	Class A	0.88%
	Class B	1.58%
	Class C	1.58%

New York Municipal Portfolio	Advisor	0.63%	September 30
	Class A	0.91%
	Class B	1.61%
	Class C	1.61%

5 Annualized.

6 The total expense ratios shown are for a period, which includes two months of the higher fee schedule (October and November 2005) in effect for the Equity Portfolios through November 30, 2005. The total expense ratios of the Equity Portfolios would have been lower had the reduced advisory fee been in effect for the full period.

2007 Semi-Annual Report	81

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on August 31, 2006 net assets. With respect to the Short-Duration Municipal Portfolios,7 the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

PORTFOLIO	NET ASSETS 08/31/06 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$7,513.2	International Style Blend 80 bp on 1st $25 million	0.404%	0.827%
		65 bp on next $25 million
		55 bp on next $50 million
		45 bp on next $100 million
		40 bp on the balance
		Minimum account size: $50m

International Portfolio	$3,389.5	International Style Blend	0.408%	0.872%
		80 bp on 1st $25 million
		65 bp on next $25 million
		55 bp on next $50 million
		45 bp on next $100 million
		40 bp on the balance
		Minimum account size: $50m

Emerging Markets Portfolio	$2,125.8	Emerging Markets Style Blend	0.805%	1.106%
		100 bp on 1st $50 million
		80 bp on the balance
		Minimum account size: $50m

7 Includes Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio.

82	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 08/31/06 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[8]	$82.7	Low Duration 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum account size: $20m	0.286%	0.500%

Short Duration Plus Portfolio	$378.1	Low Duration 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum account size: $20m	0.198%	0.483%

Intermediate Duration Portfolio	$4,059.9	U.S. Core Plus 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum account size: $20m	0.154%	0.449%

Short Duration California Municipal Portfolio	$75.0	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.227%	0.500% 0.450% (Proposed)

Short Duration Diversified Municipal Portfolio	$207.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.184%	0.500% 0.450% (Proposed)

Short Duration New York Municipal Portfolio	$103.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $3m	0.218%	0.500% 0.450% (Proposed)

California Municipal Portfolio	$1,175.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.493%

8 The Portfolio’s duration target of 1 to 3 years is similar to that of Low Duration, which targets a duration within 20% of the Merrill Lynch 1–3 Year Treasury Index. However, unlike Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 08/31/06 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	$3,632.0	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.190%	0.455%

New York Municipal Portfolio	$1,467.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.194%	0.484%

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective fees of the Portfolios had the fee schedules of the AllianceBernstein Mutual Funds been applied to the Portfolios versus the Portfolios’ advisory fees based on August 31, 2006 net assets.9 With respect to the Short-Duration Municipal Portfolios, the effective advisory fees based on their proposed fee schedules are also shown (in bold and italicized).

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.667%	0.827%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.724%	0.872%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.106%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.483%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.449%

9 It should be noted that at certain asset levels the effective advisory fee of U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and the proposed advisory fee for the Short Duration Municipal Portfolios will be lower than what would have been the effective advisory fees had the fee schedule of the AllianceBernstein Mutual Funds been applied to those Portfolios.

84	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500% 0.450% (Proposed)

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500% 0.450% (Proposed)

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.500% 0.450% (Proposed)

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.493%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.434%	0.455%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.484%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

FUND	FEE
Emerging Markets Value	0.95%
Class S (Institutional)
Emerging Markets Growth
Class A	1.70%[10]
Class S (Institutional)	0.90%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds with somewhat similar investment styles as the Portfolios are as follows:

PORTFOLIO	ACITM MUTUAL FUND	FEE
Tax-Managed International Portfolio	Alliance International Blend[11]	0.30%
International Portfolio

Emerging Markets Portfolio	Bernstein Emerging Growth Equity Fund F12 Bernstein Emerging Markets Stock A, B Bernstein Emerging Markets Stock F, FB	0.80% 0.90% 0.80%

10 The “all-in” fee shown is for the Class A shares of Emerging Markets Growth. This fee covers investment advisory services and distribution related services.

11 This ACITM fund is privately placed or institutional.

12 See footnote 11.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as certain of the Portfolios:

PORTFOLIO	SUB-ADVISED FUND	FEE SCHEDULE
International Portfolio	Client No. 1[13]	0.60% on first $1 billion
		0.55% on next $500 million
		0.50% on next $500 million
		0.45% on next $500 million
		0.40% thereafter

	Client No. 2	0.50% on first $50 million
		0.40% thereafter

	Client No. 3	0.50%

	Client No. 4	0.65% on first $75 million
		0.50% on next $25 million
		0.40% on next $200 million
		0.35% on next $450 million
		0.30% thereafter

	Client No. 5	0.30%

	Client No. 6	Base fee of
		0.22% on first $1 billion
		0.18% on next $1.5 billion
		0.16% thereafter
		+/– Performance Fee[14]

Emerging Markets Portfolio	Client No. 7	0.90%

U.S. Government Short Duration Portfolio	Client No. 8[15]	0.30% on first $500 million
		0.25% on next $500 million
		0.20% on next $500 million
		0.15% on next $1.5 billion
		0.12% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ ranking with respect to actual management fees and contractual management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”)16 at the approximate current asset level of the subject Portfolio.17

13 The client is an affiliate of the Adviser.

14 The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or underperformance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60—month rolling period. The fund’s annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.24%.

15 See footnote 13.

16 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

17 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

86	Sanford C. Bernstein Fund, Inc.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolios original EGs had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolios’ EGs to include peers that had a similar (but not the same) Lipper investment objective/classification18 and different load type.19 However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ Lipper Expense Universe (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification or load type.20 A “normal” EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.

Set forth below are the Portfolios’ contractual management fees, actual management fees (as of the Portfolios’ most recently completed fiscal year end) and ranking relative to the medians of the Portfolios’ EGs. In addition, pro-forma actual management fees21 are shown for the Equity Portfolios while the proposed contractual and actual management fees are shown for the Short Duration Municipal Portfolios (bold and italicized):22

PORTFOLIO	PORTFOLIO CONTRACTUAL MANAGEMENT FEE[23]	LIPPER CONTRACTUAL MANAGEMENT FEE EG MEDIAN	RANK	PORTFOLIO ACTUAL MANAGEMENT FEES[24]	LIPPER ACTUAL MANAGEMENT FEE EG MEDIAN[25]	RANK
Tax-Managed International Portfolio[26]	0.830	0.830	7/13	0.907	0.858	11/13
Pro-forma				0.835	0.858	7/13

International Portfolio[27]	0.873	0.861	9/16	0.940	0.886	12/16
Pro-forma				0.874	0.886	8/16

Emerging Markets Portfolio	1.110	1.225	5/12	1.203	1.203	6/12
Pro-forma				1.112	1.203	5/12

U.S. Government Short Duration Portfolio	0.500	0.486	10/16	0.500	0.373	13/16
Short Duration Plus Portfolio	0.481	0.450	11/15	0.476	0.355	11/15
Intermediate Duration Portfolio	0.452	0.452	8/15	0.464	0.462	9/15

Short Duration California Municipal Portfolio[28]	0.500	0.623	3/9	0.500	0.440	6/9
Proposed	0.450	0.623	3/9	0.450	0.440	6/9

18 Peers with a similar (but not the same) investment objective/classification were considered for inclusion in the EGs and EUs of certain of the Portfolios: Tax-Managed International Portfolio, International Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

19 Peers with the load type of institutional load, front-end and no-load were considered for inclusion in the Portfolios’ EGs and EUs.

20 The expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21 Pro-forma shows what the effective management fee of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio’s fiscal year.

22 The proposed contractual and actual management fees for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

23 The contractual management fee does not reflect any advisory waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

24 This column shows the actual management fee of each Portfolio for the fiscal year end September 30, 2005. Pro-forma actual management fees are based on the Portfolios’ current fee schedule and the average daily net assets of the Portfolios from the period October 1, 2005 through June 30, 2006. Differences between “contractual” and “actual” are a result of different net assets used to determine each Portfolio’s effective management fee rate.

25 This column shows the median of each Portfolio’s Lipper EG, which is based on the actual management fees of each Portfolio and its respective peers. Actual management fees would reflect any management fees waived or expenses reimbursed by the adviser of the funds.

26 The Portfolio’s EG includes the Portfolio, five other international multi-cap core funds (“IMLC”), five large-cap core funds (“ILCC”) and two international multi-cap value funds (“IMLV”).

27 The Portfolio’s EG includes the Portfolio, eight other IMLC, five ILCC and two IMLV.

28 The Portfolio’s EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO	PORTFOLIO CONTRACTUAL MANAGEMENT FEE[23]	LIPPER CONTRACTUAL MANAGEMENT FEE EG MEDIAN	RANK	PORTFOLIO ACTUAL MANAGEMENT FEES[24]	LIPPER ACTUAL MANAGEMENT FEE EG MEDIAN[25]	RANK
Short Duration Diversified Municipal Portfolio[29]	0.500	0.451	11/15	0.499	0.403	13/15
Proposed	0.450	0.450	7/15	0.450	0.404	11/15

Short Duration New York Municipal Portfolio[30]	0.500	0.623	3/9	0.500	0.440	6/9
Proposed	0.450	0.623	3/9	0.450	0.440	6/9

California Municipal Portfolio[31]	0.492	0.579	4/14	0.500	0.506	6/14
Diversified Municipal Portfolio[32]	0.455	0.419	8/12	0.467	0.462	7/12
New York Municipal Portfolio[33]	0.483	0.572	4/14	0.487	0.506	4/14

23 The contractual management fee does not reflect any advisory waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

24 This column shows the actual management fee of each Portfolio for the fiscal year end September 30, 2005. Pro-forma actual management fees are based on the Portfolios’ current fee schedule and the average daily net assets of the Portfolios from the period October 1, 2005 through June 30, 2006. Differences between “contractual” and “actual” are a result of different net assets used to determine each Portfolio’s effective management fee rate.

25 This column shows the median of each Portfolio’s Lipper EG, which is based on the actual management fees of each Portfolio and its respective peers. Actual management fees would reflect any management fees waived or expenses reimbursed by the adviser of the funds.

29 The Portfolio’s EG includes the Portfolio, seven other short municipal debt funds and seven short-intermediate municipal debt funds.

30 The Portfolio’s EG includes the Portfolio, six other California short-intermediate municipal debt funds and two other single state short-intermediate municipal debt funds (Michigan and Hawaii).

31 The Portfolio’s EG includes the Portfolio, three other California intermediate municipal debt funds, one New York intermediate municipal debt fund, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

32 The Portfolio’s EG includes the Portfolio, eight other intermediate municipal debt funds and three short-intermediate municipal debt funds.

33 The Portfolio’s EG includes the Portfolio, one other New York intermediate municipal debt fund, three California intermediate municipal debt funds, one Pennsylvania intermediate municipal debt fund, one Ohio intermediate municipal debt fund and seven other single state intermediate municipal debt funds (Oregon, Michigan, Virginia, New Mexico, Missouri, Hawaii and Minnesota).

88	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.34 In addition, pro-forma total expense ratios35 are shown for the Equity Portfolios while the total expense ratios adjusted for the proposed fee reductions are shown for the Short Duration Municipal Portfolios (bold and italicized):36

PORTFOLIO	EXPENSE RATIO (%)[37]	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[38]	1.221	1.162	9/13	1.327	112/292
Pro-forma	1.146	1.162	7/13	1.327	87/292

International Portfolio[39]	1.264	1.243	9/16	1.326	124/285
Pro-forma	1.196	1.243	7/16	1.326	102/285

Emerging Markets Portfolio	1.681	1.681	6/12	1.634	49/89
Pro-forma	1.569	1.681	4/12	1.634	38/89

U.S. Government Short Duration Portfolio	0.778	0.812	6/16	0.705	32/48
Short Duration Plus Portfolio	0.676	0.858	6/15	0.736	55/122
Intermediate Duration Portfolio	0.602	0.808	2/15	0.749	64/238
Short Duration California Municipal Portfolio[40]	0.812	0.601	7/9	0.677	16/20
Proposed	0.762	0.601	7/9	0.677	15/20

Short Duration Diversified Municipal Portfolio[41]	0.707	0.630	10/15	0.604	43/69
Proposed	0.657	0.630	9/15	0.604	40/69

Short Duration New York Municipal Portfolio[42]	0.745	0.601	7/9	0.677	15/20
Proposed	0.695	0.601	6/9	0.677	13/20

California Municipal Portfolio[43]	0.647	0.656	6/14	0.749	33/134

Diversified Municipal Portfolio[44]	0.608	0.606	7/12	0.689	35/101

New York Municipal Portfolio[45]	0.632	0.656	5/14	0.749	32/134

34 Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

35 Pro-forma shows what the total expense ratio of a Portfolio would have been had changes to the Portfolio’s advisory fee schedule been applied to the Portfolio from the beginning of the Portfolio’s fiscal year.

36 The total expense ratios adjusted for the proposed fee reductions for the Short Duration Municipal Portfolios were estimated by the Senior Officer using data provided by Lipper and the proposed fee schedules of those Portfolios.

37 Except for pro-forma total expense ratios, the expense ratios are for the most recently completed fiscal year Advisor Class.

38 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

39 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of IMLC, ILCC and IMLV, regardless of asset size or primary channel of distribution, excluding outliers.

40 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

41 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of short municipal debt funds and short- intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

42 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California short-intermediate municipal debt funds and other single state short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

43 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of California intermediate municipal debt funds, New York intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

44 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of intermediate municipal debt funds and short-intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

45 The Portfolio’s EU includes the Portfolio, the expense group and all institutional load, front-end load and no-load funds of New York intermediate municipal debt funds, California intermediate municipal debt funds, Pennsylvania intermediate municipal debt funds, Ohio intermediate municipal debt funds, and other single state intermediate municipal debt funds, regardless of asset size or primary channel of distribution, excluding outliers.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

Based on this analysis, except for Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio, which have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis, and Tax-Managed International Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a total expense ratio fee basis than they do on a contractual management fee basis.46

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser’s profitability information for the Portfolios prepared by the Adviser for the Directors of the Fund was reviewed by the Senior Officer and the consultant. Except for a few Portfolios, the Adviser’s profitability for providing investment advisory services to the Portfolios increased slightly during the calendar year 2005, relative to 2004.

The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (the “Equity Portfolios”), which pays 0.25%, the remaining Portfolios, which are primarily invested in fixed income securities (the “Fixed Income Portfolios”), pay 0.10% of the Portfolios’ daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$13,258,263
International Portfolio	6,157,047
Emerging Markets Portfolio	4,002,279
U.S. Government Short Duration Portfolio	91,842
Short Duration Plus Portfolio	410,072
Intermediate Duration Portfolio	3,104,905
Short Duration California Municipal Portfolio	68,266
Short Duration Diversified Municipal Portfolio	253,042
Short Duration New York Municipal Portfolio	122,925
California Municipal Portfolio	898,450
Diversified Municipal Portfolio	2,752,982
New York Municipal Portfolio	1,190,723

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

46 With respect to the Equity Portfolios, this observation applies when comparing contractual management fees to pro-forma total expense ratios.

90	Sanford C. Bernstein Fund, Inc.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$1,599
International Portfolio	2,741
Short Duration Plus Portfolio	5,331
California Municipal Portfolio	4,227
Diversified Municipal Portfolio	8,599
New York Municipal Portfolio	4,844

During the Portfolios most recently completed fiscal year, ABI received from the Portfolios’ retail classes the following Rule 12b-1 fees and CDSC fees:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$9,148	$360
International Portfolio	146,089	6,718
Short Duration Plus Portfolio	829,370	111,475
California Municipal Portfolio	757,478	68,341
Diversified Municipal Portfolio	1,880,730	195,055
New York Municipal Portfolio	1,138,521	90,578

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:47

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[48]	$182	$13
International Portfolio[48]	13,169	183
Short Duration Plus Portfolio	51,926	636
California Municipal Portfolio	18,000	248
Diversified Municipal Portfolio	50,868	552
New York Municipal Portfolio	44,364	307

47 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

48 With respect to Tax-Managed International Portfolio and International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amounts of $17,818 and $4,831 for the Portfolios, respectively.

2007 Semi-Annual Report	91

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees. The independent consultant indicated that additional work is contemplated in order to determine the presence of economies of scale and/or scope in a multi-product firm, such as AllianceBernstein L.P.

92	Sanford C. Bernstein Fund, Inc.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year gross performance returns and rankings of the Portfolios49 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)50 for the periods ended June 30, 2006.51

PORTFOLIO		PORTFOLIO RETURN	PG MEDIAN	PU MEDIAN	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	28.85	27.99	28.02	2/6	78/213
	3 year	22.42	24.58	24.27	6/6	123/158
	5 year	12.51	12.51	10.50	3/5	38/136
	10 year	10.65	N/A	8.55	1/1	14/51

International Portfolio	1 year	29.25	28.07	28.01	3/9	51/179
	3 year	22.79	23.95	24.27	7/8	109/147
	5 year	12.69	11.66	10.53	2/7	34/128

Emerging Markets Portfolio	1 year	34.43	35.06	36.33	7/12	81/140
	3 year	42.72	37.41	35.76	2/12	5/122
	5 year	29.19	23.23	23.12	2/11	8/96
	10 year	10.89	9.75	9.18	1/5	13/45

U.S. Government Short Duration Portfolio	1 year	2.18	2.39	2.34	13/16	48/60
	3 year	1.84	1.84	1.95	7/13	33/54
	5 year	3.60	3.65	3.60	7/12	25/50
	10 year	4.98	5.14	5.13	10/10	28/36

Short Duration Plus Portfolio	1 year	2.42	2.85	2.74	11/15	125/168
	3 year	2.14	2.31	2.36	8/14	81/126
	5 year	3.77	3.74	3.77	6/12	52/104
	10 year	5.17	5.19	5.20	7/9	38/59

Intermediate Duration Portfolio	1 year	0.20	-0.12	-0.04	5/15	120/338
	3 year	2.87	2.91	2.65	9/15	110/289
	5 year	5.07	5.43	5.36	11/12	161/238
	10 year	6.01	6.17	6.43	6/6	99/114

Short Duration California Municipal Portfolio	1 year	2.17	1.50	1.66	2/7	4/13
	3 year	1.91	2.08	2.08	4/5	7/9
	5 year	2.55	3.72	3.72	5/5	9/9
	10 year	3.61	N/A	4.33	2/2	5/5

49 The performance returns and rankings are for the Advisor Class shares of the Portfolios.

50 A Portfolio’s PG/PU may not be necessarily be identical to the Portfolios’ EG/EU. Peers with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, the Portfolios’ PGs/PUs only include funds of the same Lipper investment objective/classification as the Portfolios, in contrast to certain of their EGs/EUs, which may include funds of similar but not the same investment objective/classification.

51 Note that the current Lipper investment objective/classification dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment objective/classification at different point in time. To cite an example, Tax-Managed International Portfolio’s and International Portfolio’s Lipper investment objective/classification was changed on November 16, 2004 from IMLV to IMLC. However, the performance of those Portfolios, which includes the period prior to the investment objective/classification change, would still be compared to the complete historical performance of their current IMLC PG and PU peers, even if the Portfolios’ peers had a different investment objective/classification prior to November 16, 2004.

2007 Semi-Annual Report	93

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO		PORTFOLIO RETURN	PG MEDIAN	PU MEDIAN	PG RANK	PU RANK
Short Duration Diversified Portfolio	1 year 3 year 5 year 10 year	2.42 2.11 2.97 3.88	2.05 1.84 3.06 3.75	2.66 2.11 2.97 3.96	1/8 1/8 4/6 2/4	28/49 19/38 15/31 10/18

Short Duration New York Municipal Portfolio	1 year 3 year 5 year 10 year	2.29 2.12 2.78 3.71	1.38 1.73 3.22 4.30	1.30 1.74 3.41 4.30	1/3 1/3 3/3 3/3	2/10 2/9 9/9 9/9

California Municipal Portfolio	1 year 3 year 5 year 10 year	1.08 2.43 3.87 4.86	0.80 2.41 4.08 5.03	0.97 2.45 4.26 5.25	1/4 2/4 4/4 3/3	10/31 19/31 25/25 13/13

Diversified Municipal Portfolio	1 year 3 year 5 year 10 year	1.01 2.44 4.07 5.00	1.07 2.59 4.47 5.26	0.90 2.48 4.51 5.35	6/9 6/9 8/8 6/6	35/100 48/89 67/76 50/55

New York Municipal Portfolio	1 year 3 year 5 year 10 year	1.00 2.50 4.09 5.01	N/A N/A N/A N/A	0.55 2.50 4.41 5.55	1/2 1/2 1/1 1/1	4/23 8/22 15/17 11/12

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks:52

	PERIOD ENDING JUNE 30, 2006 PERFORMANCE		5 Year	10 Year	ANNUALIZED SINCE INCEPTION
PORTFOLIO/BENCHMARK	1 YEAR	3 YEAR
Tax-Managed International Portfolio	27.28	20.92	11.12	9.30	10.19
MSCI EAFE	26.56	23.94	10.02	6.39	8.19

International Portfolio	27.63	21.24	11.26	n/a	8.20
MSCI EAFE	26.56	23.94	10.02	n/a	5.03

Emerging Markets Portfolio	32.19	40.32	27.00	8.99	9.90
MSCI Emerging Markets	35.47	34.33	21.18	6.49	7.20

U.S. Government Short Duration Portfolio	1.42	1.05	2.83	4.21	5.28
Merrill Lynch 1-3 Year Treasury Index	1.83	1.40	3.08	4.76	5.91

Short Duration Plus Portfolio	1.76	1.46	3.08	4.47	5.60
Merrill Lynch 1-3 Yr. Treasury Index	1.83	1.40	3.08	4.76	5.93

Intermediate Duration Portfolio	-0.37	2.25	4.45	5.39	6.83
Lehman Brothers Aggregate Bond Index	-0.81	2.05	4.97	6.22	7.45

Short Duration California Municipal Portfolio	1.35	1.10	1.74	2.82	3.08
Lehman Brothers 1 Year Municipal Index	1.87	1.44	2.31	3.50	3.75

52 The Adviser provided Portfolio (Advisor Class) and benchmark performance return information for periods through June 30, 2006 in order to maintain consistency with Lipper’s performance rankings in the analysis.

94	Sanford C. Bernstein Fund, Inc.

	PERIOD ENDING JUNE 30, 2006 PERFORMANCE				ANNUALIZED SINCE INCEPTION
PORTFOLIO/BENCHMARK	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Short Duration Diversified Municipal Portfolio	1.71	1.40	2.25	3.14	3.39
Lehman Brothers 1 Year Municipal Index	1.87	1.44	2.31	3.50	3.75

Short Duration New York Municipal Portfolio	1.54	1.37	2.02	2.94	3.18
Lehman Brothers 1 Year Municipal Index	1.87	1.44	2.31	3.50	3.75

California Municipal Portfolio	0.45	1.77	3.20	4.18	5.07
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	6.68

Diversified Municipal Portfolio	0.41	1.82	3.43	4.35	5.29
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	6.72

New York Municipal Portfolio	0.38	1.85	3.43	4.34	5.33
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	6.72

CONCLUSION

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each of the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2006

2007 Semi-Annual Report	95

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0307

Sanford C. Bernstein Fund, Inc.

March 31, 2007

Schedule of Investments To the Semiannual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

March 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%
Financial–35.1%
Banking–20.2%
ABN AMRO Holding NV	1,405,437	$60,557,898
Allied Irish Banks PLC	2,381,600	70,498,245
Anglo Irish Bank Corp. PLC (Dublin)	1,945,473	41,624,136
Anglo Irish Bank Corp. PLC (London)	3,117,734	66,652,730
Banco Bilbao Vizcaya Argentaria SA	3,541,647	86,966,401
Barclays PLC	8,550,000	121,236,755
BNP Paribas SA	770,000	80,538,303
Credit Agricole SA	1,534,500	59,979,315
Credit Suisse Group	4,166,465	299,938,280
Fortis (Euronext Amsterdam)	456,100	20,820,359
Fortis (Euronext Brussels)	1,123,900	51,398,396
HBOS PLC	3,440,000	71,119,589
Macquarie Bank Ltd.	1,284,420	85,843,862
National Australia Bank Ltd.	688,700	22,460,091
Royal Bank of Scotland Group PLC	3,749,914	146,803,434
Societe Generale	669,963	115,842,839
Sumitomo Mitsui Financial Group, Inc.	11,993	108,578,563
UBS AG (Swiss Virt-X)	1,858,333	110,815,961
UniCredito Italiano SpA	11,761,768	111,998,644

		1,733,673,801

Financial Services–5.4%
3i Group PLC	3,178,120	71,241,443
Man Group PLC	10,353,636	113,200,812
Nomura Holdings, Inc.	6,277,900	130,156,431
ORIX Corp.	585,170	151,830,688

		466,429,374

Insurance–8.0%
Allianz SE	534,200	109,291,979
Aviva PLC	5,487,668	81,085,295
Fondiaria-Sai SpA (ordinary shares)	617,196	28,393,899
Fondiaria-Sai SpA (saving shares)	306,752	11,144,028
Friends Provident PLC	8,079,786	30,641,556
ING Groep NV	3,157,863	133,599,608
Muenchener Rueckversicherungs AG	732,300	124,010,786
QBE Insurance Group, Ltd.	3,646,875	92,885,982
Swiss Reinsurance	821,387	75,158,434

		686,211,567

Wholesale & International Trade–1.5%
Mitsui & Co. Ltd.	7,008,000	131,889,038

		3,018,203,780

Company	Shares	U.S. $ Value

Industrial Commodities–11.3%
Chemicals–3.2%
BASF AG	827,200	$93,082,345
Bayer AG	1,423,783	91,160,402
Mitsui Chemicals, Inc.	5,848,000	50,957,362
Shin–Etsu Chemical Co. Ltd.	602,800	36,676,379

		271,876,488

Forest & Paper–0.5%
Svenska Cellulosa AB–Class B	867,000	46,415,776

Metal–Nonferrous–3.1%
BHP Billiton PLC	2,165,169	48,107,340
Xstrata PLC	4,225,561	217,015,809

		265,123,149

Metal–Steel–3.4%
JFE Holdings, Inc.	1,999,300	118,052,848
Mittal Steel Co. NV (Euronext Amsterdam)	567,200	30,161,111
Mittal Steel Co. NV (Euronext Paris)	1,097,007	58,760,830
Nippon Steel Corp.	6,656,000	46,739,419
Voestalpine AG	589,100	42,745,490

		296,459,698

Miscellaneous Materials–1.1%
Nitto Denko Corp.	1,937,700	90,821,613

		970,696,724

Capital Equipment–11.1%
Aerospace & Defense–1.3%
BAE Systems PLC	5,900,000	53,483,210
European Aeronautic Defence & Space Co., NV	1,789,090	55,614,482

		109,097,692

Automobiles–6.4%
Compagnie Generale des Etablissements Michelin–Class B	679,500	75,127,668
Continental AG	38,500	4,976,001
Denso Corp.	1,602,000	59,302,102
Fiat SpA(a)	2,135,765	54,137,690
Renault SA	1,248,800	146,356,997
Toyota Motor Corp.	3,260,300	208,792,551

		548,693,009

Industrial Components–1.0%
NGK Insulators Ltd.	4,198,000	86,118,173

Machinery & Engineering–2.4%
ABB Ltd.	5,263,425	90,565,185
Atlas Copco AB–Class A	2,061,003	68,510,568
Sumitomo Heavy Industries Ltd.	4,944,000	49,075,911

		208,151,664

		952,060,538

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Technology/Electronics–6.4%
Data Processing–3.7%
Canon, Inc.	2,046,500	$109,885,253
CapGemini, SA	1,642,416	125,010,154
Capita Group PLC	2,468,154	33,189,424
Ricoh Co. Ltd.	2,053,000	46,071,031

		314,155,862

Electrical & Electronics–1.6%
Nokia OYJ(a)	4,691,283	108,096,940
Toshiba Corp.	4,956,000	33,000,212

		141,097,152

Electronic Components & Instruments–1.1%
Sharp Corp.	5,022,000	96,571,539

		551,824,553

Energy–6.2%
Energy Sources–6.2%
BP PLC	3,089,200	33,390,247
ENI SpA	5,753,628	187,234,138
Nippon Mining Holdings, Inc.	3,496,000	29,963,536
Repsol YPF SA	1,282,600	43,219,292
Royal Dutch Shell PLC–Class A (Euronext Amsterdam)	1,832,581	60,950,595
Royal Dutch Shell PLC–Class B	387,899	12,905,080
Royal Dutch Shell PLC–Class A (London)	2,012,095	66,940,362
Total SA	1,492,100	104,239,428

		538,842,678

Medical–5.4%
Health & Personal Care–5.4%
Alcon, Inc.	244,200	32,190,444
AstraZeneca PLC	908,200	48,960,231
Daiichi Sankyo Co. Ltd.	1,604,800	49,114,826
GlaxoSmithKline PLC	958,900	26,468,717
Merck KGaA	327,815	42,328,440
Nobel Biocare Holding AG	182,356	66,515,144
Roche Holding AG	727,316	129,197,648
Sanofi–Aventis	835,698	72,717,586

		467,493,036

Construction & Housing–4.8%
Building Materials–1.7%
Buzzi Unicem SpA	1,087,991	33,149,515
CRH PLC	2,563,906	109,945,993

		143,095,508

Construction & Housing–2.9%
Daiwa House Industry Co. Ltd.	1,840,000	30,062,524
George Wimpey PLC	3,620,000	45,246,349
Leopalace21 Corp.	601,900	19,873,662

Company	Shares	U.S. $ Value

Persimmon PLC	1,433,000	$39,690,453
Vinci, SA	738,032	115,084,046

		249,957,034

Real Estate–0.2%
Sino Land Co.	8,422,224	18,124,166

		411,176,708

Consumer Staples–4.5%
Beverages & Tobacco–1.0%
Japan Tobacco, Inc.	17,019	83,432,381

Food & Household Products–3.5%
Essilor International, SA	506,180	58,226,837
Groupe Danone	329,438	53,900,606
Nestle, SA	320,955	125,069,271
Reckitt Benckiser PLC	1,228,408	64,060,198

		301,256,912

		384,689,293

Telecommunications–4.2%
Telecommunications–4.2%
Deutsche Telekom AG–Class W	1,162,800	19,255,412
France Telecom SA	809,900	21,461,451
Nippon Telegraph & Telephone Corp.	8,536	45,090,515
Telefonica SA	4,872,418	107,898,570
TeliaSonera AB	7,356,077	63,818,265
Vodafone Group PLC	37,714,600	100,843,652

		358,367,865

Consumer Cyclical–4.1%
Broadcasting & Publishing–0.4%
Pearson PLC	2,135,673	36,743,810

Leisure & Tourism–0.6%
Accor, SA	502,442	48,075,983

Merchandising–2.6%
Esprit Holdings Ltd.	5,311,000	61,996,593
J Sainsbury PLC	9,565,300	103,489,853
Marks & Spencer Group PLC	1,558,175	20,752,582
Tesco PLC	4,018,694	35,170,154

		221,409,182

Textiles & Apparel–0.5%
Inditex SA	702,168	43,856,581

		350,085,556

Utilities– 2.7%
Utility (Electric & Gas)–2.7%
E.ON AG	673,800	91,726,996
International Power PLC	9,071,673	70,905,805
RWE AG	659,000	69,666,523

		232,299,324

2	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Company	Shares	U.S. $ Value

Transportation–2.2%
Transportation–Airlines–1.2%
Air France–KLM	911,549	$41,692,744
Deutsche Lufthansa AG	2,125,000	57,737,287

		99,430,031

Transportation–Shipping–1.0%
Mitsui OSK Lines Ltd.	8,028,000	88,888,887

		188,318,918

Total Common Stocks (cost $6,281,508,200)		8,424,058,973

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENT–0.8%
Repurchase Agreement–0.8%
State Street Bank & Trust	$68,694	$68,694,000
Co. 4.25%, dated 3/30/07, due 4/02/07 in the amount of $68,718,329 (collateralized by $69,935,000 U.S. Treasury Note, 4.125%, due 5/15/08, value $70,071,653) (amortized cost $68,694,000)
Total Investments—98.8% (cost $6,350,202,200)(b)		8,492,752,973

Other assets less liabilities—1.2%		102,862,873

Net Assets—100.0%		$8,595,615,846

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50	312	June 2007	$16,700,584	$17,129,873	$429,289

(a)	Non-income producing security.
(b)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $2,177,579,477 and gross unrealized depreciation of investments was $35,028,704, resulting in net unrealized appreciation of $2,142,550,773 (excluding foreign currency and futures transactions).

See Notes to Financial Statements.

Schedule of Investments—Tax Managed International Portfolio	3

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%
Financial–34.3%
Banking–19.2%
ABN AMRO Holding NV	595,808	$25,672,357
Anglo Irish Bank Corp. PLC (Dublin)	1,779,078	38,064,051
Anglo Irish Bank Corp. PLC (London)	797,055	17,039,905
Banco Bilbao Vizcaya Argentaria SA(a)	1,055,306	25,913,414
Barclays PLC	2,909,000	41,248,856
BNP Paribas SA(a)	467,870	48,936,956
Credit Agricole SA(a)	675,202	26,391,758
Credit Suisse Group	1,969,088	141,752,029
Fortis (Euronext Amsterdam)	210,100	9,590,786
Fortis (Euronext Brussels)	543,900	24,873,732
HBOS PLC	1,831,090	37,856,503
Macquarie Bank Ltd.(a)	613,184	40,981,986
National Australia Bank Ltd.(a)	329,000	10,729,447
Royal Bank of Scotland Group PLC	1,959,344	76,705,340
Societe Generale(a)	297,254	51,397,984
Sumitomo Mitsui Financial Group, Inc.(a)	4,987	45,149,779
UBS AG (Swiss Virt-X)(a)	873,314	52,077,389
UniCredito Italiano SpA(a)	5,454,186	51,936,191

		766,318,463

Financial Services–5.4%
3i Group PLC	1,551,559	34,780,091
Man Group PLC	4,964,786	54,282,168
Nomura Holdings, Inc.	2,882,900	59,769,664
ORIX Corp.(a)	251,210	65,180,011

		214,011,934

Insurance–8.0%
Allianz SE(a)	245,900	50,308,682
Aviva PLC	2,588,229	38,243,442
Fondiaria-Sai SpA (ordinary shares)(a)	364,200	16,754,901
Fondiaria-Sai SpA (saving shares)	55,400	2,012,633
Friends Provident PLC(a)	3,572,179	13,547,032
ING Groep NV	1,455,900	61,594,714
Muenchener Rueckversicherungs AG(a)	345,300	58,474,566
QBE Insurance Group, Ltd.(a)	1,555,717	39,624,144
Swiss Reinsurance(a)	411,185	37,624,190

		318,184,304

Wholesale & International Trade–1.7%
Mitsui & Co. Ltd.(a)	3,561,000	67,017,246

		1,365,531,947

Company	Shares	U.S. $ Value

Capital Equipment–11.0%
Aerospace & Defense–1.3%
BAE Systems PLC	2,625,000	$23,795,496
European Aeronautic Defence & Space Co., NV(a)	934,740	29,056,716

		52,852,212

Automobiles–6.5%
Compagnie Generale des Etablissements Michelin- Class B(a)	312,100	34,506,763
Continental AG(a)	17,005	2,197,841
Denso Corp.	765,000	28,318,420
Fiat SpA(a)(b)	1,263,025	32,015,346
Renault SA(a)	544,800	63,849,529
Toyota Motor Corp.(a)	1,553,000	99,455,520

		260,343,419

Industrial Components–1.1%
NGK Insulators Ltd.(a)	2,062,000	42,300,065

Machinery & Engineering–2.1%
ABB Ltd.	2,386,548	41,064,167
Atlas Copco AB-Class A(a)	641,164	21,313,171
Sumitomo Heavy Industries Ltd.	2,164,000	21,480,637

		83,857,975

		439,353,671

Industrial Commodities–10.8%
Chemicals–3.1%
BASF AG(a)	410,200	46,158,581
Bayer AG(a)	657,798	42,116,762
Mitsui Chemicals, Inc.(a)	1,806,000	15,736,832
Shin-Etsu Chemical Co. Ltd.	288,500	17,553,310

		121,565,485

Forest & Paper–0.5%
Svenska Cellulosa AB-Class B(a)	403,100	21,580,392

Metal–Nonferrous–3.1%
Rio Tinto PLC	373,302	21,317,001
Xstrata PLC	2,022,638	103,878,378

		125,195,379

Metal–Steel–3.0%
JFE Holdings, Inc.(a)	869,900	51,365,064
Mittal Steel Co. NV (Euronext Paris)(a)	659,614	35,332,014
Nippon Steel Corp.	1,356,000	9,522,033
Voestalpine AG	308,600	22,392,222

		118,611,333

Miscellaneous Materials–1.1%
Nitto Denko Corp.(a)	897,200	42,052,511

		429,005,100

4	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Company	Shares	U.S. $ Value

Technology/Electronics–6.5%
Data Processing–3.5%
Canon, Inc.	1,059,300	$56,878,304
CapGemini, SA(a)	538,518	40,988,530
Capita Group PLC	1,547,142	20,804,517
Ricoh Co. Ltd.(a)	968,000	21,722,727

		140,394,078

Electrical & Electronics–1.9%
Nokia OYJ(b)	2,400,990	55,323,815
Toshiba Corp.(a)	2,958,000	19,696,253

		75,020,068

Electronic Components & Instruments–1.1%
Sharp Corp.(a)	2,290,000	44,036,006

		259,450,152

Energy–6.5%
Energy Sources–6.5%
BP PLC	1,440,300	15,567,775
ENI SpA(a)	2,727,905	88,771,284
Nippon Mining Holdings, Inc.(a)	1,680,000	14,398,953
Repsol YPF SA(a)	584,500	19,695,678
Royal Dutch Shell PLC-Class A(a) (Euronext Amsterdam)	360,500	11,993,470
Royal Dutch Shell PLC-Class B	728,096	24,223,154
Royal Dutch Shell PLC-Class A (London)	1,068,132	35,525,459
Total SA(a)	683,500	47,749,915

		257,925,688

Medical–6.0%
Health & Personal Care–5.5%
AstraZeneca PLC	420,000	22,641,816
Daiichi Sankyo Co. Ltd.	742,700	22,730,297
GlaxoSmithKline PLC	445,200	12,288,949
Merck KGaA(a)	218,135	28,166,235
Nobel Biocare Holding AG	92,740	33,827,318
Roche Holding AG(a)+	360,337	64,008,894
Sanofi-Aventis(a)	390,379	33,968,513

		217,632,022

Medical Products–0.5%
Alcon, Inc.	144,000	18,982,080

		236,614,102

Consumer Staples–4.6%
Beverages & Tobacco–1.0%
Japan Tobacco, Inc.(a)	8,046	39,443,971

Food & Household Products–3.6%
Essilor International, SA(a)	254,927	29,324,732
Groupe Danone(a)	151,522	24,791,091
Nestle, SA	156,167	60,854,926
Reckitt Benckiser PLC	564,995	29,463,901

		144,434,650

		183,878,621

Company	Shares	U.S. $ Value

Telecommunications–4.5%
Telecommunications–4.5%
Deutsche Telekom AG-Class W(a)	543,500	$9,000,100
France Telecom SA(a)	572,800	15,178,564
Nippon Telegraph & Telephone Corp.	3,824	20,199,874
Telefonica SA(a)	2,251,091	49,849,890
TeliaSonera AB(a)	4,531,412	39,312,646
Vodafone Group PLC	17,516,625	46,837,046

		180,378,120

Consumer Cyclical–4.2%
Broadcasting & Publishing–0.4%
Pearson PLC	989,926	17,031,471

Leisure & Tourism–0.9%
Accor, SA	324,400	31,040,098
Aristocrat Leisure Ltd.(a)	302,551	4,006,236

		35,046,334

Merchandising–2.4%
Esprit Holdings Ltd.	2,682,000	31,307,637
J Sainsbury PLC	4,390,000	47,496,728
Tesco PLC	1,913,109	16,742,837

		95,547,202

Textiles & Apparel–0.5%
Inditex SA	337,151	21,058,052

		168,683,059

Construction & Housing–4.2%
Building Materials–1.2%
Buzzi Unicem SpA(a)	563,800	17,178,172
CRH PLC	658,104	28,220,963

		45,399,135

Construction & Housing–2.9%
Daiwa House Industry Co. Ltd.	853,000	13,936,594
George Wimpey PLC	1,663,800	20,795,822
Leopalace21 Corp.	259,400	8,564,925
Persimmon PLC	660,000	18,280,320
Vinci, SA(a)	354,281	55,244,340

		116,822,001

Real Estate–0.1%
Sino Land Co.(a)	2,546,808	5,480,592

		167,701,728

Utilities–2.6%
Utility (Electric & Gas)–2.6%
E.ON AG(a)	315,800	42,991,074
International Power PLC	3,771,902	29,481,855
RWE AG(a)	289,000	30,551,783

		103,024,712

Schedule of Investments—International Portfolio	5

Company	Shares	U.S. $ Value

Transportation–2.4%
Transportation–Airlines–1.4%
Air France-KLM(a)	415,900	$19,022,579
Deutsche Lufthansa AG(a)	980,000	26,627,078
easyJet PLC(b)	719,782	9,810,901

		55,460,558

Transportation–Shipping–1.0%
Mitsui OSK Lines Ltd.(a)	3,670,000	40,635,553

		96,096,111

Total Common Stocks (cost $3,037,566,758)		3,887,643,011

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.2%
Repurchase Agreements–1.2%
State Street Bank & Trust Co. 4.25%, dated 3/30/07, due 4/02/07 in the amount of $47,046,656 (collateralized by $48,215,000 U.S. Treasury Bill, 4.250%, due 5/03/07, value $47,973,925) (amortized cost $47,030,000)	$47,030	47,030,000

Total Investments Before Security Lending Collateral—98.8% (cost $3,084,596,758)		3,934,673,011

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED–22.2%
Repurchase Agreements–18.9%
Bank of America, 5.10%, 3/30/07 due 4/02/07 in the amount of $151,064,175 (collateralized by $155,380,000 U.S. Treasury Note, 3.13%, due 10/15/08, value $153,928,381)	151,000	151,000,000

Principal Amount (000)		U.S. $ Value

Bear Stearns, 5.15%, 3/30/07 due 4/02/07 in the amount of $151,064,804 (collateralized by $142,015,000 U.S. Treasury Inflation Index, 2.38%, due 1/15/25, value $154,579,682)	$151,000	$151,000,000
Deutsche Bank, 5.14%, 3/30/07 due 4/02/07 in the amount of $151,064,678 (collateralized by $147,742,000 U.S. Treasury Inflation Index, 2.38%, due 4/15/11, value $154,351,006)	151,000	151,000,000
Morgan Stanley, 5.14%, 3/30/07 due 4/02/07 in the amount of $151,064,678 (collateralized by $126,670,000 U.S. Treasury Inflation Index, 3.38%, due 1/15/12, value $154,289,014)	151,000	151,000,000
RBS Greenwich, 5.13%, 3/30/07 due 4/02/07 in the amount of $151,064,553 (collateralized by $151,061,000 U.S. Treasury Note, 4.88%, due 4/30/08, value $154,065,267)	151,000	151,000,000

		755,000,000

Time Deposit–3.3%
Deutsche Bank AG
5.42%, 4/02/07	130,367	130,367,000

Total Investment of Cash Collateral for Securities Loaned (cost $885,367,000)		885,367,000

Total Investments—121.0% (cost $3,969,963,758)(c)		4,820,040,011

Other assets less liabilities—(21.0)%		(836,646,821)

Net Assets—100.0%		$3,983,393,190

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50	294	June 2007	$15,737,089	$16,141,611	$404,522

6	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

(a)	Represents entire or partial securities out on loan. See Note L for securities lending information.
(b)	Non-income producing security.
(c)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $873,414,311 and gross unrealized depreciation of investments was $23,338,058, resulting in net unrealized appreciation of $850,076,253 (excluding foreign currency and futures transactions).

See Notes to Financial Statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–92.0%
Financial–23.2%
Banking–16.0%
ABSA Group Ltd.	1,057,921	$20,231,615
Andhra Bank	2,222,000	3,860,950
Banco Comercial Portugues SA–Class R	1	4
Banco Santander Chile, SA (ADR)	162,000	8,078,940
Bank Central Asia Tbk PT	30,084,000	16,740,140
Bank Hapoalim BM	7,296,700	34,977,684
Bank Leumi Le–Israel	7,394,900	26,546,571
Bank Mandiri Persero Tbk PT	72,303,500	19,696,880
Bank Of Ayudhya Public Co., Ltd.	29,102,800	17,935,363
Bank Rakyat Indonesia	11,100,200	6,106,812
Canara Bank	4,031,000	17,922,378
China Construction Bank Corp.– Class H	36,445,000	20,682,984
Chinatrust Financial Holding Co. Ltd.	20,666,160	16,127,294
Industrial & Commercial Bank of China–Class H(a)	29,805,000	16,565,355
Industrial Bank Of Korea	1,301,300	25,972,073
Industrial Development Bank of India Ltd.	1,550,000	2,735,637
Investcorp Bank BSC (GDR)(a)(b)	200,964	5,225,064
Kookmin Bank	724,690	65,168,091
Malayan Banking Berhad	3,892,900	14,426,478
Oriental Bank Of Commerce	765,000	3,307,083
Punjab National Bank Ltd.	741,000	8,085,278
Shinhan Financial Group Co., Ltd.	438,840	25,081,041
Siam City Bank Public Co., Ltd.	1,670,900	841,277
Standard Bank Group Ltd.	1,375,600	20,206,564
State Bank of India Ltd. (GDR)	81,550	4,974,550
Turkiye Is Bankasi–Class C	2,528,919	12,064,455

		413,560,561

Financial Services–4.6%
Banco do Brasil, SA	631,600	20,444,306
FirstRand Ltd.	3,984,005	13,440,059
Housing Development Finance Corp.	347,946	12,076,779
Investimentos Itau, SA	5,785,899	32,295,219
Korea Investment Holdings Co., Ltd.	206,860	10,834,136
Unibanco–Uniao de Bancos Brasileiros SA (GDR)	335,100	29,307,846

		118,398,345

Schedule of Investments—Emerging Markets Portfolio	7

Company	Shares	U.S. $ Value

Insurance–2.6%
Cathay Financial Holding Co. Ltd.	9,656,053	$20,006,869
China Life Insurance Co. Ltd.– Class H	5,700,000	16,347,226
Dongbu Insurance Co., Ltd.(a)	110,000	3,112,002
LIG Non–Life Insurance Co., Ltd.(a)	175,000	3,142,270
Sanlam, Ltd.	9,671,457	26,542,494

		69,150,861

		601,109,763

Energy–12.7%
Energy Equipment & Services–0.4%
Tenaris SA	6	136
Tenaris SA (ADR)	228,710	10,497,789

		10,497,925

Energy Sources–12.3%
Brasil Ecodiesel Industria E(a)	587,400	2,608,703
Chennai Petroleum Corp. Ltd.	993,572	4,262,887
China Coal Energy Co.–Class H(a)	11,665,300	12,451,347
China Petroleum & Chemical Corp.–Class H	51,037,000	43,080,440
China Shenhua Energy Co. Ltd.– Class H	6,192,500	14,861,678
Gazprom ADR (ADR)	975,488	40,872,947
Integra Group Holdings (GDR)(a)	196,316	3,779,083
LUKOIL (ADR)	109,900	9,476,139
LUKOIL (ADR)	416,497	36,026,991
MOL Hungarian Oil and Gas NyRt	285,447	32,690,159
OAO Gazprom (ADR)	268,409	11,240,444
PetroChina Co., Ltd.–Class H	32,312,000	37,830,014
Petroleo Brasileiro SA (NY) (ADR)	56,690	5,065,252
PTT PCL	3,144,400	18,681,382
Rayong Refinery PCL	13,340,200	6,744,403
Sasol Ltd.	192,591	6,425,894
S–Oil Corp.	211,940	14,580,332
Tupras–turkiye Petrol Rafinerileri A.S.	692,450	15,352,580
Yanzhou Coal Mining Co. Ltd.– Class H	3,409,200	3,269,369

		319,300,044

		329,797,969

Technology/Electronics–12.0%
Data Processing–1.2%
DataTec Ltd.	1,265,000	6,844,627
Infosys Technologies Ltd. (ADR)	287,800	14,461,950
Richtek Technology Corp.	289,000	2,847,022
Satyam Computer Services Ltd.	354,863	3,806,214
Wistron Corp. (GDR)(b)	179,200	2,718,428

		30,678,241

Company	Shares	U.S. $ Value

Electrical & Electronics–3.6%
Compal Electronics, Inc.	12,786,016	$10,800,881
Foxconn Technology Co., Ltd.	618,840	6,996,098
High Tech Computer Corp.	558,400	8,575,835
HON HAI Precision Industry Co. Ltd.	4,074,552	27,225,927
Mitac International	7,057,205	7,809,316
Quanta Computer, Inc.	727,657	1,107,522
Siliconware Precision Industries Co.	13,916,233	26,325,608
Wistron Corp.	3,000,000	4,538,065

		93,379,252

Electronic Components & Instruments–7.2%
AAC Acoustic Technology Holdings, Inc.(a)	4,823,000	4,564,484
AU Optronics Corp.	13,934,930	19,842,323
AU Optronics Corp. (ADR)	1,267,827	18,129,926
CMC Magnetics Corp.(a)	36,100,000	10,946,357
King Yuan Electronics Co. Ltd.	7,628,000	6,363,845
LG.Philips LCD Co. Ltd.(a)	153,500	5,345,730
Novatek Microelectronics Ltd.	2,228,000	9,600,896
Positivo Information SA(a)	98,500	1,372,106
Ritek Corp.(a)	12,760,000	3,021,582
Samsung Electronics Co. Ltd.	75,204	44,838,389
Silitech Technology Corp.	1,030,000	5,014,297
Taiwan Semiconductor Manufacturing Co. Ltd.	18,140,299	36,916,057
United Microelectronics Corp.	30,958,476	17,656,082
Wintek Corp.	3,893,535	3,304,942

		186,917,016

		310,974,509

Telecommunications–10.6%
Telecommunications–10.6%
America Movil SAB de CV Series L (ADR)	757,500	36,200,925
Bharti Tele–Ventures(a)	3,230,339	56,299,003
China Mobile Ltd.	2,128,500	19,159,238
China Netcom Group Corp Ltd.	9,285,700	24,197,492
China Telecom Corp. Ltd.–Class H	31,600,000	15,421,584
Digi.Com BHD	915,600	4,954,899
MTN Group Ltd.	1,479,635	20,039,611
Orascom Telecom Holding SAE	111,610	7,709,525
Orascom Telecom Holding SAE (GDR)(b)	76,732	5,210,080
Philippine Long Distance Telephone Co.	373,900	19,594,866
Telekomunikasi Indonesia Tbk PT	38,732,000	41,676,885
Tim Participacoes SA (ADR)	184,100	5,979,568
Vimpel–Communications (ADR)(a)	182,400	17,298,816

		273,742,492

8	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Company	Shares	U.S. $ Value

Industrial Commodities–9.8%
Chemicals–1.8%
Braskem SA	167,700	$1,238,032
Hanwha Chem Corp.	1,048,210	16,267,533
Honam Petrochemical Corp.	102,100	8,827,442
PTT Chemical PCL	6,222,693	13,863,755
Taiwan Fertilizer Co. Ltd.	3,323,000	5,509,592

		45,706,354

Forest & Paper–0.3%
Aracruz Celulose SA (ADR)	63,700	3,342,339
Empresas CMPC SA	109,200	3,541,184

		6,883,523

Metal–Nonferrous–1.4%
BHP Billiton PLC	211,406	4,713,989
Impala Platinum Holdings Ltd.	315,433	9,897,827
MMC Norilsk Nickel (ADR)	107,375	20,401,250
Polyus Gold Co. (ADR)(a)	57,577	2,780,969

		37,794,035

Metal–Steel–4.8%
Arcelor Brasil SA	429,395	10,045,546
China Steel Corp.	18,374,704	20,686,928
Gerdau SA (ADR)	2,281,075	41,355,890
Hyundai Steel Co.	468,380	17,753,035
Maanshan Iron & Steel–Class H	10,880,100	7,094,590
Mechel (ADR)	80,800	2,686,600
POSCO	55,200	23,012,004
Severstal (GDR)(b)	104,689	1,459,364

		124,093,957

Miscellaneous Materials–1.5%
Cia Vale do Rio Doce (Sponsored) (ADR)	1,176,000	36,785,280
Consol Ltd.	1,000,000	2,670,965

		39,456,245

		253,934,114

Capital Equipment–4.9%
Automobiles–3.1%
Ford Otomotiv Sanayi AS	831,216	7,246,370
Hyundai Mobis	180,260	15,466,961
Hyundai Motor Co.	603,650	42,262,387
Tan Chong Motor Holdings Berhad	158,200	55,288
Tata Motors Ltd.	854,863	14,215,700

		79,246,706

Industrial Components–0.7%
Bharat Heavy Electricals Ltd.	345,064	17,851,151

Machinery & Engineering–0.2%
Barloworld Ltd.	211,683	5,258,861
Tata Motors Ltd. (ADR)	32,700	530,067

		5,788,928

Company	Shares	U.S. $ Value

Multi–Industry–0.9%
Alfa SA de CV–Class A	3,198,200	$23,610,746

		126,497,531

Consumer Cyclical–4.2%
Broadcasting & Publishing–1.0%
Grupo Televisa, SA (ADR)	400,800	11,943,840
Naspers Ltd.–Class N	558,630	13,460,983

		25,404,823

Business & Public Services–0.1%
Localiza Rent A CAR	94,000	2,876,620

Leisure & Tourism–0.1%
CTC Media, Inc.(a)	106,900	2,745,192

Merchandising–2.9%
Centros Comerciales Sudamericanos SA	1,168,503	4,005,801
Edgars Consolidated Stores Ltd.	797,700	4,983,288
Foschini Ltd.	972,939	9,252,350
GOME Electrical Appliances Holdings Ltd.	15,815,000	17,551,027
Lojas Renner SA	541,200	7,013,561
Lotte Shopping Co. Ltd.	62,362	21,899,925
Wal–Mart de Mexico SA de CV Series V	2,264,500	9,672,835

		74,378,787

Textiles & Apparel–0.1%
Weiqiao Textile Co.–Class H	1,576,600	2,278,340

		107,683,762

Construction & Housing–4.0%
Building Materials–0.9%
Asia Cement Corp.	400	386
Cemex SAB de CV(a)	7,607,234	24,927,290

		24,927,676

Construction & Housing–2.1%
Aveng, Ltd.	2,446,395	15,494,022
Consorcio ARA SAB de CV	280,000	482,975
Daelim Industrial Co.	251,607	24,017,617
Hyundai Development Co.	57,790	3,171,834
Murray & Roberts Holdings Ltd.	708,741	5,452,982
Orascom Construction Industries (GDR)(b)	48,141	4,834,001

		53,453,431

Real Estate–1.0%
Ayala Land, Inc.	54,151,100	18,435,773
Urbi Desarrollos Urbanos SA de C.V.(a)	1,797,100	7,562,367

		25,998,140

		104,379,247

Schedule of Investments—Emerging Markets Portfolio	9

Company	Shares	U.S. $ Value

Consumer Staples–4.0%
Beverages & Tobacco–1.3%
Central European Distribution Corp.(a)	132,900	$3,868,719
Cia de Bebidas das Americas (ADR)	216,100	11,876,856
Compania Cervecerias Unidas SA	185,800	1,161,659
Compania Cervecerias Unidas SA (ADR)	63,200	1,985,744
Fomento Economico Mexicano SA de CV (ADR)	80,009	8,832,193
Wimm–Bill–Dann Foods OJSC (ADR)	65,788	5,253,830

		32,979,001

Food & Household Products–2.7%
Charoen Pokphand Foods Public Co., Ltd.	17,119,600	2,278,701
China Mengniu Dairy Co. Ltd.	9,429,000	27,029,208
China Yurun Food Group Ltd.	18,269,000	19,874,867
Tiger Brands, Ltd.	844,332	20,539,397

		69,722,173

		102,701,174

Medical–2.2%
Health & Personal Care–2.2%
Network Healthcare Holdings Ltd.(a)	6,699,581	12,755,180
Radiant Opto–Electronics Corp.	3,730,000	5,785,634
Ranbaxy Laboratories Ltd.	2,035,799	16,481,031
Richter Gedeon Nyrt.	1,909	342,282
Teva Pharmaceutical Industries Ltd. (ADR)	556,900	20,844,767

		56,208,894

Utilities–2.1%
Utility (Electric & Gas)–2.1%
Cia de Concessoes Rodoviarias	94,500	1,259,969
Cia de Saneamento Basico do Estado de Sao Paulo	150,700,000	20,224,506
Cia Energetica de Minas Gerais (ADR)	22,000	1,070,300
Cia Energetica de Sao Paulo–Class Preference(a)	504,700,000	6,859,001
Companhia de Saneamento de Minas Gerais	328,100	4,204,164
CPFL Energia, SA (ADR)	80,100	3,388,230
Eletropaulo Metropolitana de Sao Paulo SA(a)	61,688,900	2,874,404
Enersis SA/Chile (ADR)	376,900	6,139,701
Glow Energy PCL	6,475,600	5,918,858
NTPC Ltd.	614,600	2,115,157

		54,054,290

Company	Shares	U.S. $ Value

Transportation–1.5%
Transportation–Airlines–0.2%
Gol Linhas Aereas Inteligentes SA (ADR)	22,300	$678,589
TAV Havalimanlari Holding AS(a)	382,851	3,162,921
Thai Airways International Pcl	841,800	1,051,950

		4,893,460

Transportation–Road & Rail–0.2%
All America Latina Logistica SA	534,300	6,478,092

Transportation–Shipping–1.1%
China Cosco Holdings Company C–Class H	11,350,000	11,084,384
The Great Eastern Shipping Co. Ltd.	603,883	2,820,336
Regional Container Lines Public Co., Ltd.	5,141,900	3,539,554
STX Pan Ocean Co., Ltd.	11,719,000	9,860,019

		27,304,293

		38,675,845

Gold–0.5%
Gold Mines–0.5%
Gold Fields Ltd.	672,513	12,392,902

Consumer Discretionary–0.2%
Household Durables–0.2%
Gafisa SA (ADR)(a)	233,900	5,964,450

Industrial Resources–0.1%
Steel–0.1%
Cherepovets Severstal (GDR)(b)	206,650	2,841,437

Consumer Services–0.0%
Printing & Publishing–0.0%
Dogan Yayin Holding(a)	1	3

Total Common Stocks (cost $1,617,329,354)		2,380,958,386

NON-CONVERTIBLE–PREFERRED STOCKS–5.8%
Energy Sources–2.9%
Petroleo Brasileiro SA	3,332,400	74,628,421

Metal–Steel–1.9%
Usinas Siderurgicas de Minas Gerais SA	1,007,700	48,802,750

Electronic Components & Instruments–0.8%
Samsung Electronics Co. Ltd.	44,530	20,883,969

Automobiles–0.1%
Hyundai Motor Co.	75,740	2,964,007

10	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Company	Shares	U.S. $ Value
Utility (Electric & Gas)–0.1%
Cia Energetica de Minas Gerais	50,371,200	$2,469,296

Total Non-Convertible–Preferred Stocks (cost $77,650,680)		149,748,443

Principal Amount (000)

SHORT-TERM INVESTMENT–1.1%
Repurchase Agreement–1.1%
State Street Bank & Trust	$27,809	27,809,000
Co. 4.25%, dated 3/30/07, due 4/02/07 in the amount of $27,818,849 (collateralized by $28,510,000 U.S. Treasury Bill, 4.25%, due 5/03/07, value $28,367,450) (amortized cost $27,809,000)
Total Investments—98.9% (cost $1,722,789,034)(c)		2,558,515,829

Other assets less liabilities—1.1%		28,245,359

Net Assets—100.0%		$2,586,761,188

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $22,288,374 or 0.9% of net assets.
(c)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $870,452,745 and gross unrealized depreciation of investments was $34,725,950, resulting in net unrealized appreciation of $835,726,795 (excluding foreign currency transactions).

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See Notes to Financial Statements.

Schedule of Investments—Emerging Markets Portfolio	11

SCB–ST–1946–0307

Sanford C. Bernstein Fund, Inc.

March 31, 2007

Schedule of Investments To the Semiannual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–99.7%
Long-Term Municipal Bonds–97.4%
Arizona–2.5%
Arizona Health Fac Auth Phoenix Children’s Hosp 4.65%, 2/01/42(a)	$955	$965,123
Arizona State Transp Board 5.00%, 7/01/09	4,340	4,468,551

		5,433,674

California–1.7%
California Econ Rec Bds Ser A 5.00%, 7/01/09	2,745	2,828,695
California State GO 5.00%, 2/01/10	760	787,679
Murrieta CFD (Spl Tax) 3.20%, 9/01/08	100	99,074

		3,715,448

Colorado–3.0%
Colorado Dept of Transp MBIA 5.25%, 6/15/09	5,950	6,150,217
Colorado HFA 7.25%, 5/01/27	335	340,032
Todd Creek Farms Metropolitan Dist No. 1 (Wtr Rev Ref & Impt) 4.75%, 12/01/09	100	100,365

		6,590,614

Connecticut–2.7%
Connecticut State Hlth & Ed Fac Auth Rev, Hop for Spl Care Ser A 5.125% 7/01/07	190	190,492
State of Connecticut FSA 5.00%, 8/01/09	5,590	5,762,787

		5,953,279

Delaware–2.0%
Bridgeville (Heritage Shores Spl Dev Dist) Ser B 5.125%, 7/01/35	1,400	1,402,576
Delaware Transp Authority Motor Fuel Tax Revenue FSA 5.00%, 7/01/09	2,920	3,005,848

		4,408,424

District Of Columbia–0.2%
District of Columbia HFA GNMA/FNMA/FHLMC 6.85%, 6/01/31	405	410,994

Florida–14.2%
Bonita Springs Vasari CDD Rev (Capital Impt) Ser B 6.20%, 5/01/09	100	100,352

Principal Amount (000)		U.S. $ Value

Citizens Property Insurance Corp. MBIA 5.00%, 3/01/10	$600	$621,300
County of Broward 5.00%, 1/01/10	1,000	1,034,860
Daytona Beach Wtr & Swr Rev 6.75%, 11/15/07	1,120	1,141,515
Dupree Lakes CDD 5.00%, 11/01/10	120	119,755
Florida Hurricane Catastrophe Fund 5.00%, 7/01/08	6,110	6,209,654
Florida Municipal Power Agency FSA 5.00%, 10/01/08	1,800	1,835,496
Florida State Board of Education FGIC 5.50%, 7/01/09	4,710	4,896,657
Florida State Department of Environmental Protection AMBAC 5.00%, 7/01/09	900	926,073
MBIA 5.00%, 7/01/08	1,615	1,641,938
MBIA Ser A 5.00%, 7/01/08	5,035	5,118,984
Gateway CDD (Sun City Center) Ser 03B 5.50%, 5/01/10	95	95,772
Hammock Bay CDD (Spl Assmt) Ser B 5.375%, 5/01/11	105	106,042
Harbor Bay CDD (Capital Impt Rev) Ser B 6.35%, 5/01/10	115	116,294
Heritage Isle at Viera CDD Ser 4B 5.00%, 11/01/09	215	214,529
Heritage Plantation CDD 5.10%, 11/01/13	155	155,121
Huntington CDD Ser 4B 5.00%, 5/01/09	130	129,615
JEA Elec Sys Rev XLCA Ser 02-03A 5.375%, 10/01/32	1,185	1,195,440
Live Oak CDD Ser B 5.00%, 11/01/09	320	317,069
Manatee Cnty CDD (Heritage Harbor South) Ser 02B 5.40%, 11/01/08	5	5,015
Meadow Pointe III CDD Ser 4B 5.00%, 5/01/09	215	214,712
Meadow Pointe III CDD (Capital Impt Rev) Ser 2004-1 4.80%, 11/01/09	310	307,548
Narcoossee CDD (Spl Assmt) Ser B 5.75%, 5/01/08	20	20,123

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Overoaks CDD (Capital Impt Rev) Ser 4B 5.125%, 5/01/09	$390	$390,706
Parkway Center CDD (Spl Assmt Ref) Ser B 5.625%, 5/01/14	245	250,023
Paseo CDD (Capital Impt Rev) Ser B 4.875%, 5/01/10	1,225	1,219,255
Reunion East CDD Ser B 5.90%, 11/01/07	100	100,101
Riverwood Estates CDD 5.00%, 5/01/13	540	538,628
Rolling Hills CDD 5.125%, 11/01/13	535	535,476
Saddlebrook CDD (Spl Assmt) Ser B 6.25%, 5/01/09	5	5,031
Sandy Creek CDD (Spl Assmt) Ser B 5.00%, 11/01/10	1,325	1,315,208
Seven Oaks CDD II (Spl Assmt Rev) Ser B 5.00%, 5/01/09	270	269,779
Villasol CDD (Spl Assmt Rev) Ser B 5.375%, 5/01/08	100	100,240
Waterchase CDD (Capital Impt Rev) Ser B 5.90%, 5/01/08	15	15,050

		31,263,361

Georgia–0.1%
Georgia State HFA 4.875%, 12/01/15	195	195,105

Guam–0.6%
Guam Govt Wtrwrks Auth Cops Prerefunded 5.18%, 7/01/15	624	643,882
Guam Govt Wtrwrks Auth Wastewater Sup Rev 5.00%, 7/01/08	620	623,956

		1,267,838

Illinois–1.8%
City of Chicago FGIC 5.375%, 1/01/34	2,555	2,653,444
Illinois Fin Auth 4.50%, 5/01/07	750	750,225
5.00%, 5/01/08	215	217,098
Pingree Grove Village II (CamBrdg Lakes Proj) Ser 5-1 5.25%, 3/01/15	238	239,333

		3,860,100

Indiana–2.6%
Indiana Hlth & Educational Fac Fin Auth 5.00%, 2/15/08	710	717,079

Principal Amount (000)		U.S. $ Value

Indiana Hlth Fac Fin Auth (Ascension Health Subordinated Credit) Ser 5A 5.00%, 5/01/07	$4,960	$4,964,613

		5,681,692

Louisiana–0.3%
Whispering Spring Dev Dist 5.20%, 10/01/21	670	671,514

Maryland–1.7%
Maryland State 5.00%, 8/01/08	3,725	3,793,652

Massachusetts–9.2%
City of Boston 4.50%, 3/01/09	5,585	5,679,833
5.00%, 3/01/10	1,780	1,846,679
Commonwealth of Massachusetts 5.00%, 8/01/07	1,485	1,491,430
FGIC 5.00%, 1/01/09	5,000	5,116,050
MBIA Ser A 5.50%, 2/01/10	5,000	5,248,650
Massachusetts Dev Fin Agy MBIA 5.25%, 1/01/08	1,000	1,011,180

		20,393,822

Michigan–0.7%
Detroit Sew Disp Rev FSA 4.191%, 7/01/32(a)	1,580	1,580,000

Missouri–3.7%
Bi-State Dev Agency 3.95%, 10/01/35(b)	8,135	8,179,092

Nevada–1.1%
Clark County Impt Dist 3.75%, 8/01/08	500	497,300
Henderson Local Impt Dists 4.00%, 3/01/08	965	963,437
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	85	85,920
Henderson Local Impt Dists No. T-17 3.60%, 9/01/07	225	224,239
4.00%, 9/01/09	640	637,222

		2,408,118

New Jersey–5.4%
Essex County Improv Auth MBIA-IBC 6.50%, 12/01/12	1,040	1,040,905
New Jersey Eco Dev Auth Rev (Cigarette Tax) 5.00%, 6/15/07–6/15/08	2,120	2,136,338
FGIC 5.00%, 6/15/09	2,345	2,413,146
FSA 5.875%, 5/01/15	1,120	1,170,467
New Jersey Hlth Care Facilities Financing Authority 5.00%, 7/01/07	1,000	1,002,610
New Jersey State Hwy Auth 5.625%, 1/01/30	2,630	2,790,141

2	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

New Jersey State Tpk Auth MBIA 5.50%, 1/01/30	$1,370	$1,436,568

		11,990,175

New Mexico–3.5%
State of New Mexico MBIA 5.00%, 7/01/07	7,800	7,824,726

New York–7.7%
City of New York 5.00%, 8/01/07	4,460	4,478,598
5.25%, 8/01/07	1,000	1,004,970
Long Island Pwr Auth 5.75%, 12/01/24	8,400	8,689,044
New York City TFA Ser B 5.25%, 2/01/29(b)	1,050	1,106,343
Tobacco Settlement Fin Auth 5.50%, 6/01/10	15	15,012
Tobacco Settlement Fin Corp (Tobacco Asset-Backed Bds) Ser A-1 5.25%, 6/01/12	1,800	1,801,332

		17,095,299

Ohio–0.5%
Akron Bath Copley Joint Township Hospital District 4.00%, 1/01/08	1,000	1,000,170

Pennsylvania–12.2%
Allegheny Cnty Hosp Dev Auth Rev (West Pennsylvania Hlth Sys) Ser B 9.25%, 11/15/22	430	507,959
Bucks County IDA Waste Mgmnt Inc Proj 4.90%, 12/01/22(b)	1,000	1,005,960
Commonwealth of Pennsylvania 5.00%, 10/01/07	7,930	7,982,417
5.75%, 10/01/14	5,225	5,534,372
FGIC 5.00%, 7/01/08	4,830	4,912,303
5.75%, 10/01/15	5,435	5,756,806
Delaware Valley Regional Fin Auth AMBAC Ser A 0.892%, 7/01/27(c)	815	807,103
Philadelphia Auth for IDR (Leadership Learning Partners) Ser 05A 4.60%, 7/01/15	325	325,631

		26,832,551

Puerto Rico–4.3%
Commonwealth of Puerto Rico MBIA Ser C 5.00%, 7/01/28(b)	6,255	6,363,149
Ser C 5.00%, 7/01/18(b)	3,115	3,160,479

		9,523,628

South Carolina–1.6%
Richland Cnty Env Impt Rev (Int’l Paper Co. Proj) Ser A 4.25%, 10/01/07	1,005	1,006,347

Principal Amount (000)		U.S. $ Value

South Carolina Trans Infrastructure Bk AMBAC 5.50%, 10/01/11	$2,455	$2,587,668

		3,594,015

Tennessee–1.1%
Metropolitan Govt Nashville & Davidson Cnty Ser C 5.00%, 2/01/08	2,325	2,350,552

Texas–7.9%
City of Houston FSA 5.50%, 12/01/08	5,000	5,149,700
City of San Antonio 5.00%, 8/01/08	9,245	9,406,972
Dallas County Comnty College Dist 5.00%, 2/15/08	1,250	1,264,700
Richardson Independent Sch Dist PSF-GTD 4.00%, 2/15/08	1,300	1,303,783
Willacy County TX (Loc Govt Corp Proj) 6.00%, 3/01/09	340	344,604

		17,469,759

Virginia–3.3%
Broad Street CDA 7.125%, 6/01/15	370	414,060
Virginia Pub Sch Auth 5.00%, 4/15/07	6,910	6,912,626

		7,326,686

West Virginia–1.3%
West Virginia Sch Bldg Auth FGIC 5.00%, 7/01/09(d)	2,880	2,962,800

Wisconsin–0.5%
Wisconsin Hlth & Educational Fac Auth 5.00%, 8/15/07	1,000	1,003,490

Total Long-Term Municipal Bonds (cost $215,437,612)		214,780,578

SHORT-TERM MUNICIPAL NOTES–2.3%
Alaska–2.3%
Valdez Marine Term Rev (BP Pipelines Project) Ser 03B 3.80%, 7/01/37(c)(e)	2,500	2,500,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Ser 03A 3.80%, 6/01/37(c)(e)	1,100	1,100,000
Ser 03C 3.80%, 7/01/37(c)(e)	1,500	1,500,000

Total Short-Term Municipal Notes (cost $5,100,000)		5,100,000

Total Investments—99.7% (cost $220,537,612)(f)		219,880,578

Other assets less liabilities—0.3%		762,582

Net Assets—100.0%		$220,643,160

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$2,300	6/22/07	BMA	2.962%	$(3,760)
Citigroup	1,600	11/10/26	3.884%	BMA	7,019
JP Morgan	2,500	4/05/07	BMA	2.988%	(3,778)
JP Morgan	1,100	10/01/07	BMA	3.635%	630
JP Morgan	4,500	11/10/11	BMA	3.482%	11,102
Merrill Lynch	1,000	7/12/08	BMA	3.815%	4,797
Merrill Lynch	170	2/12/12	BMA	3.548%	1,002

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2007.
(b)	Variable rate coupon, rate shown as of March 31, 2007.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	When-Issued security.
(e)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(f)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $279,947 and gross unrealized depreciation of investments was $936,981, resulting in net unrealized depreciation of $657,034 (excluding swap transactions).

Glossary:

AMBAC—American Bond Assurance Corporation

BMA—Bond Market Association

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority

IDR—Industrial Development Revenue

MBIA—Municipal Bond Investors Assurance

PSF-GTD—(Texas) Permanent Schools Fund

TFA—Transitional Finance Authority

XLCA —XL Capital Assurance Inc.

See Notes to Financial Statements.

4	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Muni Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–116.2%
Long-Term Municipal Bonds–109.4%
California–84.3%
California Econ Rec Bds 5.00%, 1/01/08	$1,000	$1,010,830
Ser A 5.00%, 7/01/08	1,000	1,018,020
5.25%, 7/01/12	2,000	2,150,300
California Rural Home Mtg Fin Auth SFMR (Mortgage-Backed Securities Program) GNMA/FNMA Ser A 6.55%, 6/01/30(a)	225	231,115
California Sch Cash Reserve Prog COP (2006-2007 Trans) Ser A 4.50%, 7/06/07	1,000	1,002,050
California State Dept of Wtr Pwr Supply Rev Resources MBIA 5.25%, 5/01/07	2,680	2,683,457
California State GO 5.00%, 3/01/09	1,065	1,093,616
5.25%, 2/01/11	1,150	1,215,078
California State GO (Veterans Bds) Ser AN 9.00%, 4/01/08	320	336,685
California Statewide CDA (Daughters of Charity Hlth) Ser F 5.00%, 7/01/07	510	511,306
Compton Community Redevelopment Agency AMBAC 5.00%, 8/01/08	1,350	1,377,162
Contra Costa Cnty Multi Family Hsg Rev (Pleasant Hill BART Transit-A) AMT 3.95%, 4/15/46(a)	2,000	2,000,600
Contra Costa Cnty Pub Fin Auth MBIA 5.00%, 3/01/09(b)	3,200	3,298,816
Contra Costa Transp Auth FGIC 6.00%, 3/01/09	2,050	2,143,726
CSUCI Fin Auth 2.50%, 8/01/44(a)	1,000	996,580
Foothill Eastern Transp Corridor Agy 7.15%, 1/01/13	1,000	1,112,180
MBIA 5.50%, 1/15/08	2,285	2,320,989
Fullerton Redev Agy (Southern California Optometry) RADIAN 5.00%, 4/01/34(a)	1,255	1,255,000

Principal Amount (000)		U.S. $ Value

Golden State Tobacco Securitization Corp. 5.75%, 6/01/21	$5,000	$5,124,050
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	360	360,241
Industry Pub Fac Auth MBIA 4.50%, 5/01/10	3,040	3,123,357
Long Beach Harbor Rev AMT MBIA Ser A 5.00%, 5/15/07	1,155	1,156,871
Los Angeles Cnty Public Works Fin Auth FGIC 5.00%, 9/01/08–9/01/10	3,655	3,744,793
MBIA 5.00%, 10/01/10(b)	4,000	4,169,560
Los Angeles Dept of Airports MBIA 5.00%, 5/15/08	1,425	1,446,375
Los Angeles Harbor Dept MBIA 5.00%, 8/01/08	1,170	1,192,324
Los Angeles Unified Sch Dist 5.00%, 7/01/08	2,500	2,545,650
AMBAC 5.00%, 7/01/10	1,535	1,604,904
FGIC 5.00%, 7/01/23	3,500	3,597,895
Murrieta CFD (Spl Tax) 3.20%, 9/01/08	200	198,148
Orange Cnty Public Fin Auth MBIA 4.00%, 7/01/07	1,000	1,000,920
Port of Oakland MBIA 5.375%, 11/01/10	1,390	1,429,893
Sacramento Area Flood Control Agy AMBAC 5.00%, 10/01/07	1,015	1,022,694
San Joaquin Hills Trns Corridor Agy Toll Rd Rev Prerefunded 7.55%, 1/01/10	1,000	1,049,040
Univ of California 5.00%, 5/15/09(b)	2,490	2,558,624
FGIC 5.00%, 9/01/23	1,000	1,055,990
Upland Cmnty Redev Agy Tax Alloc Notes (Magnolia Redev Proj) 3.90%, 11/01/09	180	181,264

		62,320,103

Delaware–0.6%
Bridgeville (Heritage Shores Spl Dev Dist) Ser B 5.125%, 7/01/35	400	400,736

Florida–3.2%
Durbin Crossing CDD 5.25%, 11/01/15	165	164,355
Fishhawk CDD II (Spl Assmt) Ser B 5.00%, 11/01/07	10	10,006
Gateway CDD (Sun City Center) Ser 03B 5.50%, 5/01/10	65	65,528

Schedule of Investments—Short Duration California Muni Portfolio	5

Principal Amount (000)		U.S. $ Value

Hammock Bay CDD (Spl Assmt) Ser B 5.375%, 5/01/11	$55	$55,545
Heritage Isle at Viera CDD Ser 4B 5.00%, 11/01/09	100	99,781
Huntington CDD Ser 4B 5.00%, 5/01/09	100	99,704
Lake Ashton II CDD 5.00%, 11/01/11	190	189,371
Live Oak CDD, No. 002, Spl Assmt Ser B 5.00%, 11/01/09	100	99,084
Meadow Woods CDD Ser 4B 5.25%, 5/01/11	155	155,056
Oakmont Grove CDD 5.25%, 5/01/12	215	214,927
Palm Glades CDD 4.85%, 8/01/11	220	218,335
Paseo CDD 5.00%, 2/01/11	375	373,837
Paseo CDD (Capital Impt Rev) Ser B 4.875%, 5/01/10	75	74,648
Sandy Creek CDD (Spl Assmt) Ser B 5.00%, 11/01/10	260	258,079
Seven Oaks CDD II (Spl Assmt Rev) Ser B 5.00%, 5/01/09	110	109,910
Tern Bay CDD (Capital Impt Rev) Ser B 5.00%, 5/01/15	105	104,258
Villasol CDD (Spl Assmt Rev) Ser B 5.375%, 5/01/08	100	100,240

		2,392,664

Guam–0.4%
Guam Govt Wtrwrks Auth Cops Prerefunded 5.18%, 7/01/15	168	173,746
Guam Govt Wtrwrks Auth Wastewater Sup Rev 5.00%, 7/01/08	150	150,957

		324,703

Indiana–0.3%
South Bend Econ Dev (One Michiana Square Proj) 4.448%, 10/01/09(a)	190	182,222

Louisiana–0.5%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	200	199,490
Orange Grove CDD 5.30%, 11/01/21	200	200,458

		399,948

Principal Amount (000)		U.S. $ Value

Nevada–0.2%
Henderson Local Impt Dists No. T-18 4.35%, 9/01/09	$165	$164,995

Puerto Rico–18.7%
Commonwealth of Puerto Rico 4.50%, 7/30/07	3,030	3,038,332
FSA Ser C 5.00%, 7/01/21(a)	1,850	1,881,986
MBIA Ser C 5.00%, 7/01/28(a)	2,530	2,573,744
Puerto Rico Electric Power Auth MBIA 5.25%, 7/01/09	2,710	2,808,265
Puerto Rico Muni Fin Agy 5.00%, 8/01/09	1,000	1,023,950
Puerto Rico Public Buildings Auth 5.75%, 7/01/10	2,320	2,470,452

		13,796,729

Texas–0.5%
Willacy County TX (Loc Govt Corp Proj) 6.00%, 3/01/09	350	354,739

Virginia–0.7%
Broad Street CDA 7.125%, 6/01/15	130	145,480
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	380	384,245

		529,725

Total Long-Term Municipal Bonds (cost $80,850,575)		80,866,564

SHORT-TERM MUNICIPAL NOTES–6.8%
California–6.8%
California Dept of Wtr Resources Pwr Sup Rev Subser f-5 3.70%, 5/01/22(c)(d)	1,500	1,500,000
California St 3.70%, 5/01/34(c)(d)	2,500	2,500,000
California State Dept of Wtr Resources Pwr Sup Rev Ser B4 3.61%, 5/01/22(c)(d)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $5,000,000)		5,000,000

Total Investments—116.2%
(cost $85,850,575)(e)		85,866,564

Other assets less liabilities—(16.2)%		(11,942,565)

Net Assets—100.0%		$73,923,999

6	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$700	6/22/07	BMA	2.962%	$(1,144)
Citigroup	600	11/10/26	3.884%	BMA	2,632
JP Morgan	600	4/05/07	BMA	2.988%	(907)
JP Morgan	400	10/01/07	BMA	3.635%	229
JP Morgan	1,700	11/10/11	BMA	3.482%	4,194
Merrill Lynch	400	7/12/08	BMA	3.815%	1,919
Merrill Lynch	65	2/12/12	BMA	3.548%	383

(a)	Variable rate coupon, rate shown as of March 31, 2007.
(b)	When-Issued security.
(c)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book on tax purposes. Gross unrealized appreciation of investments was $143,908 and gross unrealized depreciation of investments was $127,919, resulting in net unrealized appreciation of $15,989 (excluding swap transactions).

Glossary:

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

BART—Bay Area Rapid Transit

BMA—Bond Market Association

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CSUCI—California State University Channel Islands

FGIC—Financial Guaranty Insurance Company

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

See Notes to Financial Statements.

Schedule of Investments—Short Duration California Muni Portfolio	7

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Muni Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.7%
Long-Term Municipal Bonds–90.5%
New York–76.6%
Buffalo Fiscal Stability Auth 4.25%, 8/14/07	$2,245	$2,249,670
City of New York 5.25%, 12/01/09	650	675,421
AMBAC 7.50%, 6/01/07	1,180	1,187,174
FSA 7.00%, 8/01/07	2,220	2,243,931
City of Schenectady 4.50%, 5/24/07	2,080	2,082,184
City of Syracuse 4.25%, 7/10/07	1,200	1,201,836
Dutchess Cnty Resource Recovery Agy (Solid Waste Sys) BANS 3.65%, 12/28/07	600	596,454
Long Island Pwr Auth 5.75%, 12/01/24	3,800	3,930,758
MBIA-IBC 5.25%, 12/01/26	1,640	1,687,216
Long Island Pwr Auth AMBAC 5.00%, 4/01/10	1,860	1,930,550
Metropolitan Transp Auth FGIC 5.25%, 11/15/22	1,830	1,958,850
Municipal Assistance Corp. for the City of New York 5.00%, 7/01/08	3,635	3,699,594
Nassau Cnty FGIC 6.00%, 7/01/08	2,135	2,198,644
FSA 7.00%, 3/01/10	3,030	3,302,306
Nassau Cnty Tobacco Settlement Corp 6.50%, 7/15/27	3,830	4,110,509
New York City AMBAC 7.25%, 8/15/07	1,220	1,236,104
New York City GO Ser I 5.00%, 8/01/10	2,400	2,494,368
New York City IDA ACA 3.05%, 7/01/09	1,325	1,311,949
New York City Transit Auth/Metropolitan Transn Auth/Triborough Bridge & Tunnel AMBAC 5.625%, 1/01/13	1,260	1,337,062
New York City TFA 5.00%, 11/01/08–11/01/09	9,670	9,937,672
New York Local Govt Assist Corp 6.00%, 4/01/08	3,580	3,657,006
New York State Dormitory Auth Lease Rev (Court Facs Westchester Cnty) 5.25%, 8/01/13	1,000	1,038,750

Principal Amount (000)		U.S. $ Value

New York State Dormitory Auth 5.00%, 7/01/08–7/01/11	$1,130	$1,143,402
AMBAC 6.125%, 7/01/12	3,300	3,577,761
New York State Energy Research & Dev Auth MBIA 3.25%, 4/01/34(a)	2,325	2,284,987
New York State Enviro Facs (Wtr Rev NYC 02) Prerefunded 5.75%, 6/15/11	585	634,029
New York State Enviro Facs (Wtr Rev NYC 02) Unrefunded 5.75%, 6/15/11	90	97,580
New York State Enviro Fac Corp 5.00%, 6/15/07	2,380	2,386,593
7.20%, 3/15/11	30	30,087
New York State Thruway Auth MBIA 5.375%, 4/01/09	1,000	1,027,280
New York State Thruway Auth 5.00%, 4/01/08	4,285	4,346,275
5.25%, 1/01/12	1,685	1,720,975
AMBAC 5.00%, 4/01/09	1,400	1,437,884
New York State Twy Auth Hwy & Brdg Trust Fund, Ref MBIA Ser C 5.25%, 4/01/10	2,100	2,197,440
New York State UDC 5.00%, 1/01/09	1,725	1,764,157
FSA 5.75%, 1/01/15	1,390	1,494,667
South Country Central Sch Dist of Brookhaven 5.00%, 6/27/07	3,225	3,232,579
Tobacco Settlement Fin Corp Ser C-1 5.50%, 6/01/14	2,800	2,898,756
Town of Babylon XLCA 4.45%, 12/01/20(a)	1,165	1,171,186
TSASC, Inc. 5.70%, 7/15/14	2,335	2,440,262

		87,953,908

Arizona–0.3%
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	355	356,775

California–0.3%
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	355	355,238

Delaware–0.6%
Bridgeville (Heritage Shores Spl Dev Dist) Ser B 5.125%, 7/01/35	700	701,288

Florida–3.0%
Dupree Lakes CDD 5.00%, 11/01/10	70	69,857
Durbin Crossing CDD 5.25%, 11/01/15	235	234,081

8	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Fishhawk CDD II (Spl Assmt) Ser B 5.00%, 11/01/07	$10	$10,006
5.125%, 11/01/09	160	160,101
Gateway CDD (Sun City Center) Ser 03B 5.50%, 5/01/10	95	95,772
Hammock Bay CDD (Spl Assmt) Ser B 5.375%, 5/01/11	95	95,942
Heritage Isle at Viera CDD Ser 4B 5.00%, 11/01/09	100	99,781
Huntington CDD Ser 4B 5.00%, 5/01/09	100	99,704
Landmark at Doral CDD 5.20%, 5/01/15	255	258,045
Monterra CDD (Spl Assmt) Ser B 5.125%, 11/01/14	110	108,776
New River CDD 5.00%, 5/01/13	265	263,230
Overoaks CDD (Capital Impt Rev) Ser 4B 5.125%, 5/01/09	305	305,552
Parkway Center CDD (Spl Assmt Ref) Ser B 5.625%, 5/01/14	305	311,252
Paseo CDD (Capital Impt Rev) Ser B 4.875%, 5/01/10	615	612,116
Sandy Creek CDD (Spl Assmt) Ser B 5.00%, 11/01/10	585	580,677
Seven Oaks CDD II (Spl Assmt Rev) Ser B 5.00%, 5/01/09	100	99,918
Villasol CDD (Spl Assmt Rev) Ser B 5.375%, 5/01/08	100	100,240

		3,505,050

Guam–0.6%
Guam Govt Wtrwrks Auth Cops Prerefunded 5.18%, 7/01/15	322	332,161
Guam Govt Wtrwrks Auth Wastewater Sup Rev 5.00%, 7/01/08	300	301,914

		634,075

Illinois–0.1%
Pingree Grove Village II (CamBrdg Lakes Proj) Ser 5-1 5.25%, 3/01/15	139	139,778

Louisiana–0.6%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	270	269,312

Principal Amount (000)		U.S. $ Value

Juban Park CDD 5.15%, 10/01/14	$255	$255,477
Whispering Spring Dev Dist 5.20%, 10/01/21(c)	120	120,271

		645,060

Nevada–0.0%
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	40	40,433

Puerto Rico–7.9%
Commonwealth of Puerto Rico MBIA Ser C 5.00%, 7/01/28(a)	4,350	4,425,211
Ser C 5.00%, 7/01/18(a)	1,765	1,790,769
Puerto Rico Hwy & Transp Auth Hwy Rev FSA Ser AA 5.00%, 7/01/26(a)	1,450	1,508,798
Univ of Puerto Rico MBIA 6.25%, 6/01/07	1,355	1,360,705

		9,085,483

Virginia–0.5%
Broad Street CDA 7.125%, 6/01/15	200	223,816
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	295	298,295

		522,111

Total Long-Term Municipal Bonds (cost $103,802,194)		103,939,199

SHORT-TERM MUNICIPAL NOTES–8.2%
New York–8.2%
City of New York 3.76%, 1/01/36(b)	500	500,000
MTA New York Svc Contract SubSer G-2 3.79%, 11/01/26(b)	3,900	3,900,000
New York City Muni Wtr Fin Auth Ser 05 AA-1 3.75%, 6/15/32(b)	1,300	1,300,000
New York City Muni Wtr Fin Auth 3.75%, 6/15/32(b)	3,475	3,475,000
New York Adj-subser FSA 3.67%, 11/01/26(b)	300	300,000

Total Short-Term Municipal Notes (cost $9,475,000)		9,475,000

Total Investments—98.7%
(cost $113,277,194)(c)		113,414,199

Other assets less liabilities—1.3%		1,435,702

Net Assets—100.0%		$114,849,901

Schedule of Investments—Short Duration New York Muni Portfolio	9

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$1,300	6/22/07	BMA	2.962%	$(2,125)
Citigroup	800	11/10/26	3.884%	BMA	3,509
JP Morgan	1,200	4/05/07	BMA	2.988%	(1,813)
JP Morgan	600	10/01/07	BMA	3.635%	344
JP Morgan	2,200	11/10/11	BMA	3.482%	5,428
Merrill Lynch	500	7/12/08	BMA	3.815%	2,399
Merrill Lynch	85	2/12/12	BMA	3.548%	501

(a)	Variable rate coupon, rate shown as of March 31, 2007.
(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	At March 31,2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $372,580 and gross unrealized depreciation of investments was $235,575, resulting in net unrealized appreciation of 137,005 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

BANS—Bond Anticipation Notes

BMA—Bond Market Association

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

MTA—Metropolitan Transportation Authority

PCR—Pollution Control Revenue

TFA—Transitional Finance Authority

UDC—Urban Development Corp

XLCA—XL Capital Assurance Inc.

See Notes to Financial Statements.

10	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.3%
Long-Term Municipal Bonds–96.9%
Alabama–1.1%
County of Jefferson AL FGIC 5.00%, 2/01/42	$5,900	$6,273,175
Jefferson Cnty Swr Rev (Capital Improvement Warrants) FGIC Ser 02 5.00%, 2/01/41	7,725	8,205,959
Jefferson Cnty Wtr & Swr Rev FGIC Ser 02B 5.00%, 2/01/41	12,005	12,764,316
Jefferson Cnty, Ltd Oblig, Sch Warrants Ser A 5.25%, 1/01/11	1,700	1,786,938
Jefferson Cnty, SWR FSA Ser B8 5.25%, 2/01/10	2,100	2,188,725
Jefferson Cnty, Swr Prerefunded FGIC Ser A 5.75%, 2/01/38	4,290	4,489,142
Jefferson Cnty, SWR, Capital Impt Warrants Prerefunded FGIC Ser A 5.00%, 2/01/33	8,865	9,157,013
5.125%, 2/01/39	1,185	1,226,617

		46,091,885

Alaska–0.2%
Anchorage FGIC 6.00%, 10/01/09	1,000	1,055,730
MBIA Ser B 5.25%, 7/01/08	6,100	6,218,584

		7,274,314

Arizona–2.3%
Arizona Health Fac Auth Phoenix Children’s Hosp 4.65%, 2/01/42(a)	18,025	18,216,065
Arizona Sch Facs Brd Rev, Ref State Sch Impt 5.00%, 1/01/13	1,315	1,404,026
Arizona State Transp Board 5.00%, 7/01/13–7/01/16	26,305	28,450,223
Arizona Tourism & Sports Auth Tax Rev (Baseball Training Facs Proj.) 5.00%, 7/01/15–7/01/16	3,815	3,932,268
Arizona Wtr Infra Fin Auth Rev, Wtr Quality Ser A 5.75%, 10/01/11	1,525	1,618,300
Maricopa Cnty IDA, MFHR (Steeplechase Apts Proj) AMT Ser B 6.25%, 12/01/20	1,945	1,975,031

Principal Amount (000)		U.S. $ Value

Maricopa Cnty Uni Sch Dist No. 48 FSA Ser B 4.75%, 7/01/10	$1,000	$1,033,600
Mesa State & Hwy Rev Prerefunded FSA 5.125%, 7/01/23	4,255	4,634,035
Mesa IDA Rev (Discovery Hlth Sys) Prerefunded MBIA Ser A 5.625%, 1/01/29	2,000	2,120,700
Phoenix Civic Impt Corp. AMBAC 5.00%, 7/01/14	5,000	5,399,450
MBIA 5.00%, 7/01/14	5,000	5,392,850
Phoenix, Civic Impt Corp Transit Excise Tax Rev (Light Rail Proj.) AMBAC 5.00%, 7/01/10–7/01/11	10,590	11,117,373
Pima County IDA (Horizon Cmnty Learning Center) 4.45%, 6/01/14	2,295	2,250,500
Pima County IDA 5.45%, 12/01/17	2,550	2,549,770
Salt River Agricultural Impt & Pwr Dist (Salt River Proj) Ser A 5.00%, 1/01/09–1/01/10	5,245	5,400,142
Vistancia CFD 4.75%, 7/15/07	300	300,624
5.00%, 7/15/08	400	404,872
5.30%, 7/15/09	500	513,450
5.55%, 7/15/10	500	522,635
Watson Road CFD (Spl Assmt Rev) 4.85%, 7/01/10	1,210	1,221,834

		98,457,748

California–5.5%
California Dept of Wtr Res Pwr Supply Rev MBIA-IBC Ser 2A 5.50%, 5/01/10	7,115	7,519,843
California Dept of Wtr Res Pwr Supply Rev MBIA Ser A 5.25%, 5/01/09	32,445	33,590,633
Ser A 5.50%, 5/01/08	24,025	24,526,882
California Econ Rec Bds MBIA Ser A 5.00%, 7/01/11	3,665	3,869,397
Ser A 5.25%, 1/01/10–7/01/12	34,820	36,872,709
California State 5.00%, 2/01/11–2/01/12	1,865	1,961,600
5.25%, 3/01/10	3,115	3,252,994
6.00%, 2/01/11	15,760	17,070,129
6.10%, 10/01/08	8,795	9,124,549

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

California State Dept of Wtr Res Pwr Sup Rev Ser A 5.50%, 5/01/09	$8,615	$8,951,416
California State GO 5.00%, 6/01/10–5/01/13	26,280	27,752,010
California Statewide CDA Rev (Kaiser Permanente) Ser E 3.875%, 4/01/32(b)	6,695	6,709,060
Ser F 2.30%, 4/01/33(b)	12,675	12,662,832
Fremont Uni Sch Dist (Election 2002) FSA Ser B 5.00%, 8/01/27	1,000	1,061,430
Fresno Uni Sch Dist MBIA Ser A 6.00%, 2/01/20	3,255	3,884,842
Golden State Tobacco Securitization Corp 5.375%, 6/01/28	2,725	2,868,880
FGIC 5.375%, 6/01/28	19,395	20,419,056
5.50%, 6/01/33	5,000	5,491,350
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	1,100	1,100,737
Los Angeles Uni Sch Dist FSA Ser A 5.25%, 7/01/20	1,785	1,948,238
Sacramento City Fin Auth (Lease Rev) Ser B 5.40%, 11/01/20	1,000	1,105,250
Sacramento Mun Util Dist MBIA Ser G 6.50%, 9/01/13	1,035	1,152,090
State of California 5.00%, 3/01/13	6,185	6,587,767

		239,483,694

Colorado–1.9%
Colorado Dept of Transp. MBIA 5.50%, 6/15/14	6,855	7,623,446
(Trans Rev Antic Nts) FGIC Ser B 5.00%, 12/15/13	9,100	9,801,155
MBIA Ser B 5.50%, 6/15/13	1,375	1,512,473
(Trans Rev Antic Nts) Prerefunded AMBAC 6.00%, 6/15/15	3,000	3,226,920
Pitkin Cnty 3.77%, 4/01/16(c)(d)	1,000	1,000,000
Municipal Subdistrict Northern Colorado Water Conservancy Dist. AMBAC 5.00%, 12/01/13(e)	7,295	7,739,338
PV Wtr & San Met Dist Cap Appreciation Ser 06 Zero Coupon, 12/15/17	17,814	9,566,652

Principal Amount (000)		U.S. $ Value

Regional Transp Dist COP AMBAC Ser 2A 2.30%, 12/01/22(b)	$36,775	$36,686,004
Todd Creek Farms Metropolitan Dist No. 1 (Wtr Rev Ref & Impt) 4.75%, 12/01/09	3,180	3,191,607
Weld Cnty Sch Dist No. 6 (Greeley) FSA 5.25%, 12/01/17	2,405	2,570,488

		82,918,083

Connecticut–0.9%
Connecticut Resources Recovery Authority MBIA 5.375%, 11/15/09–11/15/10	6,505	6,675,160
Connecticut State Escrowed to Maturity 5.50%, 12/01/07	10	10,124
Connecticut State, Spl Tax Oblig Rev Ser A 5.25%, 9/01/07	1,095	1,102,150
Ser B 6.15%, 9/01/09	1,000	1,057,570
Connecticut State Res Recov Auth, Mid-Connecticut Sys MBIA Ser A 5.75%, 11/15/07	2,115	2,142,918
Connecticut State, Hlth & Ed Fac Auth Rev, Hop for Spl Care Ser A 5.125%, 7/01/07	365	365,945
Mashantucket Western Pequot Tribe, Spl Rev Sub Ser B 5.55%, 9/01/08(f)	1,700	1,740,120
Connecticut State FSA 5.00%, 11/15/13	5,700	6,144,885
MBIA 5.00%, 12/01/12–12/01/13	14,365	15,440,673
Univ of Connecticut (Student Fee Rev) FGIC Ser A 5.25%, 11/15/17	3,065	3,318,935

		37,998,480

Delaware–0.1%
Delaware Transp Auth Transp Sys Rev, Senior MBIA 5.00%, 7/01/11	3,680	3,877,837

District Of Columbia–0.3%
District of Columbia AMBAC Ser B-1 5.50%, 6/01/08	8,510	8,689,476
Escrowed to Maturity FSA Ser B 5.50%, 6/01/09	175	181,725
Hsg Fin Agy, Single-Family FNMA & GNMA, Mortgage Rev AMT GNMA/FNMA Ser A 6.25%, 12/01/28	1,000	1,024,620

12	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

2001 FSA Ser B 5.50%, 6/01/09	$2,100	$2,179,821
COP AMBAC 5.25%, 1/01/08	1,000	1,011,400
Wtr & Swr Auth, Pub Util Rev FSA 6.00%, 10/01/16	1,635	1,899,559

		14,986,601

Florida–10.4%
Amelia Walk CDD 5.20%, 5/01/14	2,160	2,174,861
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16–5/01/36	9,320	9,386,185
Arborwood CDD (Center Home Proj) 5.10%, 5/01/16	2,500	2,490,050
Baywinds CDD 4.90%, 5/01/12	1,500	1,486,230
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Ser B 7.125%, 5/01/22	2,715	2,897,448
Belmont CDD 5.125%, 11/01/14	2,500	2,506,900
Bonita Springs Vasari CDD Rev (Capital Impt) Ser B 6.20%, 5/01/09	760	762,675
Bonnet Creek Resort CDD, Spl Assmt 7.125%, 5/01/12	1,720	1,864,755
Broward Cnty, Arpt Sys Rev AMT MBIA Ser E 5.25%, 10/01/10	2,065	2,130,275
Broward Cnty School Board FGIC 5.00%, 7/01/13–7/01/14	7,150	7,608,677
Chapel Creek CDD 5.25%, 5/01/15	3,660	3,686,681
Citizens Property Insurance Corp. MBIA 5.00%, 3/01/14–3/01/16	103,035	111,203,725
Dade Cnty Sch Dist MBIA Ser 94 5.00%, 8/01/12	8,060	8,569,795
Dupree Lakes CDD 5.00%, 11/01/10	345	344,296
Durbin Crossing CDD 5.25%, 11/01/15	1,680	1,673,431
East Homestead CDD 5.00%, 5/01/11	1,750	1,747,025
Florida Hurricane Catastrophe Fund 5.00%, 7/01/11	32,320	33,914,669
Florida State Brd of Ed 5.00%, 6/01/12	4,610	4,893,331
FGIC 5.25%, 6/01/11	2,125	2,254,136
ST GTD 5.00%, 6/01/13	5,000	5,343,450

Principal Amount (000)		U.S. $ Value

MBIA Ser C 5.25%, 1/01/11	$4,600	$4,853,322
Ser A 5.00%, 1/01/13	14,745	15,696,200
Ser B 5.00%, 1/01/12	9,805	10,362,904
Capital Outlay ETM 9.125%, 6/01/14	150	196,350
Pub Ed Ser B 5.00%, 6/01/07	1,455	1,457,997
Unrefunded Balance 9.125%, 6/01/14	990	1,175,189
Pub Ed Ser A 5.00%, 6/01/12	5,305	5,631,045
Florida State Dept of Environmental Protection AMBAC 5.00%, 7/01/13–7/01/15	16,920	18,211,333
Preservation Rev Florida Forever FGIC Ser A 5.00%, 7/01/18	3,435	3,661,470
Florida State Turnpike Auth FSA 5.00%, 7/01/12	6,240	6,629,064
Gateway Svcs CDD, Spl Assmt (Stoneybrook Proj) Ser B 5.50%, 7/01/08	295	296,236
Greyhawk Landing CDD, Spl Assmt Rev Ser B 6.25%, 5/01/09	230	232,206
Hammock Bay CDD (Spl Assmt) Ser B 5.375%, 5/01/11	1,160	1,171,507
Harbor Bay CDD (Capital Impt Rev) Ser B 6.35%, 5/01/10	1,005	1,016,306
Heritage Isle at Viera CDD Ser 4B 5.00%, 11/01/09	150	149,671
Heritage Plantation CDD 5.10%, 11/01/13	3,710	3,712,894
Huntington CDD Ser 4B 5.00%, 5/01/09	250	249,260
Lake Ashton II CDD 5.00%, 11/01/11	6,810	6,787,459
Lake Ashton II CDD (Capital Impt Rev) Ser B 4.875%, 11/01/10	1,850	1,840,047
Lakewood Ranch Stewardship Dist 5.00%, 5/01/13	550	548,889
Landmark at Doral CDD 5.20%, 5/01/15	4,535	4,589,148
Live Oak CDD No. 001, Spl Assmt ETM Ser B 5.30%, 5/01/08	95	95,153

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Live Oak CDD, No. 002, Spl Assmt Ser B 5.00%, 11/01/09	$3,950	$3,913,818
Manatee Cnty CDD (Heritage Harbor South) Ser 02B 5.40%, 11/01/08	25	25,076
Meadow Pointe III CDD Ser 4B 5.00%, 5/01/09	535	534,283
Meadow Pointe IV CDD Capital Impt Ser B 5.125%, 11/01/07	220	220,194
Meadow Woods CDD Ser 4B 5.25%, 5/01/11	1,475	1,475,531
Miami Beach Hlth Facs Auth Hosp Rev (Mount Sinai Med Ctr) Ser 04 6.75%, 11/15/24	6,990	7,966,852
Miami-Dade County Sch Dist MBIA 4.75%, 7/15/10	11,215	11,561,095
Middle Village CDD (Spl Assmt) Ser C 5.125%, 5/01/09	715	716,044
Midtown Miami CDD Ser 04A 6.00%, 5/01/24	4,300	4,646,408
Miromar Lakes CDD Ser 00A 7.25%, 5/01/12	2,005	2,104,548
Monterra CDD (Spl Assmt) Ser B 5.00%, 11/01/10	6,760	6,728,093
5.125%, 11/01/14	9,455	9,349,766
Narcoossee CDD (Spl Assmt) Ser B 5.75%, 5/01/08	175	176,076
Oakmont Grove CDD 5.25%, 5/01/12	1,785	1,784,393
Orlando, Waste Wtr Sys Rev Ser A 0.185%, 10/01/07	1,790	1,790,018
Orlando, Waste Wtr Sys Rev, CPI Bd, Mandatory Put Ser A 0.185%, 10/01/15	6,070	6,070,061
Overoaks CDD (Capital Impt Rev) Ser 4B 5.125%, 5/01/09	3,365	3,371,091
Palm Beach Cnty Solid Waste Auth AMBAC Ser A 6.00%, 10/01/09	4,070	4,286,890
AMBAC Ser A 6.00%, 10/01/09	235	248,327
Palm Glades CDD 4.85%, 8/01/11	2,345	2,327,248
Parkway Center CDD (Spl Assmt Ref) Ser B 5.625%, 5/01/14	5,400	5,510,700
Paseo CDD 5.00%, 2/01/11	2,705	2,696,614
(Capital Impt Rev) Ser B 4.875%, 5/01/10	5,410	5,384,627

Principal Amount (000)		U.S. $ Value

Quarry CDD (Spl Assmt) 5.25%, 5/01/16	$1,050	$1,060,185
Ser A-2 5.25%, 5/01/36	8,125	8,142,469
Reunion East CDD (Spl Assmt) Ser B 5.90%, 11/01/07	130	130,131
Riverwood Estates CDD 5.00%, 5/01/13	1,960	1,955,022
Saddlebrook CDD (Spl Assmt) Ser B 6.25%, 5/01/09	10	10,063
Sandy Creek CDD (Spl Assmt) Ser B 5.00%, 11/01/10	1,920	1,905,811
Sarasota Cnty Util Sys Rev FGIC Ser C 5.25%, 10/01/21	2,000	2,138,420
Seven Oaks CDD II (Spl Assmt Rev) Ser B 5.00%, 5/01/09	2,155	2,153,233
Shingle Creek CDD 5.75%, 5/01/15	4,885	5,051,139
South Bay CDD Ser 5B-2 5.375%, 5/01/13	2,900	2,919,372
(Capital Impt Rev) Ser B-1 5.125%, 11/01/09	1,140	1,142,896
Sunrise Util Sys Rev AMBAC 5.50%, 10/01/13	2,445	2,676,248
Tampa Occupational License Tax FGIC Ser A 5.375%, 10/01/17–10/01/18	8,110	8,749,585
Tampa Wtr & Swr Rev Ser A 5.25%, 10/10/18	1,160	1,243,613
Tampa-Hillsborough Cnty Express Parkway AMBAC 5.00%, 7/01/12	8,575	9,109,651
Tern Bay CDD (Capital Impt Rev) Ser B 5.00%, 5/01/15	2,600	2,581,618
Venetian CDD (Capital Impt) Ser B 5.95%, 5/01/12	4,650	4,650,000
Verano Center CDD 5.00%, 11/01/12	2,320	2,316,334
(Infrastructure Proj) Ser B 5.00%, 11/01/13	3,300	3,293,466
Villages of Westport CDD Ser 05A 5.125%, 5/01/15	2,520	2,515,540
Waterchase CDD (Capital Impt Rev) Ser B 5.90%, 5/01/08	50	50,167
Waterford Estates CDD 5.125%, 5/01/13	2,000	2,008,920
West Villages Impt Dist (Spl Assmt Unit of Dev No 2) 5.35%, 5/01/15	1,000	1,007,250

14	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Westchester CDD No. 1 (Spl Assmt) 6.00%, 5/01/23	$4,670	$4,913,634

		450,114,765

Georgia–0.9%
Cobb Cnty Dev Auth SWDR (Georgia Waste Mgmt Project) Ser 4A 3.10%, 4/01/33(b)	1,895	1,895,000
Georgia State Ser A 6.25%, 4/01/08	2,600	2,667,288
Ser B 6.00%, 3/01/12	1,000	1,106,110
Ser C 6.25%, 8/01/10	1,490	1,612,597
Ser D 6.70%, 8/01/08	1,770	1,840,959
Metropolitan Atlanta Rapid Transit Auth Sales Tax Rev (Second Indenture) MBIA Ser B 5.10%, 7/01/20	11,000	11,307,340
Metropolitan Atlanta Rapid Transit Auth FGIC 5.00%, 7/01/12–7/01/13	11,520	12,339,266
Municipal Elec Auth of Georgia, Unrefunded Balance (Combustion Turbine Proj.) MBIA Ser A 5.25%, 11/01/21	3,000	3,210,390
FSA 5.25%, 1/01/14	1,075	1,170,879

		37,149,829

Guam–0.3%
Guam Govt Wtrwrks Auth Wtr & Wastewtr Sys Rev 5.00%, 7/01/10	2,055	2,086,770
Cops Prerefunded 5.18%, 7/01/15	7,694	7,936,102
Wtr & Wastewtr Sys Rev Ser 05 5.00%, 7/01/13	1,345	1,383,615

		11,406,487

Hawaii–3.1%
Hawaii State AMBAC 5.00%, 7/01/11–7/01/13	47,505	50,756,048
FSA Ser CX 5.50%, 2/01/21	2,540	2,733,218
Hawaii State Escrowed to Maturity FGIC Ser CN 6.00%, 3/01/09	105	109,603
Prerefunded FSA Ser CX 5.50%, 2/01/17	2,940	3,178,463
Unrefunded Balance FGIC Ser CN 6.00%, 3/01/09	2,560	2,669,338

Principal Amount (000)		U.S. $ Value

FSA Ser CX 5.50%, 2/01/17	$4,055	$4,361,598
AMBAC 5.00%, 7/01/14–7/01/15	66,355	71,707,525

		135,515,793

Illinois–4.1%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(g)	4,000	3,940,320
Chicago FSA Ser A 5.00%, 1/01/12	5,760	6,080,026
Chicago Prerefunded FGIC Ser A 6.75%, 1/01/35	2,310	2,545,943
Chicago (Kingsbury Redev Proj.) Ser A 6.57%, 2/15/13	2,000	2,050,440
Chicago Brd of Ed, Lease Certificates MBIA Ser A 6.25%, 1/01/11	1,880	2,046,643
Chicago HFA SFMR (Mtg Rev) AMT GNMA/ FNMA/ FHLMC Ser 99 A 6.35%, 10/01/30	120	126,437
Chicago Hsg Auth Capital Program Rev 5.00%, 7/01/07	3,190	3,199,953
Chicago O’Hare Int’l Arpt, Rev, Second Lien MBIA Ser C 5.00%, 1/01/10	1,890	1,957,397
5.75%, 1/01/09	1,675	1,732,587
Chicago Park Dist, Harbor Facs Rev Prerefunded 5.875%, 1/01/13–1/01/15	5,735	6,160,537
Chicago Pub Bldg Commission Rev (Chicago Park Dist) FGIC Ser A 5.375%, 1/01/13	2,510	2,602,393
Chicago Pub Bldg Commission, Bldg Rev, Chicago Transit Auth AMBAC 5.00%, 3/01/09	1,180	1,209,512
5.25%, 3/01/21	4,000	4,324,000
Chicago Transit Auth, Capital Grant Receipts Rev (Federal Transit Administration, Section 5307) AMBAC Ser A 5.25%, 6/01/10	4,570	4,786,024
AMBAC Ser B 5.00%, 6/01/09	2,000	2,055,880
Chicago FSA 5.00%, 1/01/16	5,000	5,395,150
Cook Cnty Escrowed to Maturity MBIA 7.25%, 11/01/07	355	362,334
Du Page Cnty (Stormwater Proj.) 5.60%, 1/01/21	1,920	2,161,766

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Jail Proj. 5.60%, 1/01/21	$6,735	$7,583,071
Wtr Commission 5.25%, 3/01/09–3/01/10	11,910	12,331,492
Illinois Dev Fin Auth, Adventist Hlth Sys MBIA Ser B 3.784%, 1/01/19	5,730	6,195,161
Illinois Ed Facs Auth Rev, Loyola Univ, Chicago ETM Ser A 7.00%, 7/01/07	515	519,141
Illinois Fin Auth Revolving Fund-Master Trust 5.25%, 3/01/12	5,825	6,221,275
Illinois State AMBAC 5.00%, 4/01/11	1,535	1,611,320
FSA First Ser 5.25%, 4/01/09	1,045	1,077,040
MBIA First Ser 5.25%, 4/01/11–10/01/21	8,275	8,771,676
Illinois State Prerefunded MBIA First Ser 5.75%, 12/01/13	2,390	2,560,287
Illinois State Dedicated Tax Rev (Civic Ctr) AMBAC 6.25%, 12/15/20	3,135	3,684,127
Sales Tax Rev Ser Q 6.00%, 6/15/12	3,225	3,486,838
Ser U 5.00%, 6/15/09	1,150	1,151,207
5.00%, 1/01/13	1,510	1,604,994
AMBAC 5.00%, 4/01/14–11/01/14	7,230	7,787,275
FSA 5.00%, 9/01/14	5,550	5,987,506
5.25%, 10/01/13	7,785	8,461,672
MBIA-IBC 5.00%, 3/01/15	5,000	5,364,550
McLean Cnty Pub Bldg Commission 7.25%, 11/01/07	2,000	2,040,400
Metropolitan Pier & Exposition Auth Dedicated State Tax Rev (McCormick Place) MBIA Ser A 5.25%, 6/15/09	7,000	7,235,550
Pingree Grove Village II (CamBrdg Lakes Proj) Ser 5-1 5.25%, 3/01/15	2,005	2,016,228
Regional Transp Auth FGIC Ser B 5.50%, 6/01/17	1,025	1,158,660
FGIC Ser C 7.75%, 6/01/20	1,005	1,326,258
5.00%, 7/01/16	5,285	5,740,726
Sangamon Cnty Sch Dist No. 186 FGIC 5.55%, 1/01/08	1,465	1,471,300

Principal Amount (000)		U.S. $ Value

St. Clair Cnty FGIC 5.625%, 10/01/13	$3,410	$3,624,591
Town of Cortland 5.50%, 3/01/17	5,117	5,184,800
Univ of Illinois COP Prerefunded AMBAC Ser A 5.50%, 8/15/18	2,340	2,512,084
Will & Kendall Counties Community Consolidated Sch Dist 202 FGIC 5.00%, 1/01/14–1/01/16	8,575	9,274,358

		178,720,929

Indiana–1.2%
Allen Cnty Juvenile Justice Ctr First Mortgage Rev AMBAC 5.50%, 1/01/18	1,575	1,708,261
Dyer Redev Auth, Eco Dev Lease 6.55%, 7/15/20	2,720	2,915,949
6.875%, 7/15/14	1,755	1,893,803
Indiana Bd Bank Rev Ser B 5.00%, 2/01/08	2,000	2,022,140
Indiana Hlth Fac Fin Auth (Ascension Health Subordinated Credit) Ser 5A 5.00%, 5/01/07	3,530	3,533,283
Indiana State Fin Auth Rev 5.00%, 2/01/14	5,735	6,152,164
(St Revolving PG) Ser A 5.00%, 2/01/13–2/01/14	6,450	6,902,322
Indiana Trans Fin Auth, Arpt Facs Lease Rev AMBAC Ser A 6.00%, 11/01/09	1,370	1,449,090
Indianapolis Gas Util Rev, Ref Distribution Sys AMBAC Ser A 5.75%, 8/15/08	2,395	2,460,551
Indianapolis Local Pub Impt Bd Bank Ser B 5.00%, 2/01/10	1,020	1,031,954
6.00%, 1/10/13	5,325	5,720,115
Indianapolis Pub Impt Bd MBIA Ser 2A 5.25%, 7/01/33	11,025	11,842,724
Indianapolis Res Recov, Rev, Ogden Martin Sys (Inc Proj.) AMBAC 6.75%, 12/01/08	2,750	2,859,202
Ivy Tech State College, Student Fee AMBAC Ser G 5.00%, 7/01/08	1,000	1,016,550

		51,508,108

Kansas–0.5%
Junction City KS 5.00%, 12/01/07	1,980	1,991,226
Kansas State Dept of Transp 5.00%, 9/01/11	5,645	5,957,225

16	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Sedgwick & Shawnee Counties SFMR (Mtg-Bckd Secs Prog) GNMA Ser A-1 6.50%, 12/01/22(b)	$175	$175,583
Wyandotte Cnty-Kansas City Unified Govt Spl Oblg (Sales Tax) Ser B 4.75%, 12/01/16	1,565	1,616,285
Wyandotte County-Kansas City Unified Government AMBAC 5.65%, 9/01/13–9/01/14	11,960	13,310,239

		23,050,558

Kentucky–0.2%
Kentucky Eco Dev Fin Auth Rev, Catholic Hlth Initiatives Ser A 5.375%, 12/01/11	1,240	1,276,729
Kentucky State Property & Buildings Commission FGIC 5.00%, 3/01/13–3/01/14	7,970	8,533,273

		9,810,002

Louisiana–1.0%
Coves of the Highland Cnty CDD 5.60%, 11/01/21	4,025	4,014,736
Jefferson Parish Home Mortgage Auth Rev, Mortgage-Backed Securities AMT GNMA/FNMA Ser C-1 5.40%, 12/01/20	250	252,155
Louisiana Arpt Fac (Cargo ACQ Grp) AMT Ser 02 6.65%, 1/01/25	745	790,237
Louisiana State Citizens Property Insurance Corp. AMBAC 5.25%, 6/01/14	1,770	1,930,592
Louisiana State Office Facs Corp., Lease Rev (Capitol Complex Program) MBIA Ser A 5.50%, 3/01/11	2,000	2,083,560
New Orleans GO MBIA 5.25%, 12/01/20	5,845	6,317,159
Orange Grove CDD 5.30%, 11/01/21	2,620	2,626,000
State of Louisiana FSA 5.00%, 5/01/13–5/01/15	22,590	24,175,386
Terrebonne Parish Wtrwks Dist No. 001 Wtr Rev AMBAC Ser A 5.25%, 11/01/23	2,000	2,150,220

		44,340,045

Maryland–1.9%
Maryand State, Ref State & Local Facs Loan-1st Ser B 5.25%, 2/15/12	50,285	53,954,296
Montgomery Cnty, Pub Impt Ser A 5.00%, 2/01/16	2,965	3,165,375

Principal Amount (000)		U.S. $ Value

Tax Exempt Mun Infra Impt Trust, Certificates Class A Ser 2004C 4.05%, 11/01/08(f)	$5,574	$5,469,822
Tax Exempt Muni Infrastructure Ser 04A 3.80%, 5/01/08(f)	18,812	18,701,950

		81,291,443

Massachusetts–6.8%
City of Boston 5.00%, 3/01/15	1,035	1,122,064
Haverhill FGIC 6.00%, 6/15/08	1,095	1,110,987
Massachusetts Bay Transp Auth GTD Ser A 5.50%, 3/01/12	3,780	3,972,667
MBIA Ser A 7.00%, 3/01/10	9,615	10,473,523
Ser A 5.75%, 3/01/10	2,255	2,382,543
Sales Tax Rev Senior Ser B 5.00%, 7/01/11	2,385	2,505,538
Ser A 5.25%, 7/01/20	3,600	3,868,776
Massachusetts Port Auth Rev FSA Ser B 5.50%, 7/01/09	1,780	1,844,721
Massachusetts State MBIA Ser A 5.50%, 2/01/11	5,555	5,920,519
Ser A 5.50%, 1/01/10–1/01/11	15,265	16,001,968
(Consolidated Loan) 5.00%, 5/01/12–5/01/14	18,515	19,781,599
(Consolidated Loan) Ser B 5.00%, 8/01/12	17,750	18,846,240
FGIC Ser C 5.50%, 11/01/13–11/01/14	38,980	43,314,208
FSA 5.00%, 3/01/20–3/01/21	19,575	21,207,555
MBIA Ser A 5.50%, 2/01/10	30,745	32,273,949
MBIA 5.50%, 11/01/12	20,050	21,884,174
Ser A 5.00%, 8/01/12	9,720	10,320,307
6.00%, 2/01/10	6,315	6,704,320
Ser B 5.70%, 6/01/19	3,655	3,879,783
Ser C 5.25%, 12/01/08	5,285	5,423,044
5.50%, 12/01/11	2,115	2,277,369
Ser E 5.50%, 1/01/09	4,010	4,135,192

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

(Consolidated Loan) Prerefunded MBIA Ser D 5.375%, 8/01/22	$2,605	$2,817,933
Ser C 5.25%, 8/01/11	2,785	2,870,722
5.375%, 12/01/18	11,870	12,713,007
5.75%, 10/01/14	3,325	3,553,095
Massachusetts State Hlth & Ed Facs Auth Rev (Harvard Univ) Ser N 6.25%, 4/01/20	2,820	3,470,941
Auth Rev (New Endland Med Ctr Hosp) FGIC Ser H 5.00%, 5/15/07	1,000	1,001,430
Auth Rev (New England Med Ctr Hosp) FGIC Ser H 5.00%, 5/15/08	1,000	1,014,460
Massachusetts Wtr Poll Abatement ETM Ser B 5.25%, 8/01/14	950	1,023,758
Trust Ser B 5.25%, 8/01/14	55	59,073
Trust (New Bedford Program) Ser A 5.125%, 2/01/16	3,460	3,576,567
Trust (Pool Program Bds) Ser 7 5.25%, 2/01/10	2,455	2,558,724
Univ of Massachusetts Bldg Auth Rev AMBAC Senior Ser 2 5.00%, 11/01/18	18,690	20,091,002

		294,001,758

Michigan–1.7%
Berkley City Sch Dist FGIC 7.00%, 1/01/08	1,000	1,024,510
Detroit City Sch Dist AMBAC Ser A 6.50%, 5/01/10	1,065	1,149,923
Detroit City School District (School Building & Site Improvement) FGIC Ser 2A 5.00%, 5/01/32	1,405	1,502,732
Detroit, Sewage Disposal Rev FGIC Ser A 6.00%, 7/01/29	3,105	3,319,959
MBIA Ser B 6.00%, 7/01/10	2,510	2,686,252
Detroit, Wtr Supply Sys Rev, Senior Lien FGIC Ser A 5.875%, 7/01/22	3,475	3,706,227
Grand Rapids, Wtr Supply Sys Rev FGIC 5.75%, 1/01/12	2,100	2,255,085
Lansing Cmnty College FGIC 5.50%, 5/01/16	3,515	3,808,573
Michigan Mun Bd Auth Rev (Clean Wtr Revolving Fund) Prerefunded 5.625%, 10/01/11	1,270	1,341,450

Principal Amount (000)		U.S. $ Value

Michigan Mun Bd Auth Rev (Clean Wtr Revolving Fund) Prerefunded 5.75%, 10/01/14	$3,745	$3,966,741
Michigan Mun Bd Auth Rev (Ref Sch Loan) Ser A 5.25%, 12/01/10	5,215	5,490,769
Michigan Municipal Bond Authority 5.50%, 10/01/13	1,850	2,040,606
Michigan Pub Pwr Agy Rev (Ref Belle River Proj) MBIA Ser A 5.25%, 1/01/10	9,065	9,432,404
Michigan State (Trunk Line) FGIC 5.00%, 11/01/12	4,130	4,404,562
5.25%, 11/01/13	5,000	5,445,450
FSA 5.00%, 9/01/13	2,055	2,204,892
FSA Ser 05B 5.00%, 9/01/11	5,130	5,409,482
FSA Ser A 5.50%, 11/01/18	1,110	1,194,316
Michigan State Comprehensive Transp Rev FSA Ser B 5.00%, 5/15/07	1,000	1,001,470
Michigan State COP (New Ctr Dev) MBIA 5.375%, 9/01/19	4,775	5,105,430
State of Michigan
Walled Lake Consolidated Sch Dist MBIA 6.00%, 5/01/07	2,000	2,003,400
Q-SBLF 5.75%, 5/01/13	2,000	2,119,860
Wayne Cnty Cmnty College Impt FGIC 5.00%, 7/01/08	1,925	1,957,109

		72,571,202

Minnesota–0.3%
Minnesota Pub Facs Auth Wtr PCR Ser 4D 5.00%, 3/01/11	5,155	5,415,791
5.00%, 3/01/13	1,245	1,331,515
Minnesota State Mun Pwr Agy, Elec Rev 4.50%, 10/01/12	2,395	2,476,190
Saint Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj.) 5.75%, 11/15/21	1,750	1,918,665
5.15%, 11/15/20	2,770	2,922,766

		14,064,927

Missouri–0.6%
Jackson Cnty Pub Bldg Corp., Leasehold Rev (Capital Impts Poj.) 5.00%, 12/01/25	1,955	2,044,676
Kansas City Municipal Assistance Corp./MO FGIC 5.00%, 4/15/13	7,215	7,713,701

18	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Missouri State Highways & Transit Commission 5.00%, 2/01/13	$10,755	$11,492,685
Missouri State Hsg Dev Commission, SFMR AMT GNMA/FNMA Ser B-2 6.40%, 9/01/29	380	391,389
Saint Louis Arpt Rev (Arpt Dev Prog) Prerefunded MBIA Ser A 5.625%, 7/01/18	3,550	3,825,870
St. Louis Airport Revenue (Airport Development Program) MBIA Ser A 5.625%, 7/01/19	1,345	1,449,520

		26,917,841

Nebraska–0.3%
Nebraska Pub Pwr Dist Rev MBIA General Ser B 5.00%, 1/01/11	10,755	11,257,904

Nevada–2.4%
Clark Cnty AMBAC Ser A 6.50%, 6/01/17	1,760	2,119,339
Clark Cnty Impt Dist, Summerlin No. 151 3.50%, 8/01/07	845	843,496
3.95%, 8/01/09	470	465,352
4.40%, 8/01/12	190	188,980
Clark Cnty Sch Dist FSA Ser C 5.25%, 6/15/13	8,800	9,518,344
Clark Cnty Spl Impt Dist No 142 5.30%, 8/01/11	1,605	1,646,714
5.00%, 8/01/10	3,480	3,575,596
Clark County PCR (Southern California) AMT Ser C 3.25%, 6/01/31(b)	1,175	1,158,703
Clark County School Dist FGIC 5.25%, 6/15/14	5,505	6,006,836
FSA 5.50%, 6/15/12	13,425	14,544,108
MBIA 5.00%, 6/15/13	5,595	5,975,068
Clark Cnty AMBAC 5.00%, 11/01/15–11/01/16	17,095	18,581,615
FSA 5.00%, 6/01/12–6/01/13	21,020	22,314,388
Henderson Local Impt Dists No. T-14 4.35%, 3/01/09	2,005	2,005,301
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	1,000	1,010,820
Las Vegas Spl Impt Dist No. 607, Local Impt Bds 4.30%, 6/01/08	1,665	1,665,100
5.15%, 6/01/11	2,055	2,082,742

Principal Amount (000)		U.S. $ Value

Las Vegas Spl Impt Dist No. 808, Summerlin Area, Local Impt Bds 5.50%, 6/01/07	$1,005	$1,007,492
Washoe Cnty Sch Dist FSA 5.00%, 8/01/07	5,775	5,800,006
Prerefunded FGIC 5.25%, 6/01/14	1,555	1,595,865

		102,105,865

New Hampshire–0.3%
Manchester Hsg & Redev Auth ACA Ser A 6.75%, 1/01/13–1/01/15	6,155	6,614,399
New Hampshire Hlth & Ed Facs Auth AMBAC 5.375%, 7/01/20	7,090	7,652,875

		14,267,274

New Jersey–6.1%
City of Bayonne 5.00%, 10/26/07	6,512	6,541,245
Garden State Preservation Trust (Open Space & Farmland) FSA Ser 05A 5.80%, 11/01/17	2,325	2,657,010
Jersey City Ser A 6.00%, 10/01/07	2,620	2,650,235
New Jersey Eco Dev Auth MBIA Ser 1A 5.00%, 7/01/11	11,795	12,429,099
(Cigarette Tax) FGIC 5.00%, 6/15/10	12,500	13,004,250
FSA 5.00%, 6/15/09	2,535	2,608,667
(Cigarette Tax) FGIC 5.00%, 6/15/09	3,655	3,761,214
FGIC Ser 4 5.00%, 6/15/11	4,665	4,904,081
FSA Ser 4 5.00%, 6/15/10	3,615	3,760,829
Market Transition Facs Rev, Senior Lien MBIA Ser A 5.00%, 7/01/09	3,790	3,903,890
Prerefunded Sch Facs Constr MBIA Ser C 5.00%, 6/15/15	4,275	4,545,736
Sch Facs Constr MBIA Ser C 5.00%, 6/15/09	3,055	3,143,778
MBIA Ser G 5.00%, 9/01/13	20,445	21,936,258

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Sch Facs Constr Prerefunded ETM MBIA Ser C 5.00%, 6/15/09	$245	$252,171
New Jersey Economic Development Authority MBIA 5.00%, 9/01/15	3,645	3,895,849
New Jersey Environmental Infra Trust (WasteWtr Treatment) AMBAC 5.00%, 3/01/08	1,000	1,012,550
New Jersey Healthcare Facs Fin Auth Rev (Jersey City Med Ctr) AMBAC FHA 4.80%, 8/01/21	460	462,208
New Jersey St Edl Facs Auth Rev AMBAC Ser 02A 5.25%, 9/01/21	4,505	4,855,714
New Jersey State 5.50%, 2/01/10	1,110	1,164,279
COP Equipment Lease Purchase Ser A 5.00%, 6/15/07	9,135	9,157,289
New Jersey State Transp Trust Fund Auth AMBAC Ser C 5.25%, 12/15/08	11,960	12,281,485
FSA Ser C 5.50%, 12/15/11	6,550	7,062,472
Auth (Transp Sys) FSA Ser C 5.50%, 12/15/10	6,090	6,476,045
MBIA Ser A 5.25%, 12/15/12	10,175	10,983,302
Ser C 5.50%, 6/15/21	3,275	3,602,435
Auth, (Transp Sys) MBIA Ser B 5.00%, 12/15/21	3,000	3,175,860
New Jersey State Turnpike Auth Rev MBIA Ser A 5.50%, 1/01/09	1,210	1,248,200
Unrefunded Balance MBIA Ser A 6.00%, 1/01/11	14,175	15,344,721
New Jersey State, Ref AMBAC Ser N 5.25%, 7/15/11	6,000	6,384,240
New Jersey Transp Trust Fund Auth AMBAC Ser A 5.50%, 12/15/13	7,415	8,186,012
FGIC 5.00%, 6/15/13–6/15/14	11,520	12,346,867
MBIA 5.25%, 12/15/14	17,670	19,414,559
Transp Sys FGIC Ser B 5.25%, 12/15/13	5,000	5,446,450
FSA Ser C 5.75%, 12/15/12	5,000	5,524,600
MBIA Ser A 5.25%, 12/15/11–12/15/13	26,240	28,420,898

Principal Amount (000)		U.S. $ Value

MBIA Ser B 5.25%, 12/15/13	$6,380	$6,949,670
AMBAC 5.25%, 12/15/09	2,425	2,524,304

		262,018,472

New York–8.8%
City of New York 5.00%, 8/01/12–2/01/16	27,640	29,633,708
Long Island Power Auth 5.75%, 12/01/24	4,625	4,784,146
Elec Sys Rev Ser A 5.00%, 6/01/07–6/01/08	13,115	13,217,082
MTA Commuter Facs Rev ETM FGIC Ser C-2 6.00%, 7/01/07	2,030	2,041,896
Dedicated Tax Fund Prerefunded FGIC Ser A 5.00%, 4/01/23	2,835	3,097,153
New York City FGIC Ser D 6.00%, 8/01/08	2,095	2,160,196
Ser 4B 5.00%, 8/01/10	14,270	14,831,096
Ser B 5.25%, 8/01/09	8,500	8,792,400
Ser D 5.00%, 8/01/09	7,755	7,978,964
Ser G 5.00%, 8/01/11	7,360	7,726,749
Ser H 5.00%, 8/01/11	3,450	3,621,914
Ser I 5.875%, 3/15/13	100	100,926
New York City GO Ser 4G 5.00%, 8/01/12	21,110	22,351,057
Ser I 5.00%, 8/01/10	4,520	4,697,726
New York City TFA 5.00%, 2/15/10–8/01/11	12,790	13,353,473
MBIA Ser E 5.25%, 2/01/21	2,760	2,947,873
Ser B 5.25%, 2/01/29(b)	1,140	1,201,172
Future Tax Secured MBIA Ser D 5.25%, 2/01/20	2,360	2,525,719
MBIA Ser E 5.25%, 2/01/22	4,685	4,998,895
Ser E 5.00%, 2/01/10	3,775	3,913,505
SubSer D-1 5.00%, 11/01/08	20,570	21,000,119

20	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

New York State Dorm Auth Rev Mental Hlth Facs Impt FSA Ser B 5.00%, 2/15/10	$2,160	$2,234,952
(City Univ) Ser A 5.75%, 7/01/13	1,280	1,384,781
5.75%, 7/01/07	1,000	1,005,150
Sch Dist Rev Fin MBIA Ser E 5.50%, 10/01/08	3,820	3,923,369
(Mental Hlth Svcs Facs) FSA Ser 1 5.125%, 1/15/13	2,085	2,158,455
(Mental Hlth Svcs Facs) Unrefunded MBIA Ser D 5.25%, 2/15/13	1,195	1,231,053
(NY University) MBIA Ser A 6.00%, 7/01/18	2,865	3,405,282
New York State Thruway Auth FGIC 5.00%, 4/01/13	6,760	7,235,904
FSA 5.00%, 4/01/15	10,255	11,125,752
MBIA 5.25%, 4/01/11	15,310	16,229,672
(Pers Inc Tax) FSA Ser A 5.00%, 3/15/18	7,860	8,429,143
Hwy & Brdg Tr Fd FSA Ser 5B 5.00%, 4/01/14	28,430	30,670,284
FGIC 5.00%, 4/01/16	44,040	47,778,556
Hwy & Brdg Trust Fund FSA Second General Ser B 5.00%, 4/01/08–4/01/10	18,825	19,380,884
MBIA Ser A 5.00%, 4/01/21	4,700	4,948,207
Svc Contract Rev, Local Hwy & Brdg Ser A 5.00%, 3/15/08	7,570	7,664,171
New York State UDC Correctional & Youth Facs, Svc Contract Rev Ser A 5.00%, 1/01/27	3,020	3,086,500
Tobacco Settlement Fin Corp Ser A-1 5.00%, 6/01/11	1,740	1,741,879
Ser C-1 5.50%, 6/01/14	16,540	17,123,366
(Tobacco Asset-Backed Bds) Ser A-1 5.00%, 6/01/08	7,295	7,399,537
5.25%, 6/01/12	8,710	8,716,445

		381,849,111

North Carolina–2.4%
Charlotte, COP (Equipment Acquisition Proj.) Ser B 5.00%, 3/01/09	5,000	5,117,600

Principal Amount (000)		U.S. $ Value

North Carolina Eastern Mun Pwr Agy, Pwr Sys Rev ACA Ser B 6.125%, 1/01/09	$2,105	$2,182,611
Ser B 5.70%, 1/01/17	1,880	1,969,845
6.125%, 1/01/09	3,910	4,058,189
Ser D 6.45%, 1/01/14	630	677,691
North Carolina Eastern Mun Pwr Agy, Pwr Sys Rev Prerefunded Ser A 6.00%, 1/01/26	1,720	2,111,059
Pwr Sys Rev, Ref Ser A 5.50%, 1/01/11	3,690	3,896,087
Ser C 5.25%, 1/01/11	2,765	2,895,591
North Carolina Infra Fin Corp COP Ser A 5.00%, 2/01/13	4,295	4,566,444
FSA 5.00%, 2/01/13–2/01/15	22,295	23,907,316
North Carolina Mun Pwr Agy No. 1, Catawba Elec Rev Ser A 5.50%, 1/01/12–1/01/13	13,680	14,564,050
Catawba Elec Rev ETM 5.50%, 1/01/13	4,170	4,476,912
North Carolina State Ser A 5.25%, 3/01/13	5,000	5,427,100
5.50%, 3/01/11	18,510	19,794,779
Ser B 5.00%, 4/01/13	6,635	7,120,549

		102,765,823

Ohio–1.9%
City of Cincinnati 5.00%, 12/01/15	5,780	6,274,074
Cnty of Hamilton AMBAC 5.75%, 12/01/12–12/01/13	6,455	6,920,211
Cuyahoga Cnty, Hosp Facs Rev (Canton Inc Proj.) 6.75%, 1/01/10	1,335	1,388,360
Montgomery Cnty, Hosp Rev, Grandview Hosp & Med Ctr. 5.60%, 12/01/11	1,000	1,049,700
ETM 5.40%, 12/01/09	1,145	1,196,159
Prerefunded 5.50%, 12/01/10	2,100	2,199,099
Ohio State Bldg Auth, State Facs Administration Bldg Fund (Ref Proj B) FSA 5.25%, 10/01/08	3,400	3,480,274
Workers Compensation Facs FGIC Ser A 5.00%, 4/01/12	7,265	7,702,062

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

5.00%, 4/01/12	$5,000	$5,291,450
Ohio State Wtr Dev Auth, PCR 5.25%, 12/01/17	6,850	7,360,736
Water Quality Loan Fund 5.00%, 6/01/13	5,760	6,172,013
Ohio State, Common Schs Ser B 5.00%, 9/15/11	1,785	1,883,068
Ohio State, Hgr Ed Capital Facs AMBAC Ser II-A 5.00%, 8/01/11	16,500	17,382,915
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Ser A 7.00%, 8/01/21	4,735	4,806,735
Ohio State 4.85%, 11/01/22(b)	2,665	2,675,100
5.00%, 5/01/14–6/15/14	7,195	7,756,288

		83,538,244

Oklahoma–1.7%
McGee Creek Auth Wtr Rev MBIA 6.00%, 1/01/23	3,980	4,680,998
Oklahoma City Arpt Trust Junior Lien-27th Ser FSA Ser B 5.50%, 7/01/07	1,065	1,069,409
Oklahoma Dev Fin Auth Rev Hillcrest Healthcare Sys ETM Ser A 5.00%, 8/15/09	1,000	1,029,810
Oklahoma Dev Fin Auth Rev Hillcrest Healthcare Sys Prerefunded Ser A 5.75%, 8/15/13	2,240	2,365,014
Oklahoma Hsg Fin Agy Single-Family Redev, Mortgage Homeownership Loan AMT Ser B-2 6.55%, 3/01/29	175	178,444
Tulsa County Ind Auth (Capital Impts Rev) FSA Ser B 5.00%, 5/15/10–5/15/12	51,315	54,073,881
Ser B 5.00%, 5/15/09	10,900	11,171,737

		74,569,293

Oregon–0.7%
City of Portland MBIA 5.00%, 6/15/13	5,090	5,450,270
Clackamas & Washington Cnty Sch Dist No. 003 FGIC Ser B 5.00%, 6/15/12	5,190	5,513,648
Deschutes Cnty, Administrative Sch Dist No. 1, Ref FSA 5.00%, 12/15/11	3,410	3,606,893
Emerald Peoples Util Dist FGIC 7.35%, 11/01/08	1,265	1,336,359

Principal Amount (000)		U.S. $ Value

Oregon State Dept of Administrative Services MBIA 5.25%, 5/01/14	$1,775	$1,901,185
Tri-County Metropolitan Transp Dist MBIA 4.00%, 5/01/14	4,500	4,518,585
5.00%, 5/01/12	1,080	1,145,934
Washington County Sch Dist No. 48 (J Beaverton Ref) FSA 5.00%, 6/01/13	4,600	4,923,794

		28,396,668

Pennsylvania–4.5%
Allegheny Cnty MBIA Ser C-54 5.375%, 11/01/18	3,400	3,687,980
Allegheny Cnty Arpt Rev (Pittsburgh In’l Arpt) AMT MBIA Ser A-1 5.75%, 1/01/09	4,310	4,453,738
Allegheny Cnty Arpt Rev AMT MBIA Ser 97 5.75%, 1/01/10	1,400	1,469,608
Allegheny Cnty Hosp Dev Auth Rev (West Pennsylvania Hlth Sys) Ser B 9.25%, 11/15/22	3,020	3,567,526
Allegheny Cnty Redev Auth Rev (Pittsburgh Mills Proj) 5.10%, 7/01/14	625	632,106
Beaver Cnty IDA PCR (Cleveland Electric Proj) Ser 98 3.75%, 10/01/30(b)	13,150	13,099,110
Bucks County IDA Waste Management Proj 4.90%, 12/01/22(b)	4,885	4,914,115
Central Bucks Sch Dist 5.00%, 5/15/16	5,000	5,438,250
Chester Cnty Hlth & Ed Facs Auth Hosp Rev (Chester Cnty Hosp) Ser A 6.75%, 7/01/21	1,320	1,433,678
Commonwealth of Pennsylvania 5.00%, 3/01/16	18,915	20,541,690
MBIA 5.25%, 2/01/14	10,885	11,893,822
Delaware Valley Regional Fin Auth AMBAC Ser A 0.892%, 7/01/27(d)	15,270	15,122,034
Pennsylvania State 5.25%, 7/01/14	13,440	14,698,387
FGIC 5.00%, 10/01/12–7/01/13	12,820	13,716,612
5.50%, 2/01/14	5,310	5,881,568
FGIC Second Ser 5.00%, 7/01/12	14,700	15,638,154
MBIA 5.00%, 9/01/11–9/01/12	13,400	14,207,617
MBIA Third Series 5.00%, 2/01/15	5,145	5,535,248

22	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Second Ser 5.50%, 6/01/10	$4,635	$4,885,522
Third Ser 5.25%, 7/01/11	11,075	11,751,461
Pennsylvania State Public School Building Authority 5.00%, 6/01/14	5,115	5,499,597
Pennsylvania State Ref & Projs MBIA First Ser 5.25%, 2/01/11	1,085	1,147,192
Philadelphia Arpt Rev AMT FGIC Ser B 6.00%, 6/15/07	1,200	1,205,172
Philadelphia Parking Auth, Rev FSA 5.50%, 9/01/11	1,915	2,014,810
Westmoreland Cnty Mun Auth Mun Svc Rev FGIC 5.00%, 8/15/08–8/15/09	12,540	12,823,608

		195,258,605

Puerto Rico–1.8%
Commonwealth of Puerto Rico FSA Ser C 5.00%, 7/01/21(b)	20,710	21,068,076
Govt Dev Bk for Puerto Rico 5.00%, 12/01/07–12/01/10	29,595	30,074,530
Univ of Puerto Rico 5.00%, 6/01/12–6/01/15	26,580	28,164,476

		79,307,082

Rhode Island–0.4%
Providence Pub Bldg Auth FSA Ser A 5.10%, 12/15/09	1,000	1,020,850
Rhode Island Depositors Eco Protection Corp. ETM FSA Ser A 5.50%, 8/01/20	1,500	1,690,560
5.75%, 8/01/19	4,940	5,726,349
Ser A 6.375%, 8/01/22	5,780	7,287,598

		15,725,357

South Carolina–1.2%
Cnty of Charleston 3.80%, 8/15/30(c)(d)	1,800	1,800,000
Greenville Cnty Sch Dist 5.00%, 12/01/10–12/01/15	22,600	24,064,513
Horry Cnty Sch Dist SCSDE Ser A 5.375%, 3/01/18	5,285	5,661,662
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Ser B 5.375%, 12/01/16	4,290	4,399,052
Newberry Investing in Children Ed Newberry Cnty (Sch Dist Proj) 5.25%, 12/01/23–12/01/25	2,315	2,415,071

Principal Amount (000)		U.S. $ Value

Orangeburg Cnty Projs Corp., Capital Projs Sales & Use Tax Rev MBIA 4.75%, 10/01/07	$2,635	$2,649,888
Richland Cnty Env Impt (Int’l Paper Co. Proj) Ser A 4.25%, 10/01/07	1,210	1,211,621
Richland Cnty Sch Dist No. 1 FSA 4.75%, 3/01/10	2,405	2,478,641
South Carolina Pub Ser Auth MBIA Ser B 5.00%, 1/01/11–1/01/12	7,385	7,776,243

		52,456,691

Tennessee–0.3%
Chattanooga Hlth Ed & Hsg Fac Bd (Catholic Health) Ser A 5.375%, 12/01/11	3,215	3,310,968
Memphis-Shelby Cnty Arpt Auth AMT MBIA Ser A 6.25%, 2/15/10	1,000	1,066,110
AMBAC Ser D 6.25%, 3/01/18	3,000	3,200,820
AMT MBIA Ser A 6.00%, 2/15/08	1,000	1,019,240
Shelby Cnty, Pub Impt Ser A 5.625%, 4/01/14	2,400	2,533,872

		11,131,010

Texas–8.1%
Arlington Ind Sch Dist PSF-GTD 5.00%, 2/15/14	3,100	3,324,688
Arlington Independent Sch Dist PSF-GTD 5.00%, 2/15/21	3,000	3,073,163
Austin, Pub Impt 5.75%, 9/01/10	1,170	1,226,113
Bell Cnty Hlth Fac Dev Corp. (Lutheran General Healthcare Sys) ETM 6.50%, 7/01/19	1,000	1,219,460
Bell Cnty, Ltd. Tax Notes FSA 5.00%, 2/15/11	15,465	16,204,691
Brownsville Util Sys Rev AMBAC 6.25%, 9/01/11	1,275	1,408,263
6.25%, 9/01/10	1,500	1,623,870
Carrollton, Ref & Impt 5.00%, 8/15/07	3,205	3,220,384
City of Dallas 5.00%, 2/15/12–2/15/13	13,865	14,683,807
City of Houston FSA 5.00%, 12/01/30	1,610	1,715,890
MBIA 5.25%, 3/01/14	10,040	10,923,219
City of San Antonio 5.25%, 2/01/14	4,275	4,649,704
5.375%, 2/01/13	5,000	5,421,350

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

FGIC 5.25%, 8/01/12	$5,000	$5,366,200
Cypress-Fairbanks ISD PSF-GTD 5.25%, 2/15/16	3,420	3,467,435
Ref & Sch House ETM PSF-GTD 5.75%, 2/15/08	1,435	1,460,945
House Unrefunded Portion PSF-GTD 5.75%, 2/15/08	3,885	3,953,570
Dallas Cnty Cmnty College Dist (Maintenance Tax Notes) 5.00%, 2/15/09	3,355	3,437,567
Dallas Cnty Util & Reclamation Dist MBIA 5.00%, 2/15/10	4,630	4,789,365
Dallas ISD, Ref Delayed Delivery PSF-GTD 5.25%, 8/15/08	3,885	3,966,779
Dallas, Wtrwrks & Swr Sys Rev 5.00%, 10/01/13	3,620	3,734,501
El Paso Ref FGIC 5.00%, 8/15/12	5,710	6,067,903
Garland ISD, Ref PSF-GTD Ser A 4.00%, 2/15/08	2,000	2,005,820
Harris Cnty 5.375%, 10/01/18	920	979,312
Harris Cnty Prerefunded 5.375%, 10/01/18	1,475	1,578,899
Harris Cnty Ref (Toll Road) Senior Lien FSA 5.375%, 8/15/23	2,770	2,967,279
Harris Cnty (Toll Road) 5.125%, 8/15/17	1,000	1,005,020
Senior Lien MBIA 5.00%, 8/15/24	2,000	2,008,220
Harris Cnty Flood Control Dist Ref 5.25%, 10/01/23	5,255	5,644,921
Ser A 5.25%, 10/01/20	1,920	2,075,328
5.25%, 10/01/22	4,795	5,163,592
Harris County Ref, Permanent Impt Ser A 5.25%, 10/01/24	14,000	15,020,180
Houston Ref, Pub Impt FSA Ser B 5.50%, 3/01/10	5,000	5,250,050
Houston, Hotel Occupancy Tax & Spl Rev, Ref (Conventions & Entertainment) AMBAC Ser A 5.50%, 9/01/10	3,000	3,173,280
Houston, Ref Pub Impt FSA Ser B 5.50%, 3/01/09	6,835	7,067,117
MBIA Ser A 5.00%, 3/01/09	13,100	13,425,142

Principal Amount (000)		U.S. $ Value

Houston, Wtr & Swr Sys Rev, Ref, Junior Lien Forward Prerefunded AMBAC 5.75%, 12/01/17	$2,000	$2,207,480
AMBAC Ser B 5.75%, 12/01/16	3,000	3,311,220
Katy Dev Auth (Metro Contract) Ser A 5.75%, 6/01/09	6,220	6,317,592
Lamar Consolidated ISD (Schhouse) PSF-GTD 5.00%, 2/15/12	3,700	3,912,158
Lower Colorado River Auth AMBAC 5.00%, 5/15/08	2,920	2,963,479
FSA 5.875%, 5/15/16	10,785	11,352,624
Magnolia ISD PSF-GTD 5.00%, 8/15/16	1,800	1,848,726
Northeast Hosp Auth Rev (Northeast Med Ctr Hosp) FSA 5.75%, 5/15/07	1,715	1,718,842
Port of Port Arthur Navigation Dist AMBAC 6.00%, 3/01/08	1,875	1,913,606
Red River Education Finance Revenue (Parish Day School Proj.) Ser 1A 3.10%, 12/01/31(b)	2,330	2,321,449
Retama Dev Corp Spl Facs Rev (Retama Racetrack) ETM 8.75%, 12/15/13–12/15/15	7,030	8,665,048
San Antonio Hotel Occupancy Rev (Sub Lien) AMBAC Ser B 5.00%, 8/15/34(b)	18,495	18,816,073
San Antonio Elec & Gas Ser 01 5.25%, 2/01/09	4,130	4,243,947
San Antonio Wtr Sys Rev FSA 5.50%, 5/15/18	4,000	4,336,360
San Antonio, Elec & Gas, Pwr Sys Rev 5.25%, 2/01/08	1,000	1,013,080
5.375%, 2/01/20	2,500	2,683,350
Ref Sys 5.50%, 2/01/10	1,205	1,262,936
Seguin ISD PSF-GTD 5.00%, 4/01/23	3,455	3,501,712
Tarrant Cnty Hlth Facs Dev Corp (Harris Mthodist Hlth Sys) ETM AMBAC Ser A 5.125%, 9/01/12	2,755	2,860,902
Texas A & M University Rev (Fin Sys) Ser B 5.00%, 5/15/12	1,600	1,694,512
Texas Mun Pwr Agy Rev MBIA 5.25%, 9/01/09	1,530	1,585,891
Texas Public Fin Auth AMBAC 5.00%, 2/01/15	5,000	5,367,000

24	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Texas State 5.25%, 8/01/21	$2,875	$2,962,256
Ser B 5.125%, 10/01/09	14,855	15,306,592
Texas State Transp Commission 5.00%, 4/01/12–4/01/14	22,760	24,218,468
5.25%, 4/01/14	10,185	11,097,372
Texas State University Systems FSA 5.25%, 3/15/13	5,215	5,567,534
Texas State Wtr Dev Bd Rev (Sr Lien) Ser A 5.50%, 7/15/10	2,230	2,231,940
Trinity River Auth Regional WasteWtr Sys Rev MBIA 5.25%, 8/01/08	3,295	3,365,843
University of Texas 5.00%, 8/15/14	11,285	12,162,296
Prerefunded Ser B 5.375%, 8/15/19	1,230	1,313,283
Williamson County MBIA 5.00%, 2/15/14	5,000	5,362,400

		349,788,998

Utah–0.1%
Intermountain Pwr Agy, Pwr Supply Rev ETM AMBAC Ser A 6.50%, 7/01/08	1,265	1,309,541
Intermountain Pwr Agy, Pwr Suppy Rev AMBAC Ser A 6.50%, 7/01/08	735	760,423
Intermountain Pwr Agy, Pwr Suppy Rev Ref AMBAC 5.00%, 7/01/10	1,505	1,565,095

		3,635,059

Vermont–0.0%
Vermont Edl & Hlth Bldgs Fin Agy Rev (Norwich Univ Proj) 5.50%, 7/01/18	1,165	1,202,140

Virginia–2.5%
Broad Street CDA 7.125%, 6/01/15	3,510	3,927,971
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Ser B 6.25%, 3/01/18	3,561	3,792,251
Chesapeake Ind Dev Auth Rev (Poll Ctl Proj.) 5.25%, 2/01/08	3,600	3,618,108
City of Norfolk VA MBIA 5.00%, 3/01/14	3,065	3,307,779
County of Arlington 5.00%, 1/15/13	4,750	5,086,348
County of Fairfax 5.00%, 6/01/13	5,330	5,729,483
Fairfax Cnty, Ref & Pub Impt Ser A 5.00%, 10/01/12	6,690	7,149,469

Principal Amount (000)		U.S. $ Value

Pocahontas Pkwy Assoc Toll Rd Rev (Cap Appreciation) Sr Ser 98B Zero Coupon, 8/15/15	$4,000	$2,619,040
Richmond FSA 5.50%, 1/15/12	4,000	4,302,560
Virginia College Bldg Auth (21st Century College & Equipment) 5.00%, 2/01/10	4,445	4,606,887
Virginia College Bldg Auth (21st Century College Proj.) Ser B 5.00%, 2/01/11	6,600	6,919,902
Virginia College Bldg Auth Ed Facs Rev Prerefunded Ser A 5.75%, 9/01/13	1,585	1,691,227
Virginia Commonwealth Brd og Transp Rev, Ref U.S. Route 58 Corr Dev Ser B 5.25%, 5/15/11	5,620	5,964,787
Virginia Polytechnic Institute & State University Rev Unrefunded Balance Ser A 5.25%, 6/01/08	75	75,935
Virginia Pub Bldg Auth 5.00%, 8/01/12	8,300	8,837,425
Virginia Pub Sch Auth 5.00%, 8/01/14	5,040	5,453,431
Virginia Pub Sch Auth (Sch Fin 1997) Ser B 5.50%, 8/01/10	6,200	6,559,724
Virginia Public Building Auth 5.00%, 8/01/12–8/01/14	25,030	26,812,472

		106,454,799

Washington–6.6%
City of Seattle FSA 5.00%, 8/01/13	9,915	10,600,821
City of Tacoma FSA 5.00%, 1/01/15	20,945	22,557,556
Clark Cnty Pub Util Dist No 1, Elec Rev AMBAC 5.25%, 1/01/09	5,000	5,132,650
5.50%, 1/01/08	2,270	2,300,305
Cowlitz Cnty Spl Swr Rev, CSOB WasteWtr Treatment FGIC 5.50%, 11/01/19	1,435	1,639,932
Douglas Cnty Sch Dist No 206 (Eastmont) FGIC 5.75%, 12/01/14	1,150	1,238,653
Energy Northwest 5.00%, 7/01/14–7/01/16(e)	57,580	62,435,079
5.00%, 7/01/12–7/01/16	11,165	11,597,654
AMBAC 5.25%, 7/01/11	1,815	1,924,584
MBIA 5.50%, 7/01/12	1,855	2,010,820

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

XLCA 5.50%, 7/01/10	$1,880	$1,981,929
Energy Northwest, Elec Rev, (Ref Proj.) MBIA Ser A 5.75%, 7/01/17	7,000	7,642,740
Energy Northwest, Elec Rev, Ref (Columbia Generating) MBIA Ser A 5.75%, 7/01/18	2,455	2,679,215
Seattle Ref 5.00%, 1/01/10	2,285	2,362,850
Seattle Mun Light & Pwr Rev 5.625%, 12/01/12–12/01/16	6,590	7,010,473
FSA Ser 01 5.50%, 3/01/09	6,155	6,361,685
Snohomish Cnty Sch Dist No 016 Arlington Prerefunded FGIC 6.50%, 12/01/15	1,685	1,847,956
State of Washington 5.00%, 7/01/13	5,000	5,294,650
AMBAC 5.00%, 1/01/12–1/01/16	79,395	84,883,811
FSA 5.00%, 1/01/14–7/01/15	19,465	20,983,491
Tacoma Elec Sys Rev FGIC Ser A 5.00%, 1/01/08	3,250	3,281,622
Washington Health Care Facilities Authority FSA 5.25%, 10/01/14	5,425	5,590,645
Washington State (Various Purpose) AMBAC 5.00%, 7/01/13	3,315	3,545,426
Washington State Motor Vehicle Fuel Tax FSA Ser B 5.00%, 7/01/13	5,785	6,187,115
Washington State Pub Pwr Sup Sys Rev (Nuclear Proj. No. 3) Ser B 5.60%, 7/01/07	3,500	3,516,520

		284,608,182

Wisconsin–1.5%
State of Wisconsin AMBAC 5.00%, 5/01/16	4,810	5,226,306
FGIC 5.00%, 5/01/15–7/01/16	11,060	11,984,973
FSA 5.25%, 7/01/14	2,920	3,187,618
MBIA 5.00%, 5/01/13–5/01/14	24,460	26,309,034
5.25%, 5/01/13	4,545	4,922,462
Wisconsin State FGIC Ser E 5.00%, 5/01/13	1,715	1,834,295
FSA Ser B 5.25%, 5/01/17	2,000	2,113,880
Wisconsin State Ref MBIA Ser 1 5.50%, 5/01/10	5,205	5,482,531

Principal Amount (000)		U.S. $ Value

Wisconsin State Transp Rev AMBAC Ser B 5.00%, 7/01/13	$4,270	$4,561,897

		65,622,996

Total Long-Term Municipal Bonds (cost $4,156,488,107)		4,187,511,902

SHORT-TERM MUNICIPAL NOTES–3.4%
Alaska–0.6%
Valdez Ak Frn Dd 3.75%, 12/01/33(c)(d)	4,500	4,500,000
Valdez Alaska Marine Term Rev (BP Pipelines, Inc. Proj) 3.80%, 7/01/37(c)(d)	5,960	5,960,000
Valdez Marine Term Rev (BP Pipelines Inc Proj) Ser 03B 3.80%, 7/01/37(c)(d)	11,750	11,750,000
Ser 03C 3.80%, 7/01/37(c)(d)	2,800	2,800,000

		25,010,000

Delaware–0.7%
Delaware Eco Dev Auth Frn Hosp 3.68%, 12/01/15(c)(d)	30,000	30,000,000

Florida–0.1%
Alachua County Hlth Fac Auth 3.78%, 12/01/32(c)(d)	2,700	2,700,000
Jacksonville Hlth Facs Auth Hosp Rev Ser 00C 3.75%, 8/15/33(c)(d)	2,795	2,795,000

		5,495,000

Illinois–0.2%
Illinois Dev Fin Auth BP Amoco Proj 3.80%, 11/01/12(c)(d)	1,000	1,000,000
Illinois Dev Fin Auth Rev Vemish Fed Metro Chicago AMBAC 3.77%, 9/01/32(c)(d)	1,945	1,945,000
Will Cnty Il Environ Frn Dd 3.80%, 6/01/26(c)(d)	3,785	3,785,000

		6,730,000

Indiana–0.1%
Whiting Ind Environmental Facs 3.85%, 1/01/26(c)(d)	2,400	2,400,000

Iowa–0.1%
Iowa Higher Ed Ln Auth Rev 3.75%, 11/01/36(c)(d)	5,000	5,000,000

Louisiana–0.4%
Louisiana Loc Govt Envir Fac Cmnty Dev Auth Rev (Shreveport Util Sys Proj) FSA 3.70%, 10/01/26(c)(d)	15,000	15,000,000

26	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Plaquemines Parish Env Rev Adj Ref BP Exploration & Oil 3.85%, 5/01/25(c)(d)	$2,500	$2,500,000
St Charles Parish LA 3.85%, 10/01/22(c)(d)	1,300	1,300,000

		18,800,000

Massachusetts–0.0%
Massachusetts State Hlth & Ed Facs Auth Rev (Harvard Univ) GO OF INSTN Ser 99R 3.73%, 11/01/49(c)(d)	500	500,000

Michigan–0.1%
Michigan Higher Ed Fac Auth 3.77%, 11/01/36(c)(d)	2,900	2,900,000

Nevada–0.3%
Clark Cnty Indl Dev Rev (Nevada Cogeneration I Proj) 3.85%, 11/01/20(c)(d)	1,580	1,580,000
Clark Cnty Nev Sch Dist FSA 01A 3.65%, 6/15/21(c)(d)	11,500	11,500,000

		13,080,000

New Mexico–0.1%
Hurley PCR (Kennecott Santa Fe) 3.80%, 12/01/15(c)(d)	3,200	3,200,000

New York–0.1%
New York N Y Adj-subser FSA 3.67%, 11/01/26(c)(d)	6,385	6,385,000

Texas–0.1%
Lower Neches Vlly Auth IDC Exempt Facs Rev (Ref ExxonMobil Proj) 3.75%, 11/01/29(c)(d)	2,700	2,700,000
Westside Calhoun (Adj BP Chemicals Inc Proj) 3.85%, 4/01/31(c)(d)	1,150	1,150,000

		3,850,000

Virginia–0.1%
Loudoun Cnty IDA Rev (Howard Hughes Med) Ser 03A 3.78%, 2/15/38(c)(d)	2,400	2,400,000
Ser 03C 3.78%, 2/15/38(c)(d)	4,035	4,035,000

		6,435,000

Washington–0.3%
Kings Cnty Washington Frn 3.65%, 1/01/32(c)(d)	12,125	12,125,000

Wyoming–0.1%
Lincoln County WY 3.82%, 7/01/17(c)(d)	2,600	2,600,000

Principal Amount (000)		U.S. $ Value

Sublette Cnty Wyoming Frn Dd 3.75%, 11/01/14(c)(d)	$1,900	$1,900,000

		4,500,000

Total Short-Term Municipal Notes (cost $146,410,000)		146,410,000

Total Investments—100.3% (cost $4,302,228,107)		4,333,921,902

Other assets less liabilities—(0.3)%		(12,173,466)

Net Assets—100.0%		$4,321,748,436

Schedule of Investments—Diversified Municipal Portfolio	27

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$31,000	6/22/07	BMA	2.962%	$50,673
Citigroup	39,300	11/10/26	3.884%	BMA	172,403
JP Morgan	30,000	4/05/07	BMA	2.988%	(45,337)
JP Morgan	17,500	10/01/07	BMA	3.635%	10,019
JP Morgan	109,600	11/10/11	BMA	3.482%	270,396
Merrill Lynch	18,200	7/12/08	BMA	3.815%	87,306
Merrill Lynch	22,255	2/12/12	BMA	3.548%	131,206

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2007.
(b)	Variable rate coupon, rate shown as of March 31, 2007.
(c)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	When-Issued security.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $25,911,892 or 0.6% of net assets.
(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(i)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $47,824,139 and gross unrealized depreciation of investments was $16,782,219, resulting in net unrealized appreciation of $31,041,920 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

BMA—Bond Market Association

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CPI—Consumer Price Index

CSOB—Cowlitz Sewer Operation Board

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Administration

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

MBIA—Municipal Bond Investors Assurance

MFHR—Multi-Family Housing Revenue

MTA—Metropolitan Transportation Authority

PCR—Pollution Control Revenue

PSF-GTD—(Texas) Permanent Schools Fund

Q-SBLF—Qualified School Bond Loan Fund

SCSDE—South Carolina State Department of Education

SFMR—Single Family Mortgage Revenue

ST GTD—State Guaranteed

SWDR—Solid Waste Disposal Revenue

SWFR—Solid Waste Facility Revenue

SWR—Solid Waste Revenue

TFA—Transitional Finance Authority

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–102.4%
Long-Term Municipal Bonds–102.0%
California–88.4%
Anaheim Pub Fin Auth (Elec Sys Rev Dist Facs) MBIA 5.00%, 10/01/18	$2,075	$2,140,466
Anaheim Un High Sch Dist FSA Ser A 5.375%, 8/01/19	5,035	5,477,023
Antelope Valley Un High Sch Dist MBIA Ser A 5.375%, 8/01/19	1,000	1,087,950
Antioch Pub Fin Auth (Mun Facs Proj) MBIA Ser B 5.50%, 1/01/16	2,380	2,538,556
Azusa Uni Sch Dist FSA 5.00%, 7/01/24	2,320	2,425,235
Bay Area Infrastructure Fin Auth FGIC 5.00%, 8/01/17	32,350	34,267,708
Bay Area Toll Auth Toll Bridge Rev (San Francisco Bay Area) Ser F 5.00%, 4/01/12	2,910	3,093,243
California Dept of Transp (Fed Hwy Grant Antic Bds) FGIC Ser A 5.00%, 2/01/12–2/01/14	33,375	35,786,649
California Econ Rec Bds FGIC Ser A 5.25%, 1/01/11	12,320	13,038,256
MBIA Ser A 5.00%, 7/01/10	11,620	12,131,048
5.00%, 7/01/11–7/01/12	9,920	10,537,717
Ser A 5.00%, 7/01/08–7/01/09	14,640	14,947,974
5.25%, 1/01/10–7/01/12	51,610	54,235,232
California Ed Facs Auth Rev (University of the Pacific) 5.50%, 11/01/18	2,190	2,368,814
California Infrastructure & Economic Development Bank AMBAC 5.00%, 10/01/15	1,030	1,106,024
California Poll Ctl Fin Auth (Ref-Pacific Gas & Elec) FGIC Ser C 3.50%, 12/01/23(a)	4,390	4,388,595
California Pub Wrks Bd (Ref-Cal St Univ) FGIC 5.00%, 10/01/14	3,740	4,040,322
California Pub Wrks Brd (Dept Health Svcs) MBIA Ser A 5.75%, 11/01/16	5,225	5,559,714
California Pub Wrks Brd (Ref-Dept Corrctns St Prisons) AMBAC Ser A 5.00%, 12/01/19	2,630	2,838,007

Principal Amount (000)		U.S. $ Value

California Rural Home Mtg Fin Auth SFMR (Mortgage-Backed Securities Program) GNMA/FNMA Ser A 6.55%, 6/01/30(a)	$275	$282,475
California Spl Dists Assoc Fin Corp FSA Ser Z 5.50%, 8/01/17	1,000	1,080,370
California State Dept of Wtr Res Pwr Sup Rev Ser A 5.50%, 5/01/09	19,000	19,741,950
Sup Rev (Prerefunded) 5.75%, 5/01/17	2,000	2,217,400
5.875%, 5/01/16	8,000	8,915,680
AMBAC 5.375%, 5/01/18	30,025	32,770,486
AMBAC Ser A 5.50%, 5/01/16	2,140	2,347,987
FGIC Ser 02A 5.125%, 5/01/18	2,800	3,023,804
Ser 02A 5.375%, 5/01/22	2,555	2,788,629
XLCA Ser A 5.375%, 5/01/17	10,660	11,634,750
Rev (Prerefunded) FSA Ser W 5.25%, 12/01/22	260	278,811
Rev (Sys Central Vy Proj) FGIC Ser Y 5.25%, 12/01/18	5,000	5,391,650
MBIA Ser AC 5.00%, 12/01/16	7,400	8,005,320
California State GO 5.00%, 3/01/08–10/01/23	66,205	69,878,366
5.25%, 2/01/11–10/01/20	16,210	17,247,600
5.75%, 10/01/10	2,420	2,586,811
FSA 5.00%, 8/01/16	1,825	1,978,592
5.25%, 2/01/10	5,300	5,542,793
FSA-CR 5.00%, 5/01/12	1,040	1,106,456
MBIA 5.00%, 9/01/16–8/01/24	13,245	14,406,233
(Prerefunded) 5.25%, 9/01/18–9/01/20	3,965	4,180,775
(Various Purposes) 5.00%, 3/01/12–3/01/14	24,630	26,239,057
(Veterans Bds) Ser AN 9.00%, 4/01/08	2,250	2,367,315
California State Univ Headquarters Bldg Auth MBIA Ser B 5.25%, 9/01/22	3,050	3,101,972
California State Univ Rev (Ref Systemwide) AMBAC Ser B 5.00%, 11/01/14	3,475	3,768,568
(Systemwide) FGIC Ser A 5.00%, 11/01/24	1,515	1,593,447

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

California Statewide CDA Rev (Kaiser Permanente) Ser E 3.875%, 4/01/32(a)	$3,225	$3,231,773
Ser F 2.30%, 4/01/33(a)	5,210	5,204,998
California Statewide CDA (Disposal Waste Mgmnt Inc Proj) 2.90%, 4/01/11(a)	3,000	3,000,000
(Redlands Cmnty Hosp) RADIAN Ser A 5.00%, 4/01/12–4/01/13	3,485	3,649,869
(Ref-Southern Calif Ed Co) XLCA Ser B 4.10%, 4/01/28(a)	14,055	14,271,447
California Statewide Communities Development Authority AMBAC 5.60%, 10/01/11	44,800	47,079,872
Castaic Lake Wtr Agy (Ref-Wtr Sys Impt Proj) MBIA Ser A 7.25%, 8/01/08	1,510	1,582,993
Chaffey Cmnty College Dist (Election of 2002) MBIA Ser B 5.00%, 6/01/25	1,440	1,529,021
Chula Vista CFD Spl Tax (No. 06-1 Eastlake Woods Area) Ser A 4.25%, 9/01/08	565	568,283
4.60%, 9/01/09	680	690,350
Compton Cmnty Redev Agy (Ref Tax Alloc Redev Proj) AMBAC Ser A 5.00%, 8/01/09–8/01/11	16,600	17,282,821
Contra Costa County Multi Family Hsg Rev (Pleasant Hill BART Transit-A) AMT 3.95%, 4/15/46(a)	14,710	14,714,413
Cotati-Rohnert Prk Uni Sch Dist (Ref Crossover) FGIC 5.00%, 8/01/20	2,020	2,167,642
CSUCI Fin Auth Rev (For Sale Hsg Construction) Ser A 2.50%, 8/01/34(a)	4,000	3,979,640
Culver City Redev Agy (Tax Alloc Redev Proj) MBIA 5.50%, 11/01/18	1,000	1,077,270
MBIA Ser A 5.50%, 11/01/17	1,270	1,368,641
Culver City Redev Fin Auth (Tax Alloc Redev Project) AMBAC 5.50%, 11/01/14	1,195	1,280,192
Dinuba Redev Agy 4.40%, 10/01/11	3,350	3,341,625
Etiwanda Sch Dist Cmnty Facs Dist No. 3
4.25%, 8/01/07	350	349,171
4.50%, 8/01/08	480	480,360
4.70%, 8/01/09	495	494,213
4.80%, 8/01/10	470	470,865
Fremont Pub Fin Auth Ser A 3.75%, 9/02/11	1,755	1,728,096

Principal Amount (000)		U.S. $ Value

Fullerton Redev Agy (Southern California Optometry) RADIAN 5.00%, 4/01/34(a)	$3,095	$3,095,000
Gateway Uni Sch Dist MBIA Ser A 5.00%, 8/01/24	1,230	1,292,459
Gilroy Uni Sch Dist FGIC 5.25%, 8/01/20	1,900	2,046,851
Golden State Tobacco Securitization Corp (Enhanced Asset Bkd) AMBAC Ser A 5.00%, 6/01/20	10,970	11,337,934
AMBAC Ser B 5.00%, 6/01/38	3,450	3,694,812
Corp (Enhanced Asset Bkd) Prerefunded Ser B 5.50%, 6/01/43	29,020	31,871,795
5.75%, 6/01/22	5,815	5,959,270
Imperial Irrigation Dist (Elec Sys Rev) MBIA 5.00%, 11/01/18	1,500	1,541,715
Imperial Redev Agy (Redev Proj Sub Nts) 4.50%, 12/01/11	240	240,161
Industry Public Fac Auth MBIA 4.50%, 5/01/10	1,895	1,946,961
Kern High Sch Dist MBIA Ser A 6.30%, 2/01/11	1,000	1,096,360
Kern High Sch Dist ETM 7.10%, 8/01/11	1,000	1,141,100
Lincoln (Cmnty Facs Dist No 2003-1) Spl Tax 5.35%, 9/01/16	715	739,625
5.90%, 9/01/24	1,120	1,169,213
Loma Linda Hosp Rev (Loma Lind Univ Med Ctr) Ser A 5.00%, 12/01/13–12/01/14	7,430	7,829,956
Long Beach Bd Fin Auth Lease Rev (Civic Ctr Proj) MBIA Ser A 5.00%, 10/01/17	3,130	3,213,915
(Pub Safety Facs Projs) AMBAC 5.25%, 11/01/19–11/01/22	3,765	4,009,653
Los Altos Sch Dist MBIA Ser B 5.00%, 8/01/18	2,000	2,116,880
Los Angeles MBIA Ser A 5.00%, 9/01/16	3,240	3,476,326
Los Angeles Cmnty College Dist MBIA Ser A 5.00%, 6/01/26	9,995	10,579,108
Los Angeles Cmnty Redev Agy (Tax Alloc Sub Lien Bunker Hill) Ser L 3.50%, 3/01/08–3/01/09	2,560	2,517,960
Los Angeles Cnty COP (Antelope Valley Courthouse) AMBAC Ser A 5.75%, 11/01/19	2,815	3,022,100
Los Angeles Cnty Metropolitan Transp Auth FSA 5.00%, 7/01/14–7/01/15(b)	10,075	10,958,998

30	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Transp Auth (Cap Grant Rcpts Gold Line Proj) FGIC Ser A 5.00%, 10/01/10–10/01/12	$16,470	$17,161,908
Transp Auth (Proposition A First Tier Senior) AMBAC Ser A 5.00%, 7/01/14–7/01/15	2,860	3,110,122
Transp Auth (Proposition C Second Senior) MBIA Ser A 5.00%, 7/01/10	2,290	2,394,287
Los Angeles Cnty Pub Wrks Fin Auth (Regional Park & Open Spaces Dist) AMBAC Ser A 5.50%, 10/01/08	3,195	3,258,069
Lease Rev (Ref Master Ref Proj) MBIA Ser A 5.00%, 12/01/09–12/01/11	11,565	12,079,778
Los Angeles COP (Equip & Real Ppty Pg) MBIA Ser AU 5.00%, 10/01/08	9,300	9,503,763
Los Angeles County Metropolitan Transp Authority AMBAC 5.00%, 7/01/14	3,930	4,262,124
Los Angeles County Public Works Fin Auth FGIC 5.00%, 9/01/08–9/01/13	21,480	22,929,811
MBIA Park and Open Space 5.00%, 10/01/07–10/01/15(b)	32,035	33,940,337
Los Angeles Dept of Wtr & Pwr (Pwr Sys Ser Sub Ser A-1) Ser A 5.00%, 7/01/09	15,245	15,709,820
(Pwr Sys Ser) FSA Ser A 5.25%, 7/01/18	2,040	2,162,135
MBIA Ser A 5.375%, 7/01/18	5,000	5,323,650
(Pwr Sys) MBIA Ser B 5.00%, 7/01/11–7/01/12	5,485	5,818,105
Los Angeles Sanitation Equip Charge FSA Ser A 5.25%, 2/01/19–2/01/20	8,355	8,818,112
Los Angeles Uni Sch Dist AMBAC 5.00%, 7/01/13	3,260	3,505,380
FGIC Ser A-1 5.00%, 7/01/20	5,640	6,036,436
FSA 5.00%, 7/01/16	10,140	11,088,496
FSA Ser A 5.00%, 7/01/22	4,900	5,280,142
5.25%, 7/01/20	1,470	1,604,431
MBIA 5.25%, 7/01/14	8,285	9,023,276
MBIA Ser A 5.00%, 7/01/11	2,200	2,324,476
5.25%, 7/01/12	1,755	1,892,978
MBIA Ser A-2 5.00%, 7/01/20	11,000	11,773,190
(Election of 1997) MBIA Ser E 5.50%, 7/01/15	8,940	9,766,592

Principal Amount (000)		U.S. $ Value

(Election of 2004) AMBAC Ser E 5.00%, 7/01/15	$3,090	$3,363,774
(Election of 2005) AMBAC Ser B 5.00%, 7/01/12	2,330	2,485,574
AMBAC Ser C 5.00%, 7/01/12	6,030	6,432,623
(Prerefunded) FGIC Ser D 5.625%, 7/01/15	1,295	1,377,750
MBIA Ser A 5.375%, 7/01/17	6,910	7,589,806
MBIA 5.00%, 1/01/28	3,800	4,094,804
5.75%, 7/01/15	5,000	5,706,850
Los Gatos-Saratoga Joint Union High Sch Dist (Election of 1998) Ser B 5.75%, 12/01/19–12/01/20	2,470	2,679,135
Mammoth Uni Sch Dist (Capital Appreciation) MBIA Zero Coupon, 8/01/21	1,100	603,922
Zero Coupon, 8/01/22	1,000	522,570
Metropolitan Wtr Dist of Southern California (Wtrwrks Rev) 5.75%, 7/01/21	2,045	2,370,114
MBIA Ser B-3 5.00%, 10/01/18	3,410	3,672,297
ETM 5.75%, 7/01/21	1,615	1,873,368
Mount San Antonio Cmnty College Dist (Ref 2001 Election) MBIA Ser A 5.00%, 8/01/14	5,610	5,984,411
MSR Pub Pwr Agy (San Juan Proj) MBIA Ser G 5.30%, 7/01/12	5,930	6,014,265
Northern California Pwr Agy Pub Pwr Rev AMBAC Ser A 5.80%, 7/01/09	1,815	1,901,340
Rev (Ref Hydroelec Proj No.1) MBIA Ser A 5.00%, 7/01/17	2,685	2,754,139
Rev ETM AMBAC Ser A 5.80%, 7/01/09	935	980,506
Oakland Uni Sch Dist (Election 2000) MBIA 5.00%, 8/01/10–8/01/13	10,555	11,153,536
Orange Cnty Local Transp Auth Sales Tax Rev (Measure M Second Sr) AMBAC Ser A 5.70%, 2/15/10	2,000	2,116,020
MBIA Ser A 5.50%, 2/15/10	5,630	5,926,194
Orange Cnty Pub Fin Auth Lease Rev MBIA 5.00%, 7/01/11–7/01/13	21,070	22,547,317
Pasadena Uni Sch Dist FGIC Ser B 5.00%, 7/01/20	2,050	2,134,603

Schedule of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Pittsburg Redev Agy (Res Mtg Rev) ETM FHLMC/FNMA 9.60%, 6/01/16	$1,000	$1,415,390
Pomona Public Fin Auth AMBAC 5.00%, 2/01/11	1,635	1,719,661
Rancho Santiago Cmnty College Dist FSA 5.00%, 9/01/25	2,275	2,419,303
Rancho Wtr Dist Fin Auth FSA Ser A 5.50%, 8/01/12	1,075	1,155,625
Redding Joint Pwrs Fin Auth (Elec Sys Rev) MBIA Ser A 6.25%, 6/01/09	1,000	1,057,700
Riverside Swr Rev FGIC 7.00%, 8/01/08	1,000	1,045,790
Sacramento Area Flood Ctl Agy (Capital Assmt Dist No.2-North Area) AMBAC 5.00%, 10/01/09	1,000	1,032,600
Sacramento City Fin Auth (Capital Impt) AMBAC Ser A 5.50%, 12/01/17	5,930	6,377,834
Sacramento City Fin Auth (City Hall & Redev Projs) FSA Ser A 5.375%, 12/01/18	1,440	1,573,574
Sacramento City Fin Auth (Lease Rev) Ser B 5.40%, 11/01/20	2,000	2,210,500
Sacramento Cnty Sanitation Dist Fin Auth Rev AMBAC 5.50%, 12/01/21	1,100	1,282,941
Ser A 5.60%, 12/01/16	3,055	3,057,719
Salinas Pub Fin Auth (Ref Assmt Dists Ref Sub) 5.00%, 9/02/09	295	302,115
5.25%, 9/02/11	310	320,537
Ser B 4.75%, 9/02/08	375	379,327
Salinas Union High Sch Dist FGIC Ser A 5.25%, 10/01/20–10/01/21	4,630	5,074,341
San Bernardino Cnty COP (West Valley Det Ctr Ref) MBIA Ser A 5.25%, 11/01/17	7,495	8,070,091
San Diego Cnty (Edgemoor Proj & Regional Sys) AMBAC 5.00%, 2/01/15	2,000	2,166,660
San Diego Cnty Regional Transp Commission (Sales Tax Rev) FGIC Ser A 5.25%, 4/01/08	2,360	2,401,512
San Diego Uni Sch Dist (Election 1998) FGIC Ser D 5.25%, 7/01/25	2,170	2,348,309
San Francisco City & Cnty Arpt Commission (Int’l Arpt Rev Second) AMT FSA Ser 15A 5.00%, 5/01/18	2,420	2,481,468

Principal Amount (000)		U.S. $ Value

San Francisco City & Cnty Pub Util Commission MBIA 5.25%, 10/01/14	$5,130	$5,565,281
San Jose Arpt Rev AMT FSA Ser B 5.00%, 3/01/08	3,180	3,219,050
San Jose Redev Agy Tax Alloc (Merged Area Redev) PreRefunded ETM MBIA 6.00%, 8/01/15	330	384,707
(Merged Area Redev) Unrefunded Balance MBIA 6.00%, 8/01/15	670	773,796
San Mateo Cnty Cmnty College Dist (Election 2001) FGIC Ser A 5.375%, 9/01/20	1,140	1,229,308
San Mateo Cnty Trans Dist MBIA Ser A 5.50%, 6/01/16	1,430	1,623,579
San Ramon Valley Uni Sch Dist (Election 2002) FSA 5.25%, 8/01/20	1,000	1,087,900
Santa Clara Cnty Fin Auth (Lease Rev) AMBAC Ser A 5.00%, 11/15/17	6,390	6,571,796
Santa Clara Redev Agy (Tax Alloc Bayshore North Proj) MBIA 5.00%, 6/01/15	1,000	1,002,200
Santa Fe Springs Cmnty Dev Commission MBIA Ser A 5.375%, 9/01/17	1,460	1,553,367
South Orange Cnty Pub Fin Auth (Foothill Area) FGIC Ser C 8.00%, 8/15/09	1,100	1,208,141
Southern California Pub Pwr Auth (San Juan Pwr) FSA Ser B 5.25%, 1/01/20(a)	21,400	22,973,542
California State GO 5.00%, 3/01/15–12/01/15	7,365	7,960,036
MBIA 5.25%, 7/01/13	5,250	5,711,738
Taft Pub Fin Auth (Cmnty Correctional Fac Proj) Ser A 5.95%, 1/01/11	2,130	2,155,049
Tahoe-Truckee Uni Sch Dist No. 1 MBIA 5.50%, 8/01/19	1,185	1,362,797
Tobacco Securitization Auth of Northern California (Asset Bkd Bds) Ser A 5.375%, 6/01/41	13,025	13,935,838
Tobacco Securitization Auth of Southern California (Asset Bkd Bds) Ser B 6.00%, 6/01/43	9,065	10,071,396
(Asset Bkd Bds) PreRefunded Ser A 5.50%, 6/01/36	7,925	8,619,943
Univ of California AMBAC Ser A 5.00%, 5/15/11	1,835	1,934,512

32	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

AMBAC Ser B 5.00%, 5/15/12	$2,780	$2,958,865
FSA 5.00%, 5/15/16	6,220	6,800,761
FSA Ser F 5.00%, 5/15/10	2,000	2,084,700
MBIA 5.00%, 5/15/13–5/15/15(b)	14,040	15,093,912
Upland Cmnty Redev Agy Tax Alloc Notes (Magnolia Redev Proj) 3.90%, 11/01/09	2,625	2,643,428
Walnut Pub Fin Auth Tax Alloc (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,227,492

		1,200,626,004

Arizona–0.1%
Pima County IDA (Horizon Cmnty Learning Center) 4.45%, 6/01/14	750	735,458

Colorado–0.0%
Denver City & Cnty (Airport Rev) AMT Ser D 7.75%, 11/15/13	500	556,670

Florida–2.7%
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16	1,920	1,938,624
Arborwood CDD (Center Home Proj) 5.10%, 5/01/16	1,000	996,020
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	840	828,215
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Ser B 7.125%, 5/01/22	860	917,792
Chapel Creek CDD 5.20%, 5/01/11	1,590	1,592,910
Concorde Estates CDD Ser 04B 5.00%, 5/01/11	595	593,923
Dupree Lakes CDD 5.00%, 11/01/10	430	429,123
Durbin Crossing CDD (Spl Assmt) Ser B-2 4.875%, 11/01/10	2,140	2,118,857
Fiddlers Creek CDD No. 2 (Spl Assmt) Ser B 5.75%, 5/01/13	1,235	1,277,249
Fishhawk CDD II (Spl Assmt) Ser B 5.00%, 11/01/07	10	10,006
Gateway CDD (Sun City Center) Ser 03B 5.50%, 5/01/10	610	614,959
Lake Ashton II CDD (Capital Impt Rev) Ser B 4.875%, 11/01/10	665	661,422

Principal Amount (000)		U.S. $ Value

Lakewood Ranch Stewardship District 5.00%, 5/01/13	$1,200	$1,197,576
Meadow Pointe III CDD (Capital Impt Rev) Ser 2004-1 4.80%, 11/01/09	990	982,169
Miami Beach Hlth Facs Auth Hosp Rev (Mount Sinai Med Ctr) Ser 04 6.75%, 11/15/24	2,400	2,735,400
Middle Village CDD (Spl Assmt) Ser B 5.00%, 5/01/09	320	319,613
Monterra CDD (Spl Assmt) Ser B 5.00%, 11/01/10	2,400	2,388,672
5.125%, 11/01/14	1,185	1,171,811
New River CDD 5.00%, 5/01/13	1,735	1,723,410
Palm Glades CDD 4.85%, 8/01/11	855	848,528
Paseo CDD 5.00%, 2/01/11	890	887,241
Paseo CDD (Capital Impt Rev) Ser B 4.875%, 5/01/10	875	870,896
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,065	2,085,030
Rolling Hills CDD 5.125%, 11/01/13	2,030	2,031,807
Sandy Creek CDD (Spl Assmt) Ser B 5.00%, 11/01/10	1,000	992,610
Shingle Creek CDD 5.75%, 5/01/15	3,000	3,102,030
Sterling Hill CDD (Capital Impt) Ser B 5.50%, 11/01/10	430	433,793
Tern Bay CDD (Capital Impt Rev) Ser B 5.00%, 5/01/15	1,025	1,017,753
Venetian CDD (Capital Impt) Ser B 5.95%, 5/01/12	255	264,629
Villasol CDD (Spl Assmt Rev) Ser B 5.375%, 5/01/08	205	205,492
Waterford Estates CDD 5.125%, 5/01/13	1,000	1,004,460

		36,242,020

Guam–0.4%
Guam Govt Wtrwrks Auth (Wtr & Wastewtr Sys Rev) 5.00%, 7/01/12	1,270	1,302,067
5.50%, 7/01/16	1,500	1,599,435
Guam Govt Wtrwrks Auth Cops Prerefunded 5.18%, 7/01/15	2,546	2,626,630

		5,528,132

Schedule of Investments—California Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Illinois–0.4%
Bolingbrook Sales Tax Rev 6.00%, 1/01/26(c)	$4,450	$4,431,399
Pingree Grove Village II (CamBrdg Lakes Proj) Ser 5-1 5.25%, 3/01/15	909	914,090

		5,345,489

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.448%, 10/01/09(a)	3,100	2,973,086

Louisiana–0.2%
Coves of the Highland County Community Development District 5.60%, 11/01/21	3,200	3,191,840

Nevada–0.3%
Clark Cnty Spl Impt Dist No 142 5.30%, 8/01/11	1,995	2,046,850
Henderson Local Impt Dists No. T-16 4.75%, 3/01/13	325	328,517
Las Vegas Spl Impt Dist No. 607 (Loc Impt Bds) 4.80%, 6/01/09	1,620	1,622,867

		3,998,234

New York–0.9%
New York City Ser G 5.00%, 8/01/11	9,395	9,863,153
Ser H 5.00%, 8/01/11	1,700	1,784,711

		11,647,864

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev Ser C 5.30%, 1/01/15	3,580	3,814,526

Ohio–0.2%
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Ser A 7.00%, 8/01/21	2,865	2,908,405

Pennsylvania–0.3%
Beaver Cnty IDA PCR (Cleveland Electric Proj) Ser 98 3.75%, 10/01/30(a)	3,415	3,401,784

Puerto Rico–6.8%
Commonwealth of Puerto Rico FGIC 5.25%, 7/01/10	2,000	2,100,000
FSA Ser C 5.00%, 7/01/21(a)	2,675	2,721,251
MBIA-IBC 5.50%, 7/01/08	2,870	2,939,683
Ser A 5.00%, 7/01/30(a)	3,215	3,357,746

Principal Amount (000)		U.S. $ Value

Ser C 5.00%, 7/01/18(a)	$6,010	$6,097,746
(Ref Pub Impt) MBIA-IBC Ser A 5.50%, 7/01/15	5,410	6,071,481
Govt Dev Bk 5.00%, 12/01/11	1,000	1,046,390
Puerto Rico Hwy & Transp Auth AMBAC 5.50%, 7/01/10	890	941,408
Rev FSA Ser AA 5.00%, 7/01/26(a)	31,130	32,392,321
Puerto Rico Hwy & Transp Auth Transp Rev 5.00%, 7/01/07	3,340	3,347,348
Transp Rev (Escrowed to Maturity) AMBAC Ser A 5.50%, 7/01/10	1,610	1,703,219
Puerto Rico Infrastructure Fin Auth AMBAC Ser C 5.50%, 7/01/15	4,155	4,663,032
Puerto Rico Mun Fin Agy FSA 5.00%, 8/01/14	1,000	1,082,030
FSA Ser C 5.00%, 8/01/13	6,095	6,548,590
Ser A 5.00%, 8/01/10	3,915	4,046,622
Puerto Rico Pub Bldg Auth 5.50%, 7/01/12	1,140	1,224,520
Puerto Rico Pub Bldg Auth Rev FSA Ser L 5.60%, 7/01/08	2,500	2,563,725
Puerto Rico Pub Bldg Auth Rev (Govt Facs) FGIC Ser H 5.25%, 7/01/14	3,115	3,416,999
Puerto Rico Pub Fin Corp. (Commonwealth Appropriation) MBIA Ser A 5.25%, 8/01/29(a)	4,365	4,657,237
Puerto Rico Public Bldg Auth 5.25%, 7/01/11	1,000	1,051,850

		91,973,198

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Ser B 5.375%, 12/01/16	1,875	1,922,662

Texas–0.1%
Willacy County TX (Loc Govt Corp Proj) 6.00%, 3/01/09	825	836,171

Trust Territories–0.2%
Commonwealth of the Northern Mariana Islands ACA Ser A 6.00%, 6/01/14	2,830	3,012,620

Virginia–0.4%
Broad Street CDA 7.125%, 6/01/15	1,190	1,331,705

34	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

Celebrate North CDD Spl Assmt Rev (Celebrate VA) Ser B 6.25%, 3/01/18	$1,250	$1,331,175
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	3,310	3,346,973

		6,009,853

Total Long-Term Municipal Bonds (cost $1,372,161,285)		1,384,724,016

SHORT-TERM MUNICIPAL NOTES–0.4%
California–0.4%
California Hsg Fin Agy (Var Home Mtg) AMBAC Ser F 3.70%, 2/01/33(d)(e)	700	700,000
California State Dept of Wtr Res Pwr Sup Rev Ser B4 3.61%, 5/01/22(d)(e)	1,500	1,500,000

Principal Amount (000)		U.S. $ Value

Irvine Ranch Wtr Dist 3.70%, 10/01/09(d)(e)	$2,900	$2,900,000

Total Short-Term Municipal Notes (cost $5,100,000)		5,100,000

Total Investments—102.4%
(cost $1,377,261,285)(f)		1,389,824,016

Other assets less liabilities—(2.4)%		(32,208,723)

Net Assets—100.0%		$1,357,615,293

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$10,300	6/22/07	BMA	2.962%	$(16,837)
Citigroup	12,800	11/10/26	3.884%	BMA	56,152
JP Morgan	9,800	4/05/07	BMA	2.988%	(14,810)
JP Morgan	5,800	10/01/07	BMA	3.635%	3,321
JP Morgan	35,700	11/10/11	BMA	3.482%	88,076
Merrill Lynch	6,000	7/12/08	BMA	3.815%	28,782
Merrill Lynch	1,380	2/12/12	BMA	3.548%	8,136

(a)	Variable rate coupon, rate shown as of March 31, 2007.
(b)	When-Issued security.
(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)	Position, or a portion thereof, has been segregated to collateralize when issued securities.
(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	At March 31, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $16,739,974 and gross unrealized depreciation of investments was $4,177,243, resulting in net unrealized appreciation of $12,562,731 (excluding swap transactions).

Glossary:

ACA—American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

BART—Bay Area Rapid Transit

BMA—Bond Market Association

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CSUCI—California State University Channel Islands

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

GO—General Obligation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

PCR—Pollution Control Revenue

RADIAN—Radian Group, Inc.

SFMR—Single Family Mortgage Revenue

SWFR—Solid Waste Facility Revenue

XLCA—XL Capital Assurance Inc.

See Notes to Financial Statements.

Schedule of Investments—California Municipal Portfolio	35

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.9%
LONG-TERM MUNICIPAL BONDS–98.4%
New York–84.1%
Albany Cnty FGIC 5.00%, 10/01/12	$1,100	$1,146,915
City of New York 5.00%, 4/01/12–3/01/16	25,320	26,985,199
5.25%, 8/01/15	1,510	1,629,154
MBIA-IBC 5.00%, 8/01/16	2,350	2,516,309
City of Yonkers MBIA 5.00%, 12/01/10–8/01/14	15,670	16,595,135
Dutchess Cnty Resource Recovery Agy (Solid Waste Sys) BANS 3.65%, 12/28/07	6,800	6,759,812
Erie Cnty IDA Sch Fac Rev (Buffalo Sch Dist Proj) FSA 5.75%, 5/01/24	1,520	1,688,386
(City Sch Dist Buffalo Dist Proj) FSA 5.00%, 5/01/10–5/01/14	3,340	3,518,796
Long Island Pwr Auth Elect Sys Rev 5.00%, 6/01/09	7,500	7,693,800
AMBAC 5.00%, 4/01/10	3,530	3,663,893
5.25%, 4/01/09	4,550	4,693,052
5.50%, 12/01/09	1,180	1,234,764
FSA 5.00%, 12/01/15	2,340	2,400,793
MBIA 5.00%, 5/01/13–5/01/15	22,780	24,512,616
5.125%, 4/01/11	4,085	4,187,779
MBIA Gen-Ser D 5.00%, 9/01/12	10,000	10,636,600
MBIA Gen-Ser F 5.00%, 5/01/16	11,630	12,627,272
MBIA-IBC 5.50%, 12/01/23	5,300	5,467,480
(Prerefunded) FSA 5.125%, 12/01/22	795	816,775
(Unrefunded) FSA 5.125%, 12/01/22	1,705	1,752,092
MTA FGIC 5.25%, 11/15/16	2,590	2,885,571
Ser B 5.00%, 11/15/16–11/15/17	6,535	7,069,857
(Dedicated Tax Fd) FSA 5.25%, 11/15/12–4/01/15	15,285	16,699,132
MBIA 5.00%, 11/15/11	1,865	1,973,394
5.25%, 11/15/13	2,660	2,903,071

Principal Amount (000)		U.S. $ Value

MTA Commuter Facs Ser A 5.25%, 7/01/28	$2,780	$2,958,782
ETM AMBAC 5.00%, 7/01/20	1,260	1,288,854
MBIA 6.10%, 7/01/09	1,495	1,576,358
MTA New York Svc Contract MBIA 6.30%, 7/01/07	2,400	2,415,768
MBIA Ser B 5.50%, 1/01/13	4,090	4,471,842
(Trans Facs Rev) AMBAC 5.00%, 7/01/18	1,000	1,060,470
ETM AMBAC Ser 0 5.75%, 7/01/08	1,910	1,961,188
Ser 7 5.45%, 7/01/07	1,250	1,255,638
MTA Rev AMBAC Ref Ser A 5.50%, 11/15/18	5,325	5,770,170
MTA Transp Rev MBIA 5.00%, 11/15/10	10,150	10,627,151
Nassau Cnty IDA 5.625%, 11/01/10	500	510,375
Nassau County Interim Fin Auth AMBAC 5.00%, 11/15/12–11/15/14	17,050	18,275,355
5.375%, 11/15/15–11/15/16	3,770	4,048,155
Nassau Cnty AMBAC 5.50%, 7/01/10	1,120	1,182,384
6.00%, 7/01/11	1,000	1,090,280
FGIC 6.00%, 7/01/12–7/01/13	2,000	2,231,450
MBIA 5.40%, 1/15/10	1,090	1,139,650
Nassau County Tobacco Settlement Corporation 6.50%, 7/15/27	1,445	1,550,832
New York City 5.00%, 8/01/07–4/01/11	23,495	24,209,442
5.25%, 8/01/07–8/01/17	23,805	25,102,603
5.50%, 8/01/07–8/01/09	18,730	19,460,622
AMBAC 7.25%, 8/15/07	1,265	1,281,698
FSA 5.25%, 8/01/12–8/01/14	13,615	14,666,133
MBIA-IBC 5.00%, 8/01/13–8/01/23	4,680	4,953,613
5.75%, 8/01/11	7,570	8,190,816
6.50%, 11/01/09	3,345	3,578,849
Ser 4B 5.00%, 8/01/10	1,125	1,169,235
Ser D 5.00%, 8/01/09	17,135	17,629,859
Ser G 5.00%, 8/01/10–8/01/11	2,540	2,650,383
Ser H 5.00%, 8/01/11	1,080	1,133,816

36	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

New York City (Prerefunded) MBIA-IBC 5.25%, 8/01/21	$390	$396,010
XLCA-ICR 6.50%, 5/15/17	2,740	2,999,012
New York City GO Ser 03C 5.50%, 9/15/19	1,000	1,087,440
Ser 4G 5.00%, 8/01/12	3,910	4,139,869
Ser I 5.00%, 8/01/10	5,265	5,472,020
New York City HDC 4.25%, 5/01/10	3,420	3,463,776
New York City Hlth & Hosp Corp AMBAC 5.00%, 2/15/10	9,475	9,806,341
New York City Housing Dev Corp Ser H-2 3.95%, 11/01/10	10,690	10,682,624
New York City IDA (Agysterminal One Grp Assn Proj) 5.00%, 1/01/08–1/01/09	5,745	5,815,906
(Magen David Yeshivah Proj) ACA 4.99%, 6/15/13	7,155	7,393,118
(Polytech Univ Proj) 5.75%, 11/01/11–11/01/12	3,775	3,911,495
6.00%, 11/01/20	1,045	1,088,576
New York City Muni Wtr Fin Auth 5.00%, 6/15/10–6/15/12	9,975	10,482,641
5.25%, 6/15/11	1,000	1,061,290
5.50%, 6/15/17	2,460	2,643,688
6.00%, 6/15/10	1,395	1,496,486
FSA-CR 5.00%, 6/15/11	6,215	6,545,887
(Prerefunded) AMBAC 5.75%, 6/15/26	5,000	5,071,100
Wtr & Swr Sys Rev 6.00%, 6/15/09	1,485	1,561,166
AMBAC 5.875%, 6/15/12–6/15/13	10,060	11,164,932
New York City TFA 5.00%, 2/15/09–5/01/26	44,205	46,728,128
5.125%, 11/01/15	1,185	1,233,004
5.25%, 5/01/12	4,185	4,300,924
5.25%, 2/01/13–2/01/21	11,485	12,297,718
5.375%, 2/15/18	3,350	3,543,362
5.50%, 2/01/10–2/01/17	5,330	5,663,935
AMBAC 5.25%, 8/01/20	3,000	3,205,520
FGIC-TCRS 5.00%, 11/01/13	18,225	19,618,119
5.50%, 11/01/13	7,075	7,737,078
FSA 5.25%, 2/01/14	7,800	8,436,402
MBIA Ser E 5.25%, 2/01/21	2,000	2,136,140

Principal Amount (000)		U.S. $ Value

MBIA-IBC 5.00%, 2/01/10	$1,285	$1,332,853
5.375%, 2/01/14 Ser 02A	3,610	3,910,532
5.50%, 11/01/26(a)	17,830	19,145,497
Ser B 5.25%, 2/01/29(a)	2,790	2,939,711
(Prerefunded) 5.00%, 5/01/26	2,375	2,434,565
5.25%, 5/01/15	1,915	1,997,326
5.50%, 2/01/17	7,555	8,129,180
New York City Transit Auth/Metropolitan Transn Auth/Triborough Bridge & Tunnel AMBAC 5.50%, 1/01/08	1,560	1,581,746
New York City 5.00%, 8/01/10–11/01/16	15,310	16,432,018
5.25%, 8/01/14–2/01/15	7,205	7,839,017
New York Liberty Dev Corp Rev 6.125%, 2/15/19	2,250	2,352,983
New York Local Govt Assist Corp FSA GO OF CORP 5.00%, 4/01/13	4,230	4,534,814
6.00%, 4/01/08	3,035	3,100,283
FGIC 5.00%, 4/01/15	1,355	1,393,753
FSA 5.00%, 4/01/11	9,470	9,958,841
New York Mrtg Ag 4.50%, 4/01/23	4,220	4,224,558
5.50%, 10/01/28	950	966,425
The New York Power Auth 5.00%, 11/15/20	2,680	2,828,633
New York State Brdg Auth 5.00%, 1/01/17	4,575	4,814,959
New York State Dorm Auth 4.00%, 7/01/07	1,305	1,306,070
5.00%, 3/15/11	3,035	3,188,844
5.25%, 11/15/23(a)	4,960	5,291,179
5.25%, 11/15/13	4,965	5,341,248
5.375%, 3/15/21	5,220	5,703,215
5.50%, 7/01/23(a)	1,940	1,941,048
5.75%, 7/01/09	1,125	1,157,040
AMBAC 5.00%, 7/01/09	1,005	1,034,989
5.125%, 2/15/08	1,000	1,012,980
5.25%, 7/01/18–7/01/19	2,325	2,474,660
5.75%, 7/01/09	3,630	3,739,372
FGIC 5.00%, 7/01/16	14,015	15,174,040
5.50%, 3/15/14	4,750	5,202,580
FGIC-TCRS 5.25%, 3/15/10	3,150	3,294,049
5.50%, 5/15/09	4,055	4,213,672
FSA 5.00%, 1/15/09–3/15/13	4,425	4,648,225
5.75%, 7/01/13	1,135	1,198,764

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

FSA-CR 5.75%, 7/01/09	$2,000	$2,060,260
MBIA 5.25%, 7/01/11	1,085	1,116,595
6.00%, 5/15/16	6,055	6,538,976
MBIA-IBC 5.20%, 2/15/14–2/15/16	11,890	12,299,017
5.50%, 5/15/09–3/15/11	5,470	5,812,092
5.875%, 5/15/11	6,625	7,190,974
SONYMA 5.00%, 11/01/11	3,875	4,034,224
New York State Dorm Auth (Columbia Univ) 5.75%, 7/01/07–7/01/10	5,120	5,382,348
(Mental Hlth Svcs Facs) 5.00%, 2/15/08–2/15/10	12,370	12,648,191
FSA Ser 1 5.125%, 1/15/13	1,880	1,946,232
MBIA-IBC 5.25%, 2/15/19	1,780	1,836,568
(Mental Hlth Svcs Facs) Prerefunded FSA 5.75%, 8/15/11–2/15/12	2,075	2,217,096
5.875%, 2/15/13	2,205	2,364,642
MBIA 5.00%, 8/15/17	5	5,145
(Mental Hlth Svcs Facs) Unrefunded 5.70%, 2/15/09	460	469,844
5.75%, 7/01/07	1,015	1,020,075
6.50%, 2/15/09	1,505	1,579,588
FSA 5.75%, 8/15/11–2/15/12	85	90,476
5.875%, 2/15/13	100	106,750
MBIA 5.00%, 8/15/17	4,855	4,981,521
MBIA Ser D 5.25%, 2/15/13	1,110	1,143,489
(NY University) MBIA 5.00%, 7/01/11	1,815	1,912,574
5.75%, 7/01/12	1,540	1,695,232
MBIA Ser A 6.00%, 7/01/18	1,000	1,188,580
New York State Dormitory Auth Lease Rev 5.375%, 7/01/19	1,400	1,516,270
FGIC 5.50%, 7/01/17–7/01/20	2,640	2,837,683
MBIA 5.00%, 7/01/14–7/01/15	11,080	11,990,344
New York State Dormitory Auth Lease Rev (Court Facs Westchester Cnty) 5.125%, 8/01/12	1,000	1,036,560
5.25%, 8/01/13–8/01/17	3,205	3,329,194
New York State Dorm Auth 3.875%, 2/15/12	1,000	997,550

Principal Amount (000)		U.S. $ Value

4.00%, 2/15/14–8/15/15	$5,425	$5,410,071
4.00%, 2/15/13–2/15/14	3,610	3,639,123
5.00%, 7/01/08–3/15/13	23,350	24,477,170
AMBAC 5.00%, 3/15/15	1,650	1,789,392
6.125%, 7/01/12	1,000	1,084,170
FSA 5.00%, 2/15/16	3,830	4,137,051
New York State Energy Research & Dev Auth MBIA 3.25%, 4/01/34(a)	17,725	17,419,953
New York State Enviro Facs 5.00%, 6/15/18–6/15/19	2,730	2,854,761
FGIC 5.00%, 12/15/23	1,060	1,126,685
(Mun Wtr Proj) 5.00%, 6/15/11–6/15/25	24,335	25,728,052
5.25%, 6/15/14	1,640	1,803,590
5.50%, 6/15/15	6,510	7,326,745
(Pers Inc Tax) FGIC 5.25%, 1/01/19–1/01/20	3,340	3,617,955
(Wtr Rev NYC 02) Prerefunded 5.75%, 6/15/11	4,770	5,169,774
(Wtr Rev NYC 02) Unrefunded 5.75%, 6/15/07–6/15/11	760	822,768
(Wtr Revolv Fd) 5.00%, 6/15/15	3,300	3,533,574
5.375%, 11/15/18	1,485	1,575,555
(Wtr Revolv Fd) Prerefunded 5.15%, 10/15/19	185	192,961
5.75%, 6/15/11	1,490	1,614,877
5.875%, 7/15/20	440	466,255
(Wtr Revolv Fd) Unrefunded 4.95%, 6/15/10	1,730	1,751,746
5.20%, 12/15/15	225	227,914
5.875%, 7/15/20	4,560	4,812,533
MBIA 5.50%, 6/15/07	5,000	5,018,500
5.00%, 6/15/14–6/15/16	7,750	8,358,004
New York State HFA 5.00%, 3/15/09	1,695	1,736,324
5.25%, 3/15/20–9/15/21	5,440	5,907,514
6.00%, 11/01/07	1,160	1,170,602
MBIA-IBC 5.50%, 9/15/18	2,720	2,793,168
New York State Thruway Auth 5.00%, 4/01/09	5,775	5,924,572
5.25%, 4/01/16–4/01/18	14,860	15,775,376
5.50%, 4/01/11–4/01/12	7,240	7,778,427
AMBAC 5.00%, 1/01/11–3/15/15	30,830	32,981,732
5.25%, 4/01/11–4/01/14	20,615	22,135,600
FGIC 5.00%, 4/01/13–4/01/18	17,810	19,053,363
FSA 5.00%, 3/15/11–4/01/17	33,235	35,668,250
5.25%, 4/01/08	2,750	2,794,605

38	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

MBIA 5.00%, 3/15/19–4/01/24	$3,560	$3,779,390
5.10%, 4/01/10	1,050	1,094,289
5.25%, 4/01/11–4/01/13	12,815	13,748,681
5.375%, 4/01/09	3,500	3,595,480
Ser 63A 5.00%, 3/15/09	4,780	4,901,030
(Pers Inc Tax) FSA Ser A 5.00%, 3/15/18	1,930	2,069,751
New York State Thruway Auth Hwy & Brdg Tr Fd FSA Ser 5B 5.00%, 4/01/14	64,415	69,490,902
New York State Thruway Authority FGIC 5.00%, 4/01/16	10,000	10,848,900
MBIA 5.25%, 4/01/13	1,120	1,213,778
New York State UDC 5.25%, 1/01/21	10,200	10,467,138
AMBAC 5.00%, 12/15/20	6,265	6,711,507
5.25%, 1/01/16	2,330	2,418,121
XLCA 5.25%, 1/01/11	2,310	2,436,380
New York State UDC 5.00%, 3/15/16	1,930	2,092,043
Niagara Falls Bridge Commission FGIC 6.30%, 10/01/12	4,670	5,293,211
Onondaga County 5.70%, 4/01/09–4/01/11	5,200	5,508,408
Port Auth of NY & NJ (Cons 117th) FGIC 5.125%, 11/15/15	1,355	1,392,533
Port Auth of NY & NJ (Cons 126th) FGIC 5.25%, 11/15/08	11,570	11,853,465
5.50%, 11/15/09–11/15/10	18,850	19,827,137
Port Auth of NY & NJ (JFK Intl Air Term 6) MBIA 6.25%, 12/01/08	2,090	2,171,071
State of New York AMBAC 5.00%, 7/15/17	2,045	2,102,015
5.625%, 8/15/08	4,245	4,272,338
Suffolk County Wtr Auth MBIA 5.10%, 6/01/08	1,000	1,017,206
Tobacco Settlement Fin Auth 5.00%, 6/01/09	3,555	3,646,861
Tobacco Settlement Fin Corp 5.00%, 6/01/11	4,435	4,649,876
Ser A-1 5.00%, 6/01/11	1,495	1,496,615
Ser C-1 5.50%, 6/01/14	16,465	17,045,721
Town of Babylon AMBAC 9.20%, 1/15/08	1,345	1,402,122

Principal Amount (000)		U.S. $ Value
FGIC 9.00%, 8/01/09	$1,550	$1,732,001
Triborough Brdg & Tunnel Auth 5.25%, 11/15/12	6,075	6,557,719
5.50%, 1/01/17	9,370	10,399,857
MBIA 5.125%, 1/01/18	8,165	8,397,947
(Conv Ctr Proj) 6.00%, 1/01/11	1,490	1,608,082
(Gen Purp) 5.00%, 1/01/20	1,000	1,044,060
5.25%, 1/01/17	5,025	5,335,897
5.50%, 1/01/12	13,480	14,025,670
(Ref Gen) 5.00%, 11/15/11	8,880	9,388,380
5.25%, 11/15/13	8,380	9,130,429
Ser 02A 5.125%, 1/01/31	7,715	8,223,264
Westchester County IDA (Resource Recovery Proj) AMBAC Ser A 5.60%, 7/01/07	4,000	4,002,320

		1,421,941,191

Arizona–0.1%
Pima County IDA (Horizon Cmnty Learning Center) 4.45%, 6/01/14	1,015	995,319
Watson Road CFD (Spl Assmt Rev) 4.70%, 7/01/09	805	809,025

		1,804,344

California–0.6%
California Statewide CDA Rev (Kaiser Permanente) Ser E 3.875%, 4/01/32(a)	3,075	3,081,457
Ser F 2.30%, 4/01/33(a)	6,925	6,918,352

		9,999,809

Colorado–0.2%
Denver City & Cnty (Airport Rev) AMT Ser D 7.75%, 11/15/13	1,000	1,113,340
Todd Creek Farms Metro Dist No. 1 5.60%, 12/01/14	2,765	2,878,448

		3,991,788

Florida–3.4%
Amelia Walk CDD 5.20%, 5/01/14	840	845,779
Arborwood CDD (Centex Homes Proj) 5.25%, 5/01/16–5/01/36	3,915	3,942,586
Bartram Park CDD (Spl Assmt) 4.875%, 5/01/15	1,115	1,099,357
Beacon Tradeport CDD (Spl Assmt Industrial Proj) Ser B 7.125%, 5/01/22	1,330	1,419,376
CFM CDD Capital Impt Rev Ser B 5.875%, 5/01/14	3,500	3,581,375

Schedule of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value

Concorde Estates CDD Ser 04B 5.00%, 5/01/11	$785	$783,579
Dupree Lakes CDD 5.00%, 11/01/10	580	578,817
Durbin Crossing CDD 5.25%, 11/01/15	3,520	3,506,237
(Spl Assmt) Ser B-2 4.875%, 11/01/10	2,700	2,673,324
Fiddlers Creek CDD No. 2 (Spl Assmt) Ser B 5.75%, 5/01/13	1,850	1,913,289
Fishhawk CDD II (Spl Assmt) Ser B 5.00%, 11/01/07	20	20,012
5.125%, 11/01/09	710	710,447
Gateway CDD (Sun City Center) Ser 03B 5.50%, 5/01/10	855	861,951
Hammock Bay CDD (Spl Assmt) Ser B 5.375%, 5/01/11	350	353,472
Heritage Isle at Viera CDD 5.00%, 11/01/13	2,800	2,779,112
Heritage Plantation CDD 5.10%, 11/01/13	1,000	1,000,780
Lakewood Ranch Stewardship District 5.00%, 5/01/13	250	249,495
Landmark at Doral CDD 5.20%, 5/01/15	1,710	1,730,417
Live Oak CDD, No. 002, Spl Assmt Ser B 5.00%, 11/01/09	935	926,435
Meadow Pointe IV CDD Capital Impt Ser B 5.125%, 11/01/07	230	230,202
Miami Beach Hlth Facs Auth Hosp Rev (Mount Sinai Med Ctr) Ser 04 6.75%, 11/15/24	3,300	3,761,175
Middle Village CDD (Spl Assmt) Ser B 5.00%, 5/01/09	320	319,613
Midtown Miami CDD Ser 04A 6.00%, 5/01/24	1,420	1,534,395
Monterra CDD (Spl Assmt) Ser B 5.00%, 11/01/10	2,965	2,951,005
5.125%, 11/01/14	1,500	1,483,305
Overoaks CDD (Capital Impt Rev) Ser 4B 5.125%, 5/01/09	1,240	1,242,245
Parkway Center CDD (Spl Assmt Ref) Ser B 5.625%, 5/01/14	2,510	2,561,455
Paseo CDD 5.00%, 2/01/11	1,150	1,146,435
Quarry CDD (Spl Assmt) 5.25%, 5/01/16	2,600	2,625,220
Sandy Creek CDD (Spl Assmt) Ser B 5.00%, 11/01/10	4,910	4,873,715

Principal Amount (000)		U.S. $ Value

Sterling Hill CDD (Capital Impt) Ser B 5.50%, 11/01/10	$430	$433,793
Tern Bay CDD (Capital Impt Rev) Ser B 5.00%, 5/01/15	1,490	1,479,466
Venetian CDD (Capital Impt) Ser B 5.95%, 5/01/12	380	394,349
Verano Ctr CDD (Infrastructure Proj) Ser B 5.00%, 11/01/13	2,000	1,996,040
West Villages Impt Dist (Spl Assmt Unit of Dev No 2) 5.35%, 5/01/15	2,000	2,014,500

		58,022,753

Guam–0.3%
Guam Govt Wtrwrks Auth 5.00%, 7/01/11	2,160	2,201,580
Cops Prerefunded 5.18%, 7/01/15	3,413	3,520,910

		5,722,490

Illinois–0.3%
Bolingbrook Sales Tax Rev 5.75%, 1/01/15(b)	2,000	1,970,160
Pingree Grove Village II (CamBrdg Lakes Proj) Ser 5-1 5.25%, 3/01/15	1,193	1,199,681
Town of Cortland 5.50%, 3/01/17	1,317	1,334,450

		4,504,291

Indiana–0.2%
South Bend Econ Dev (One Michiana Square Proj) 4.448%, 10/01/09(a)	3,110	2,982,677

Louisiana–0.2%
Juban Park CDD 5.15%, 10/01/14	2,480	2,484,638
Whispering Spring Dev Dist 5.20%, 10/01/21	1,500	1,503,390

		3,988,028

Nevada–0.5%
Clark Cnty Spl Impt (Dist No. 142) 4.75%, 8/01/09	2,940	2,984,423
Henderson Local Impt Dists No. T-16 4.625%, 3/01/12	550	552,326
Henderson Local Impt Dists No. T-18 4.35%, 9/01/09	950	949,972
Las Vegas Spl Impt Dist No. 607 Local Impt Bonds 5.00%, 6/01/10	1,905	1,919,802
5.35%, 6/01/12	1,395	1,424,825

		7,831,348

40	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

Principal Amount (000)		U.S. $ Value

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys 5.375%, 1/01/10–1/01/17	$4,730	$4,977,634

Ohio–0.4%
Ohio State Air Quality Dev Auth Rev (Cleveland Poll Ctrl) Ser B 3.75%, 10/01/30(a)	5,095	5,075,282
Port Auth Columbiana Cnty SWFR (Liberty Waste Trans LLC Proj) AMT Ser A 7.00%, 8/01/21	1,600	1,624,240

		6,699,522

Pennsylvania–0.2%
Beaver Cnty IDA PCR (Cleveland Electric Proj) Ser 98 3.75%, 10/01/30(a)	1,075	1,070,840
Montgomery Cnty IDA Rev (Whitemarsh Continuing Care Ret Comm) 6.00%, 2/01/21	1,515	1,604,173

		2,675,013

Puerto Rico–7.0%
Commonwealth of Puerto Rico 5.00%, 7/01/13	2,005	2,121,470
FSA Ser C 5.00%, 7/01/21(a)	10,255	10,432,309
MBIA 6.25%, 7/01/09	1,810	1,911,088
Ser A 5.00%, 7/01/30(a)	1,285	1,342,054
Ser C 5.00%, 7/01/18(a)	1,420	1,440,732
(Ref Pub Impt) MBIA-IBC Ser A 5.50%, 7/01/15	6,575	7,378,925
Govt Dev Bk 5.00%, 12/01/11–12/01/13	13,350	14,065,837
Puerto Rico Hwy & Transp Auth 5.00%, 7/01/40–7/01/45	27,140	29,479,107
Transp Rev 5.00%, 7/01/07	2,000	2,004,400
Puerto Rico Infrastructure Fin Auth AMBAC 5.50%, 7/01/14	14,765	16,429,016
Puerto Rico Pub Fin Corp (Commonwealth Appropriated) AMBAC 5.25%, 8/01/30(a)	4,360	4,651,902
FGIC Ser A 5.25%, 8/01/31(a)	14,665	15,646,822
Puerto Rico Pub Bldgs Auth Rev (Ref Govt Facs) 5.25%, 7/01/08	1,000	1,014,570
AMBAC 5.00%, 7/01/36(a)	6,955	7,371,605

Principal Amount (000)		U.S. $ Value

5.25%, 7/01/11	$1,745	$1,835,478
COMWLTH GTD 5.00%, 7/01/28(a)	1,000	1,044,400

		118,169,715

South Carolina–0.1%
Lancaster Cnty Assmt Rev (Edenmoor Impt Dist) Ser B 5.375%, 12/01/16	1,335	1,368,936

Virginia–0.5%
Broad Street CDA 7.125%, 6/01/15	1,785	1,997,558
Celebrate North CDD Spl Assmt Rev (Celebrate VA) Ser B 6.25%, 3/01/18	1,750	1,863,645
Louisa IDA PCR (Elec & Pwr Co.) 5.25%, 12/01/08	4,925	4,980,012

		8,841,215

Total Long-Term Municipal Bonds (cost $1,647,825,133)		1,663,520,754

SHORT-TERM MUNICIPAL NOTES–0.5%
New York–0.5%
New York City 3.75%, 1/01/36(c)	500	500,000
New York City GO 3.75%, 8/01/21(c)	1,000	1,000,000
Ser I 3.75%, 4/01/36(c)	1,815	1,815,000
New York City Muni Wtr Fin Auth Ser 05 AA-1 3.75%, 6/15/32(c)	1,400	1,400,000
3.75%, 6/15/32(c)	1,700	1,700,000
New York City TFA 3.75%, 11/01/22(c)	2,090	2,090,000

Total Short-Term Municipal Notes (cost $8,505,000)		8,505,000

Total Investments—98.9% (cost $1,656,330,133)(d)		1,672,025,754

Other assets less liabilities—1.1%		18,074,601

Net Assets—100.0%		$1,690,100,355

Schedule of Investments—New York Municipal Portfolio	41

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$13,700	6/22/07	BMA	2.962%	$(22,394)
Citigroup	16,000	11/10/26	3.884%	BMA	70,190
JP Morgan	13,400	4/05/07	BMA	2.988%	(20,250)
JP Morgan	7,400	10/01/07	BMA	3.635%	4,237
JP Morgan	44,600	11/10/11	BMA	3.482%	110,033
Merrill Lynch	7,500	7/12/08	BMA	3.815%	35,978
Merrill Lynch	1,725	2/12/12	BMA	3.548%	10,170

(a)	Variable rate coupon, rate shown as of March 31, 2007.
(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $21,759,190 and gross unrealized depreciation of investments was $6,063,569, resulting in net unrealized appreciation of $15,695,621 (excluding swap transactions).

Glossary:

ACA— American Capital Access Financial Guaranty Corporation

AMBAC—American Bond Assurance Corporation

AMT—Alternative Minimum Tax (subject to)

BANS—Bond Anticipation Notes

BMA—Bond Market Association

CDA—Community Development Administration

CDD—Community Development District

CFD—Community Facilities District

ETM—Escrow to Maturity

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance Inc.

GO—General Obligation

HDC—Housing Development Corporation

HFA—Housing Finance Authority

IBC—International Bancshares Corporation

IDA—Industrial Development Authority/Agency

MBIA—Municipal Bond Investors Assurance

MTA—Metropolitan Transportation Authority

PCR—Pollution Control Revenue

SONYMA—State of New York Mortgage Agency

SWFR—Solid Waste Facility Revenue

TCRS—Transferable Custody Receipts

TFA—Transitional Finance Authority

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.—2007 Semiannual Report

SCB–MU–1945–0307

Sanford C. Bernstein Fund, Inc.

March 31, 2007

Schedule of Investments To the Semiannual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2007 (unaudited)

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S–43.3%
Fixed Rate 30-year–32.6%
Federal Home Loan Mortgage Corp. 8.50%, 5/01/25(a)	$0	$5
4.50%, 8/01/35–3/01/37(a)	60,647	57,031,955
7.00%, 2/01/37(a)	63,649	65,621,716
4.50%, TBA	29,900	28,106,000
Federal National Mortgage Association 5.50%, 4/01/33–5/01/36(a)	737,515	730,810,302
6.50%, 11/01/35–2/01/37(a)	128,682	131,275,941
5.00%, 2/01/36–3/01/37(a)	124,038	119,941,683
6.50%, TBA	225,580	230,091,600
Government National Mortgage Association 8.50%, 11/15/26(a)	1	1,038
5.50%, TBA	146,615	145,652,839

		1,508,533,079

Fixed Rate 15-year–5.3%
Federal National Mortgage Association 5.00%, 4/01/19–12/01/21(a)	115,751	114,309,346
4.50%, 5/01/19–9/01/21(a)	120,383	116,547,317
4.50%, TBA	13,110	12,688,015

		243,544,678

Agency ARMS–3.4%
Federal Home Loan Mortgage Corp. 5.944%, 11/01/36(a)(b)	26,826	27,074,840
5.85%, 12/01/36(a)(b)	5,904	5,957,894
5.972%, 12/01/36(a)(b)	16,156	16,296,973
6.125%, 3/01/37(a)(b)	34,655	35,066,669
Federal National Mortgage Association 4.103%, 11/01/34(a)(b)	15,061	15,178,499
4.684%, 8/01/35(a)(b)	9,861	9,848,528
5.80%, 3/01/36(a)(b)	18,111	18,311,408
5.487%, 5/01/36(a)(b)	5,114	5,150,537
5.931%, 6/01/36(a)(b)	13,048	13,146,040
5.704%, 12/01/36(a)(b)	12,713	12,821,498

		158,852,886

Non-Agency ARMS–2.0%
Bear Stearns Alt-A Trust Series 2006-1 Class 22A1 5.398%, 2/25/36(a)(b)	11,204	11,185,634
Series 2006-3 Class 22A1 6.228%, 5/25/36(a)(b)	7,926	8,028,599

	Principal Amount (000)		U.S. $ Value

Series 2007-1 Class 21A1 5.75%, 1/25/47(a)(b)		$32,388	$32,677,183
Citigroup Mortgage Loan Trust, Inc. Series 2005-2 Class 1A4 5.109%, 5/25/35(a)(b)		19,175	19,050,270
Indymac Index Mortgage Loan Trust Series 2006-AR7 Class 4A1 6.251%, 5/25/36(a)(b)		9,580	9,691,908
Residential Funding Mortgage Securities I, Inc. Series 2005-SA3 Class 3A 5.236%, 8/25/35(a)(b)		11,950	11,909,538

			92,543,132

Total Mortgage Pass-Thru’s (cost $2,005,141,091)			2,003,473,775

NON-US DOLLAR–12.6%
Government-Related–Sovereigns–10.9%
Japan Government 0.80%, 2/15/09(a)	JPY	16,168,000	137,204,222
0.70%, 6/20/10(a)		19,007,050	159,730,029
Mexico
8.00%, 12/24/08–12/19/13(a)	MXN	1,135,665	105,140,999
9.00%, 12/20/12(a)		198,125	19,259,223
Sweden (Kingdom of) 5.00%, 1/28/09(a)	SEK	254,535	37,213,551
5.25%, 3/15/11(a)		302,615	45,408,718

			503,956,742

Inflation-Linked Securities–1.7%
Japan Government .80%, 9/10/15(a)	JPY	9,620,202	79,645,868

Total Non-US Dollar (cost $575,195,688)			583,602,610

CORPORATES–INVESTMENT GRADE–11.2%
Financial Institutions–3.3%
Banking–1.5%
Barclays Bank PLC 8.55%, 9/29/49(a)(b)(c)		$6,460	7,233,843
BK Tokyo-Mitsub UFJ NY 7.40%, 6/15/11(a)		1,210	1,312,309
BOI Capital Funding Number 2 5.571%, 2/01/49(a)(c)		1,500	1,465,322
Citigroup, Inc. Subordinated Note 5.00%, 9/15/14(a)		7,128	6,958,781
Mitsubishi UFG Capital Finance 1, Ltd. 6.346%, 7/29/49(a)		3,245	3,314,644
RBS Capital Trust III 5.512%, 9/29/49(a)(b)		10,580	10,409,503

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)	U.S. $ Value

Resona Bank, Ltd. 5.85%, 9/29/49(a)(c)	$1,300	$1,293,646
Resona Preferred Global Securities 7.191%, 12/29/49(a)(b)(c)	2,460	2,598,414
Sumitomo Mitsui Banking Corp. 5.625%, 7/29/49(a)(b)(c)	2,270	2,235,986
Suntrust Bank 5.468%, 6/02/09(a)(b)	4,770	4,777,632
The Huntington National Bank Senior Note 4.375%, 1/15/10(a)	4,100	4,003,027
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)	6,990	7,726,264
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	2,366	2,548,615
Wachovia Capital Trust III 5.80%, 8/29/49(a)	5,965	6,036,139
Wells Fargo & Co. Senior Note 4.20%, 1/15/10(a)	4,455	4,358,549
Zions Bancorporation 5.50%, 11/16/15(a)	4,040	3,971,405

		70,244,079

Brokerage–0.1%
The Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	4,795	4,621,450

Finance Companies–1.0%
American General Finance Corp. Medium-Term Note 4.625%, 5/15/09(a)	10,015	9,888,901
Capital One Bank Subordinated Note 6.50%, 6/13/13(a)	2,884	3,017,783
Core Investment Grade Trust 4.642%, 11/30/07(a)	17,015	16,925,401
Countrywide Home Loans, Inc. Medium-Term Note, Series L 4.00%, 3/22/11(a)	6,605	6,261,177
General Electric Capital Corp. 4.375%, 11/21/11(a)	6,275	6,097,913
HSBC Finance Corp. 7.00%, 5/15/12(a)	2,855	3,063,863
iStar Financial, Inc. Senior Note 5.15%, 3/01/12(a)	2,965	2,908,555

		48,163,593

Insurance–0.6%
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	5,700	5,540,474

	Principal Amount (000)	U.S. $ Value

Humana, Inc. Senior Note 6.30%, 8/01/18(a)	$3,550	$3,615,792
Liberty Mutual Group 5.75%, 3/15/14(a)(c)	4,025	4,014,020
MetLife, Inc. 5.00%, 11/24/13(a)	4,125	4,084,443
WellPoint, Inc. 3.75%, 12/14/07(a)	1,796	1,775,960
Zurich Capital Trust I 8.376%, 6/01/37(a)(c)	8,625	9,006,311

		28,037,000

Real Estate Investment Trust–0.1%
Simon Property Group LP 6.375%, 11/15/07(a)	4,290	4,313,604

		155,379,726

Industrial–6.6%
Basic Industry–0.5%
International Paper Co. 5.30%, 4/01/15(a)	5,170	4,958,676
International Steel Group, Inc. 6.50%, 4/15/14(a)	5,565	5,794,556
Ispat Inland ULC 9.75%, 4/01/14(a)	3,005	3,316,384
The Dow Chemical Co. 7.375%, 11/01/29(a)	755	840,283
Union Carbide Corp. Debenture 7.75%, 10/01/96(a)	3,600	3,836,722
Westvaco Corp. 8.20%, 1/15/30(a)	1,700	1,870,779
Weyerhaeuser Co. 5.95%, 11/01/08(a)	4,060	4,095,513

		24,712,913

Capital Goods–0.4%
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(c)	5,920	6,817,472
Textron Financial Corp. 4.125%, 3/03/08(a)	4,945	4,897,355
Tyco International Group, SA 6.00%, 11/15/13(a)	4,950	5,203,400

		16,918,227

Communications–Media–1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	2,115	2,173,960
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(c)	6,400	6,346,509
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	5,575	7,239,650
Comcast Corp. 5.30%, 1/15/14(a)	4,800	4,735,186
Cox Enterprises, Inc. 4.375%, 5/01/08(a)(c)	6,050	5,955,547

2	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

News America Holdings, Inc. 9.25%, 2/01/13(a)	$4,810	$5,705,896
News America, Inc. 6.55%, 3/15/33(a)	3,525	3,604,679
R. R. Donnelley & Sons Co. 4.95%, 4/01/14(a)	2,635	2,475,957
Time Warner Entertainment Co. Senior Debenture 8.375%, 3/15/23(a)	10,450	12,352,611
WPP Finance Corp. 5.875%, 6/15/14(a)	3,490	3,532,529

		54,122,524

Communications–Telecommunications–2.3%
AT&T Corp. 7.30%, 11/15/11(a)	5,600	6,079,114
8.00%, 11/15/31(a)	1,800	2,224,417
CenturyTel, Inc. 5.00%, 2/15/15(a)	8,598	8,013,499
6.875%, 1/15/28(a)	6,305	6,170,546
Embarq Corp. 6.738%, 6/01/13(a)	795	820,754
7.082%, 6/01/16(a)	12,935	13,187,815
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	8,465	9,262,547
8.75%, 3/01/31(a)	5,010	6,462,614
Sprint Capital Corp. 8.375%, 3/15/12(a)	20,520	22,894,759
Telecom Italia Capital 4.00%, 11/15/08–1/15/10(a)	14,640	14,187,809
6.375%, 11/15/33(a)	1,375	1,296,841
Verizon Global Funding Corp. 4.90%, 9/15/15(a)	4,390	4,208,149
Verizon New Jersey, Inc. Debenture 5.875%, 1/17/12(a)	5,695	5,819,487
Vodafone Group PLC 5.50%, 6/15/11(a)	8,020	8,106,303

		108,734,654

Consumer Cyclical–Automotive–0.1%
DaimlerChrysler North America Corp. 4.875%, 6/15/10(a)	2,995	2,964,607

Consumer Cyclical–Other–0.5%
Centex Corp. 5.45%, 8/15/12(a)	2,979	2,874,169
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	8,008	8,605,797
7.375%, 11/15/15(a)	7,666	7,989,544
Toll Brothers Finance Corp. 6.875%, 11/15/12(a)	4,005	4,100,731

		23,570,241

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical–0.7%
Altria Group, Inc. 7.75%, 1/15/27(a)	$7,005	$8,372,439
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(c)	8,455	8,180,661
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	1,223	1,323,928
Kraft Foods, Inc. 5.25%, 10/01/13(a)	6,910	6,809,142
Safeway, Inc. 4.125%, 11/01/08(a)	2,809	2,762,550
6.50%, 3/01/11(a)	1,895	1,968,842
Wyeth 5.50%, 2/01/14(a)	5,331	5,363,471

		34,781,033

Energy–0.3%
Amerada Hess Corp. 7.875%, 10/01/29(a)	3,617	4,172,242
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(c)	1,840	1,830,800
Valero Energy Corp. 6.875%, 4/15/12(a)	6,055	6,447,946

		12,450,988

Technology–0.6%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	3,090	3,105,095
Electronic Data Systems Corp. 6.50%, 8/01/13(a)	13,077	13,360,104
International Business Machines Corp. Medium-Term Note 4.375%, 6/01/09(a)	1,720	1,700,579
Motorola, Inc. 7.625%, 11/15/10(a)	609	653,537
7.50%, 5/15/25(a)	975	1,070,006
6.50%, 9/01/25(a)	6,135	6,049,785

		25,939,106

		304,194,293

Utilities–1.3%
Electric–1.2%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	5,775	6,125,693
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	2,810	2,780,517
Exelon Corp. 6.75%, 5/01/11(a)	7,415	7,724,450
FirstEnergy Corp. 6.45%, 11/15/11(a)	7,945	8,327,639
7.375%, 11/15/31(a)	7,850	8,918,118
MidAmerican Energy Holdings Co. Senior Note 5.875%, 10/01/12(a)	2,400	2,470,867

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)	U.S. $ Value

NiSource Finance Corp. 7.875%, 11/15/10(a)	$3,010	$3,262,340
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	3,280	3,180,472
Progress Energy, Inc. 7.10%, 3/01/11(a)	2,277	2,430,659
Public Service Co. of Colorado 7.875%, 10/01/12(a)	2,545	2,865,441
SPI Electricity & Gas Australia Holdings Pty, Ltd. 6.15%, 11/15/13(a)(c)	5,805	5,995,201

		54,081,397

Natural Gas–0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	2,100	2,268,632
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	3,310	3,302,440

		5,571,072

		59,652,469

Total Corporates–Investment Grade (cost $520,410,382)		519,226,488

COMMERCIAL MORTGAGE BACKED SECURITIES–7.0%
Non-Agency Fixed Rate CMBS–7.0%
Banc America Commercial Mortgage, Inc. Series 2001-PB1 Class A2 5.787%, 5/11/35(a)	7,613	7,780,366
Series 2004-3 Class A5 5.303%, 6/10/39(a)	13,780	13,969,986
Series 2004-4 Class A3 4.128%, 7/10/42(a)	8,850	8,648,089
Series 2004-6 Class A2 4.161%, 12/10/42(a)	11,835	11,555,698
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18 Class A4 4.933%, 2/13/42(a)	12,490	12,178,352
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 5.356%, 4/15/40(a)	10,280	10,464,526
Commercial Mortgage Asset Trust Series 1999-C1 Class A3 6.64%, 1/17/32(a)	0	86
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 5.827%, 6/15/38(a)	18,860	19,555,593

	Principal Amount (000)	U.S. $ Value

CS First Boston Mortgage Securities Corp. Series 2003-CK2 Class A2 3.861%, 3/15/36(a)	$7,790	$7,658,739
Series 2004-C1 Class A4 4.75%, 1/15/37(a)	4,400	4,271,538
Series 2005-C1 Class A4 5.014%, 2/15/38(a)	10,900	10,686,550
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A3FX 4.863%, 7/10/45(a)	12,735	12,626,451
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A4 4.111%, 7/05/35(a)	9,240	8,716,519
Series 2003-C2 Class A3 4.533%, 1/05/36(a)	325	318,098
Series 2005-GG3 Class A2 4.305%, 8/10/42(a)	13,565	13,278,519
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38(a)	100	100,662
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1 Class A2 4.302%, 1/15/38(a)	9,775	9,464,316
Series 2005-LDP3 Class A2 4.851%, 8/15/42(a)	11,220	11,108,712
Series 2005-LDP4 Class A2 4.79%, 10/15/42(a)	8,210	8,113,880
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)	11,890	12,321,012
Series 2006-CB14 Class A4 5.481%, 12/12/44(a)	6,750	6,814,998
Series 2006-CB16 Class A4 5.552%, 5/12/45(a)	21,000	21,364,140
Series 2005-LDP1 Class A4 5.038%, 3/15/46(a)	13,750	13,571,662
LB-UBS Commercial Mortgage Trust Series 2004-C4 Class A4 5.133%, 6/15/29(a)	3,780	3,824,200
Series 2004-C8 Class A2 4.201%, 12/15/29(a)	9,405	9,188,257
Series 2005-C1 Class A4 4.742%, 2/15/30(a)	8,960	8,652,707

4	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Series 2005-C7 Class A4 5.197%, 11/15/30(a)	$10,140	$10,052,307
Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6 5.244%, 11/12/37(a)	9,140	9,133,894
Series 2005-MKB2 Class A2 4.806%, 9/12/42(a)	16,215	16,060,829
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A4 5.91%, 6/12/46(a)	11,735	12,262,513
Morgan Stanley Capital I Series 2005-T17 Class A5 4.78%, 12/13/41(a)	13,195	12,764,074
Series 2005-HQ5 Class A4 5.168%, 1/14/42(a)	16,915	16,762,486

Total Commercial Mortgage Backed Securities (cost $324,721,080)		323,269,759

BANK LOANS–5.8%
Non-Investment Grade–5.8%
Financial Institutions–0.4%
Banking–0.1%
North Las Vegas 8.10%, 4/20/11	2,631	2,640,110
12.35%, 4/20/12	1,000	1,003,750

		3,643,860

Finance–0.1%
Alix Partners, LLP 7.61%, 10/12/13	998	1,004,363
Blue Pearl USA, Ltd. 10.11%, 9/30/12	1,908	1,922,769
HCP Acquisition, Inc. 9.61%, 2/13/15	1,000	1,006,250
J.G. Wentworth, LLC 10.35%, 3/01/14	1,000	1,000,000
Peach Holding, Inc. 9.10%, 11/21/13	994	998,719

		5,932,101

Financial–Other–0.0%
Grosvenor Capital Management 7.57%, 11/29/13	1,000	1,006,250

Real Estate Investment Trust–0.2%
Capital Automotive REIT 7.07%, 12/16/10	1,861	1,876,898
Crescent Resources LLC 8.32%, 11/01/12	7,000	7,020,440

		8,897,338

		19,479,549

	Principal Amount (000)	U.S. $ Value

Industrial–5.2%
Basic Industry–0.5%
Blitz 06-103 GMBH 7.625%, 12/04/13	$2,494	$2,504,348
Bluegrass Container 10.32%, 12/30/13	3,000	3,050,010
Ferro Corp. 8.07%, 6/06/12	3,389	3,382,552
Freeport McMoran Copper & Gold 7.105%, 3/15/14	2,000	2,002,620
Hexion Specialty 7.875%, 5/04/13	4,475	4,498,497
John Maneely Co. 8.571%, 12/06/13	9,061	9,086,007
Tegrant Corp. 10.85%, 2/15/15	600	604,500

		25,128,534

Capital Goods–0.7%
Building Materials Corp. 7.85%, 11/10/13	995	993,756
Clarke American Corp. 7.85%, 3/09/14	3,000	2,998,140
7.855%, 3/09/14	5,000	4,996,900
Covalence Specialty Materials 8.625%, 2/08/13–5/08/13	4,928	4,949,590
Fenwal, Inc. Zero coupon- 7.61%, 2/20/14	750	749,465
GPS CCMP Merger Corp. 7.85%, 10/31/13	4,455	4,471,706
Kranson Industries, Inc. 8.114%, 7/31/13	1,496	1,499,991
Ravago Holding America, Inc. 8.125%, 1/31/14	2,000	2,000,000
Solo Cup Co. 11.57%, 3/31/12	4,500	4,595,625
United Subcontractor, Inc. 8.12%, 12/27/12	6,722	6,662,960

		33,918,133

Communications–Media–0.9%
Cablevision Systems Corp. 7.11%, 3/29/13	2,233	2,238,819
Cebridge Connections 11.36%, 5/04/15	2,843	2,947,446
Charter Communications 7.985%, 4/28/13	7,869	7,848,068
Intelsat Bermuda, Ltd. 7.86%, 2/15/14	3,000	3,018,750
Oceania Cruises, Inc. 8.10%, 12/04/12	3,985	3,992,500
Penton Media Holdings, Inc. 10.345%, 1/09/14	1,500	1,516,875
Proquest CSA, LLC 11.09%, 2/07/15	500	508,125
Sirius Computer Solutions 8.114%, 11/30/12	1,969	1,974,154

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)	U.S. $ Value

Six Flags, Inc. 8.61%, 6/30/09	$3,266	$3,290,224
TDS Investor Corp. 7.85%, 8/22/13	5,226	5,265,559
Univision Communications, Inc. 7.61%, 8/15/14	3,000	3,000,000
VTR Globalcom, SA 8.321%, 9/20/13	4,500	4,505,625

		40,106,145

Communications–Telecommunications–0.3%
Cellnet Group, Inc. 7.36%, 7/24/11	1,000	1,006,585
7.61%, 7/24/11	1,000	1,001,860
Leap Wireless International, Inc. 7.60%, 5/31/13	3,970	3,998,544
Level 3 Financing, Inc. 7.57%, 2/13/14	4,500	4,514,985
Proquest CSA, LLC 8.33%–8.34%, 2/07/14	4,000	4,005,000

		14,526,974

Consumer Cyclical–Automotive–0.4%
Delphi Corp. 8.125%, 12/31/07	4,000	4,020,000
Ford Motor Co. 8.36%, 11/29/13	4,988	5,005,505
General Motors Corp. 7.695%, 12/16/13	1,250	1,258,675
Lear Corp. 7.85%, 4/25/12	2,493	2,493,123
Visteon Corp. 8.38%, 5/31/13	5,000	5,021,900

		17,799,203

Consumer Cyclical–Other–0.1%
Metro-Goldwyn-Mayer 8.62%, 4/08/12	2,000	1,996,560
Seminole Tribe of Florida 6.86%, 2/20/14	1,000	1,005,737

		3,002,297

Consumer Cyclical–Retailers–0.3%
David’s Bridal 7.40%, 1/31/14	3,000	2,977,500
Jean Coutu Group, Inc. 7.875%, 7/30/11	2,967	2,967,141
Mattress Holding Corp. 7.61%, 2/21/14	500	501,250
Michaels Stores, Inc. 8.125%, 10/31/13	5,923	5,969,682
Targus Group International 8.87%, 11/22/12	2,934	2,948,767

		15,364,340

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical–0.4%
HCA, Inc. 7.60%, 11/07/13	$7,481	$7,549,479
Talecris Biotherapeutics 8.86%–10.50%, 12/01/13	8,000	8,030,000
11.86%, 12/01/14	2,000	2,050,000

		17,629,479

Energy–0.3%
ATP Oil & Gas Corp. 8.82%, 4/30/10	995	1,001,220
CDX Gas LLC 10.574%, 3/31/13	5,000	5,075,000
Endeavor 12.36%, 11/01/11	3,000	3,075,000
Infrastrux Group, Inc. 8.57%, 11/03/12	2,986	3,000,885
McMoran Oil & Gas 12.375%, 1/30/12	1,500	1,507,500
Western Refining, Inc. 7.11%, 2/08/14	2,000	2,007,997

		15,667,602

Industrial Other–0.1%
Education Management Corp. 7.375%, 5/26/13	3,184	3,196,609

Service–0.6%
Idearc, Inc. 7.35%, 11/17/14	3,591	3,610,320
On Assignment, Inc. 7.60%, 1/29/13	1,496	1,501,861
PGT Industies 8.36%, 2/14/12	4,794	4,818,294
Sabre, Inc. 7.60%, 9/30/14	2,500	2,500,000
Select Personnel Services 9.86%, 6/30/12	2,925	2,946,938
Sitel LLC 7.82%, 1/29/14	5,250	5,279,557
Vanguard Car Rental USA 8.32%, 5/15/13	2,115	2,132,745
West Corp. 7.735%–7.76%, 10/18/13	5,750	5,781,855

		28,571,570

Technology–0.5%
Dealer Computer Services, Inc. 7.35%, 10/26/12	5,979	5,992,805
10.85%, 10/26/12	1,500	1,533,750
Eastman Kodak Co. 7.57%, 10/18/12	2,309	2,312,541
Infor Enterprise Solution 9.10%, 7/28/12	1,023	1,033,663
9.10%–9.12%, 7/28/12	1,966	1,974,937
IPC Acquisition Corp. 7.85%, 9/29/13	1,990	2,004,925

6	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Marvell Technology Group, Ltd. 7.35%, 11/06/09	$2,486	$2,498,367
Sorenson Communications, Inc. 12.32%, 1/31/14	3,000	3,041,250
Sungard Data System, Inc. 7.36%, 2/11/13	720	725,249

		21,117,487

Transportation–Services–0.1%
Oshkosh Truck Corp. 7.35%, 12/06/13	4,489	4,504,461

		240,532,834

Utilities–0.2%
Electric–0.1%
Northeast Biofuels, LLC 8.61%, 6/30/13	2,732	2,745,366
8.614%, 6/30/13	1,268	1,274,634

		4,020,000

Utility-Other–0.1%
GBGH LLC 10.859%, 8/07/13	3,000	3,000,000

		7,020,000

Total Bank Loans (cost $266,371,343)		267,032,383

U.S. TREASURIES–5.0%
United States Treasury Bonds 8.75%, 5/15/17(a)	43,725	57,802,395
4.50%, 2/15/36(a)(d)	147,250	138,829,067
United States Treasury Notes 4.875%, 5/31/11(a)	33,860	34,280,609

Total U.S. Treasuries (cost $227,558,927)		230,912,071

ASSET-BACKED SECURITIES–4.6%
Autos–Fixed Rate–0.1%
Capital Auto Receivables Asset Trust Series 2005-SN1A Class A3A 4.10%, 6/15/08(a)	5,262	5,251,228

Credit Cards–Floating Rate–1.1%
American Express Credit Account Master Trust Series 2005-1 Class A 5.35%, 10/15/12(a)(b)	9,305	9,310,825
Bank One Issuance Trust Series 2004-A4 Class A4 5.36%, 2/16/10(a)(b)	9,890	9,891,527

	Principal Amount (000)	U.S. $ Value

MBNA Credit Card Master Note Trust Series 2001-A5 Class A5 5.53%, 3/15/11(a)(b)	$30,140	$30,240,065

		49,442,417

Home Equity Loans–Fixed Rate–0.6%
Citifinancial Mortgage Securities, Inc. Series 2003-1 Class AFPT 3.36%, 1/25/33(a)	3,215	2,957,696
Credit-Based Asset Servicing & Securities Trust Series 2005-CB7 Class AF2 5.15%, 11/25/35(a)(b)	8,145	8,095,183
Home Equity Mortgage Trust Series 2005-4 Class A3 4.742%, 1/25/36(a)	8,695	8,607,807
Series 2006-1 Class A2 5.30%, 5/25/36(a)	4,135	4,134,902
Residential Funding Mortgage Securities II Series 2005-HI2 Class A3 4.46%, 5/25/35(a)	6,000	5,925,778

		29,721,366

Home Equity Loans–Floating Rate–2.5%
Asset Backed Funding Certificates Series 2003-WF1 Class A2 6.07%, 12/25/32(a)(b)	3,555	3,560,950
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1 Class 1A1 5.47%, 4/25/22(a)(b)	1,455	1,454,923
Series 2007-HE3 Class M1 5.77%, 4/25/37(a)(b)	10,375	10,374,896
Credit-Based Asset Servicing & Securities, Inc. Series 2006-CB8 Class M1 5.57%, 10/25/36(a)(b)	9,070	9,026,555
GE-WMC Mortgage Securities LLC Series 2005-2 Class A2B 5.49%, 12/25/35(a)(b)	8,945	8,947,800
Household Home Equity Loan Trust Series 2005-3 Class A1 5.58%, 1/20/35(a)(b)	6,236	6,243,548
HSI Asset Securitization Corp. Trust Series 2006-OPT2 Class 2A1 5.40%, 1/25/36(a)(b)	4,292	4,290,006

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)	U.S. $ Value

Master Asset Backed Securities Trust Series 2004-HE1 Class A1 5.72%, 9/25/34(a)(b)	$4,324	$4,337,068
Morgan Stanley Mortgage Loan Trust Series 2006-17XS Class A1 5.44%, 10/25/46(a)(b)	19,352	19,348,241
Option One Mortgage Loan Trust Series 2006-3 Class M1 5.55%, 2/25/37(a)(b)	6,080	6,049,904
Residential Asset Mortgage Products, Inc. Series 2005-RS3 Class AIA2 5.49%, 3/25/35(a)(b)	6,061	6,061,916
Series 2005-RZ1 Class A2 5.52%, 4/25/35(a)(b)	10,826	10,832,760
Residential Asset Securities Corp. Series 2003-KS3 Class A2 5.62%, 5/25/33(a)(b)	627	626,712
Saxon Asset Securities Trust Series 2005-4 Class A2B 5.50%, 11/25/37(a)(b)	9,225	9,226,439
Soundview Home Equity Loan Trust Series 2007-NS1 Class M1 5.67%, 1/25/37(a)(b)	7,040	7,040,000
Specialty Underwriting & Residential Finance Series 2006-BC1 Class A2A 5.40%, 12/25/36(a)(b)	4,397	4,396,738
Structured Asset Investment Loan Trust Series 2006-1 Class A1 5.40%, 1/25/36(a)(b)	2,865	2,864,205

		114,682,661

Other–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1 Class A2 5.779%, 6/20/31(a)(c)	3,700	3,775,332

Other–Floating Rate–0.2%
Cairn Mezz ABS CDO PLC Series 2007-3A Class A2B 5.988%, 8/13/47(a)(b)(c)	4,915	4,860,787
SLM Student Loan Trust Series 2003-C Class A1 5.46%, 9/15/16(a)(b)	5,934	5,942,342

		10,803,129

Total Asset-Backed Securities (cost $214,055,419)		213,676,133

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED–NON-US ISSUERS–2.7%
Sovereigns–2.7%
Russian Federation 5.00%, 3/31/30(a)(c)	$73,120	$82,918,080
United Mexican States 5.625%, 1/15/17(a)	41,636	41,802,544

Total Government-Related–Non-US Issuers (cost $120,332,946)		124,720,624

EMERGING MARKETS–NON-INVESTMENT GRADE–1.8%
Sovereigns–1.8%
Republic of Brazil 8.25%, 1/20/34(a)	53,320	66,729,980
Republic of Peru 7.35%, 7/21/25(a)	15,978	18,174,975

Total Emerging Markets–Non-Investment Grade (cost $77,782,883)		84,904,955

MORTGAGE CMO’S–1.7%
Agency Adjustable Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5 Class AB4 5.963%, 5/28/35(a)(b)	1,605	1,607,151

Non-Agency Adjustable Rate–0.5%
Countrywide Alternative Loan Trust Series 2005-62 Class 2A1 5.883%, 12/25/35(a)(b)	8,774	8,774,467
JPMorgan Alternative Loan Trust Series 2006-S1 Class 3A1 5.43%, 3/25/36(a)(b)	4,303	4,303,973
Structured Asset Mortgage Investment, Inc. Series 2004-AR5 Class 1A1 5.65%, 10/19/34(a)(b)	7,936	7,942,977
Washington Mutual, Inc. Series 2005-AR2 Class 2A22 5.54%, 1/25/45(a)(b)	1,464	1,464,596

		22,486,013

Non-agency Fixed Rate–1.1%
Countrywide Alternative Loan Trust Series 2006-J8 Class A2 6.00%, 2/25/37(a)	20,673	20,854,013
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9 Class 2A1A 5.155%, 12/25/35(a)	15,790	15,655,943

8	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2007-QS1 Class 1A1 6.00%, 1/25/37(a)	$15,458	$15,583,092

		52,093,048

Total Mortgage CMO’S (cost $76,165,123)		76,186,212

CORPORATES–NON-INVESTMENT GRADE–1.3%
Financial Institutions–0.1%
Insurance–0.1%
Liberty Mutual Group 7.80%, 3/15/37(a)(c)	6,060	5,923,105

Industrial–1.0%
Basic Industry–0.2%
AK Steel Corp. 7.875%, 2/15/09(a)	1,270	1,270,000
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(c)	3,550	3,399,125
Packaging Corp. of America 5.75%, 8/01/13(a)	4,135	4,082,891

		8,752,016

Communications–Media–0.3%
Cablevision Systems Corp. 8.00%, 4/15/12(a)	3,675	3,730,125
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	8,805	7,795,128
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,525	3,348,750

		14,874,003

Communications–Telecommunications–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	3,290	3,388,700
Qwest Corp. 8.875%, 3/15/12(a)	1,020	1,127,100

		4,515,800

Consumer Cyclical–Automotive–0.1%
Ford Motor Credit Co. 6.625%, 6/16/08(a)	5,310	5,293,247

Consumer Cyclical–Other–0.1%
MGM MIRAGE 8.375%, 2/01/11(a)	3,245	3,415,363
Riviera Holdings Corp. 11.00%, 6/15/10(a)	1,110	1,157,175

		4,572,538

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical–0.1%
Tyson Foods, Inc. 8.25%, 10/01/11(a)	$3,460	$3,788,274

Transportation–Services–0.1%
Hertz Corp. 8.875%, 1/01/14(a)	3,040	3,275,600

		45,071,478

Utilities–0.2%
Electric–0.1%
NRG Energy, Inc. 7.25%, 2/01/14(a)	560	574,000
7.375%, 2/01/16(a)	2,985	3,067,087

		3,641,087

Natural Gas–0.1%
The Williams Cos., Inc. 7.875%, 9/01/21(a)	3,235	3,558,500

		7,199,587

Total Corporates—Non-Investment Grade (cost $58,004,206)		58,194,170

SHORT-TERM INVESTMENTS–12.3%
Agency Discount Notes–12.0%
Federal Home Loan Bank Zero Coupon, 4/02/07–4/18/07(e)	550,000	549,610,889
Federal Home Loan Mortgage Corp. Zero coupon, 5/07/07(e)(f)	5,000	4,975,087

		554,585,976

Time Deposit–0.3%
State Street Euro Dollar 4.60%, 4/02/07	15,000	15,000,000

Total Short-Term Investments (cost $569,585,976)		569,585,976

Total Investments—109.3% (cost $5,035,325,064)(g)		5,054,785,156

Other assets less liabilities—(9.3)%		(428,962,737)

Net Assets—100%		$4,625,822,419

Schedule of Investments—Intermediate Duration Portfolio	9

INTEREST RATE SWAP CONTRACTS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$116,000	10/28/07	3 month LIBOR	4.800%	$875,078
Lehman Brothers	43,445	11/02/07	3 month LIBOR	4.814%	335,532
Lehman Brothers	107,000	1/23/08	3 month LIBOR	4.778%	(603,888)
Lehman Brothers	49,000	12/04/11	3 month LIBOR	4.850%	300,723

FORWARD CURRENCY EXCHANGE CONTRACTS

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Purchase Contracts

Mexican Peso	Settling 4/02/07	1,381,906	$125,081,963	$125,174,559	$92,596

Sale Contracts

Japanese Yen	Settling 4/27/07	44,329,213	377,916,373	377,675,970	240,403
Mexican Peso	Settling 4/02/07	700,233	62,718,460	63,427,875	(709,415)
Mexican Peso	Settling 4/02/07	681,673	61,071,936	61,746,684	(674,748)
Mexican Peso	Settling 5/02/07	1,381,906	124,884,147	124,992,962	(108,815)
Swedish Krona	Settling 4/26/07	595,059	85,616,315	85,341,843	274,472

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation
Purchased

U.S. Treasury Bonds
Futures	759	June 2007	$84,263,060	$84,438,750	$175,690
U.S. Treasury Notes
10 Yr Futures	2,514	June 2007	271,236,595	271,826,250	589,655

Sold

Japan Gov’t Bonds
10 Yr Futures	57	June 2007	64,982,705	64,889,257	93,448

					$858,793

(a)	Positions, or portion thereof, with an aggregate market value of $3,801,628,343 have been segregated to collateralize open forward currency exchange contracts.
(b)	Variable rate coupon, rate shown as of March 31, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $163,850,161 or 3.5% of net assets.
(d)	Represents entire or partial position segregated as collateral for open future contracts.

(e)	Represents entire or partial position segregated as collateral for TBA securities.
(f)	Represents entire or partial position segregated as collateral for interest rate swaps.
(g)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $42,319,986 and gross unrealized depreciation of investments was $22,859,894, resulting in net unrealized depreciation of $19,460,092 (excluding foreign currency transactions, futures contracts and swap transactions).

10	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Glossary:

LIBOR—London Interbank Offered Rates

TBA—To Be Announced.

Currency abbreviation:

JPY—Japanese Yen

MXN—Mexican Peso

SEK—Swedish Krona

See Notes to Financial Statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2007 (unaudited)

Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S–30.7%
Agency ARMS–9.7%
Federal National Mortgage Association Series 2005 4.807%, 7/01/35(a)	$877	$876,950
6.905%, 1/01/36(a)	1,443	1,476,486
Series 2006 5.487%, 5/01/36(a)	2,068	2,082,415
5.801%, 3/01/36(a)	3,835	3,877,335
5.928%, 6/01/36(a)	2,521	2,539,576
Series 2007 5.777%, 12/01/36(a)	1,879	1,896,276
5.801%, 1/01/37(a)	5,184	5,239,853
Federal Home Loan Mortgage Corp. Series 2006 4.195%, 4/01/35(a)	3,535	3,499,749
6.189%, 12/01/36(a)	2,268	2,295,073
Series 2007 6.136%, 1/01/37(a)	3,470	3,511,432
5.943%, 11/01/36(a)	4,220	4,259,188
5.957%, 2/01/37(a)	2,500	2,527,847
5.979%, 3/01/37(a)	3,385	3,432,525
6.125%, 3/01/37(a)	3,400	3,440,426

		40,955,131

Fixed Rate 30-Year–8.8%
Federal National Mortgage Association 6.50%, TBA	9,925	10,123,500
Federal National Mortgage Association Series 1995 7.00%, 9/01/25	5	5,641
Series 1998 7.00%, 4/01/28–6/01/28	15	15,354
Series 1999 7.00%, 6/01/29–10/01/29	239	249,160
Series 2000 7.00%, 1/01/30–9/01/30	42	44,261
Series 2001 7.00%, 5/01/30–1/01/32	758	790,474
Series 2002 7.00%, 1/01/32–12/01/32	3,574	3,724,656
Series 2003 7.00%, 4/01/31–12/01/33	971	1,010,348
Series 2004 7.00%, 7/01/30–11/01/34	7,327	7,627,867
Federal Home Loan Mortgage Corp. Series 2006 7.00%, 5/01/35	4,629	4,770,911
Series 2007 7.00%, 2/01/37	8,029	8,277,739

Schedule of Investments—Short Duration Plus Portfolio	11

Principal Amount (000)		U.S. $ Value

Government National Mortgage Association Series 2002 7.50%, 3/15/32	$552	$576,803

		37,216,714

Fixed Rate 15-Year–8.4%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	313	323,229
Series 2001 6.00%, 11/01/16–12/01/16	1,613	1,642,075
Series 2002 6.00%, 2/01/17	1,542	1,570,013
8.00%, 7/01/17	555	580,535
Federal Home Loan Mortgage Corp. Series 2001 9.00%, 3/01/08	4	4,338
Series 2006 5.00%, 4/01/21	10,020	9,886,203
Series 2007 5.00%, 9/01/21	21,944	21,650,313

		35,656,706

Non-Agency ARMS–3.8%
Bear Stearns Alt-A Trust
Series 2006-1, Class 22A1 5.398%, 2/25/36(b)	2,303	2,299,290
Series 2006-3, Class 22A1 6.225%, 5/25/36(b)	1,405	1,422,790
Series 2007-1, Class 21A1 5.751%, 1/25/47(b)	3,331	3,360,825
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.108%, 5/25/35(b)	1,658	1,647,416
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 6.012%, 9/25/36(b)	3,103	3,154,068
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.252%, 5/25/36(b)	990	1,001,067
JP Morgan Mortgage Trust Series 2006-A4, Class 1A1 5.839%, 6/25/36(b)	1,662	1,673,645
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.236%, 8/25/35(b)	1,643	1,637,050

		16,196,151

Total Mortgage Pass-Thru’s (cost $129,900,659)		130,024,702

COMMERCIAL MORTGAGE-BACKED SECURITIES–18.0%
Non-Agency Fixed Rate CMBS–15.4%
Asset Securitization Corp. Series 1996-MD6, Class A1C 7.04%, 11/13/29	1,190	1,198,405

Principal Amount (000)		U.S. $ Value

Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	$2,900	$2,920,184
Series 2007-1, Class A2 5.381%, 1/15/49	3,000	3,031,890
Bear Stearns Commercial Mortgage Securities Series 2002-TOP6, Class A2 6.46%, 10/15/36	4,331	4,554,999
Series 2007-PW15, Class A2 5.205%, 2/11/44	1,965	1,976,515
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	3,655	3,667,537
CW Capital Cobalt Ltd. Series 2006-C1, Class A2 5.174%, 8/15/48	3,260	3,271,638
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	3,047	3,065,573
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,528,265
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	3,300	3,230,307
Series 2007-GG9, Class A2 5.381%, 7/10/12	2,350	2,375,004
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	1,900	1,839,611
Series 2005-LDP5, Class A2 5.198%, 12/15/44	2,800	2,801,315
Series 2007-CB18, Class A1 5.32%, 6/12/47	1,000	1,007,500
LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A3 4.254%, 7/15/27	3,535	3,427,849
Series 2004-C7, Class A2 3.992%, 10/15/29	3,385	3,291,852
Series 2006-C6, Class A2 5.262%, 9/15/39	4,500	4,534,515
Series 2007-C1, Class A2 5.318%, 9/15/37	3,175	3,206,210
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	4,805	4,849,117
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A2 5.275%, 11/15/48	5,400	5,443,848
Series 2007-C30, Class A3 5.246%, 12/15/43	2,750	2,753,603

		64,975,737

12	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Non-Agency Adjustable Rate CMBS–2.6%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 5.79%, 10/15/21(a)(c)	$2,000	$1,999,220
Series 2007-TFLA, Class A2 1.00%, 2/15/22(a)(c)	3,000	2,999,972
CS First Boston Mortgage Securities Corp. Series 2005-TF2A, Class F 5.82%, 9/15/20(a)(c)	1,065	1,064,990
Series 2005-TF2A, Class G 5.87%, 9/15/20(a)(c)	1,065	1,064,989
Morgan Stanley Capital I Series 2005-XLF, Class G 5.69%, 8/15/19(a)(c)	2,645	2,645,000
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 5.72%, 8/11/18(a)(c)	1,300	1,299,714

		11,073,885

Total Commercial Mortgage-Backed Securities (cost $76,490,341)		76,049,622

GOVERNMENT-RELATED–U.S. AGENCIES–15.6%
Agency Debentures–13.4%
Federal Home Loan Bank 5.375%, 8/19/11	16,025	16,356,397
Federal Home Loan Mortgage Corp. Series 2005 3.875%, 6/15/08	29,870	29,487,395
Federal National Mortgage Association 5.00%, 2/16/12	4,395	4,421,585
Series 2004 4.25%, 5/15/09	6,555	6,475,108

		56,740,485

Agency Callables–2.2%
Federal Home Loan Mortgage Corp. Series 2006 5.45%, 5/23/08	1,945	1,944,924
Federal National Mortgage Association Series 2006 5.00%, 2/27/08	7,250	7,236,966

		9,181,890

Total Government-Related–U.S. Agencies (cost $65,901,047)		65,922,375

MORTGAGE CMO’S–13.3%
Non-Agency Fixed Rate–6.9%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	2,000	1,973,360
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37	4,049	4,084,255

Principal Amount (000)		U.S. $ Value

Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(b)	$1,826	$1,823,125
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(b)	1,314	1,295,831
Series 2005-A9, Class 2A1A 5.152%, 12/25/35(b)	1,981	1,963,866
Morgan Stanley Mortgage Loan Trust Series 2006-11, Class 1A2 6.354%, 8/25/36(b)	2,070	2,080,350
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(b)	2,980	2,975,769
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	6,924	6,980,439
Series 2007-QS1, Class 2A10 6.00%, 1/25/37	2,610	2,631,434
Residential Asset Mortgage Products, Inc. Series 2004-SL4, Class A4 7.00%, 7/25/32	693	710,113
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(c)(d)	4,201	912,481
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.529%, 8/25/36(b)	1,614	1,609,769

		29,040,792

Non-Agency Adjustable Rate–4.3%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 6.89%, 9/25/45(a)	1,179	1,194,860
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.983%, 12/25/35(a)	936	936,073
Series 2006-OA14, Class 3A1 5.833%, 11/25/46(a)	1,103	1,098,788
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 5.80%, 2/25/35(a)	3,370	3,376,815
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 5.63%, 8/25/35(a)	1,062	1,063,651
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 5.64%, 10/25/28(a)	2,699	2,701,735
Series 2004-A, Class A1 5.55%, 4/25/29(a)	2,050	2,051,837
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 5.55%, 5/25/35(a)	356	355,566

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)		U.S. $ Value

Series 2005-9, Class 2A1 6.227%, 5/25/35(a)	$696	$701,592
Washington Mutual, Inc. Series 2006-AR11, Class 1A 5.843%, 9/25/46(a)	1,239	1,239,671
Series 2006-AR11, Class 3A1A 5.853%, 9/25/46(a)	850	850,564
Series 2006-AR4, Class 1A1B 5.823%, 5/25/46(a)	1,168	1,167,753
Series 2007-OA1, Class A1A 5.633%, 2/25/47(a)	1,636	1,633,889

		18,372,794

Agency Fixed Rate–1.8%
Federal National Mortgage Association Series 2003-337, Class 2 5.00%, 7/01/33(d)	6,321	1,406,394
Series 2004-353, Class 2 5.00%, 8/01/34(d)	3,822	892,224
Series 2005-357, Class 2 5.00%, 3/01/35(d)	9,032	2,078,916
Series 2006-370, Class 2 6.00%, 5/25/36(d)	1,547	293,554
Federal Home Loan Mortgage Corp. Series 2004-227, Class IO 5.00%, 12/01/34(d)	3,154	737,296
Series 2005-232, Class IO 5.00%, 8/01/35(d)	8,742	2,089,961

		7,498,345

Agency Adjustable Rate–0.3%
Freddie Mac Reference REMIC
Series 2006-R008, Class FK 5.72%, 7/15/23(a)	1,094	1,099,516

Total Mortgage CMO’s (cost $56,193,737)		56,011,447

ASSET-BACKED SECURITIES -11.2%
Home Equity Loans–Floating Rate–4.5%
ACE Securities Corp. Series 2003-OP1, Class A2 5.68%, 12/25/33(a)	213	213,956
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 5.72%, 3/25/33(a)	277	277,192
Home Equity Mortgage Trust Series 2005-3, Class M1 5.86%, 11/25/35(a)	3,825	3,822,858
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 5.60%, 1/20/36(a)	1,166	1,164,491
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 5.40%, 1/25/36(a)	2,695	2,693,266
Irwin Home Equity Series 2005-C, Class 2A1 5.57%, 3/25/25(a)	639	638,895

Principal Amount (000)		U.S. $ Value

Lehman XS Trust
Series 2005-5N, Class M2 5.97%, 11/25/35(a)	$575	$579,635
Series 2006-3, Class M1 5.77%, 3/25/36(a)	1,150	1,154,289
Series 2007-2N, Class M1 5.66%, 2/25/37(a)	1,400	1,396,500
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2 5.92%, 7/25/34(a)	6,700	6,723,584
Master Asset Backed Securities Trust
Series 2004-HE1, Class A1 5.72%, 9/25/34(a)	598	599,951
Residential Asset Securities Corp.
Series 2003-KS8, Class A2B2 5.76%, 10/25/33(a)	10	9,825

		19,274,442

Home Equity Loans–Fixed Rate–4.1%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,370	1,336,120
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(e)	1,250	1,149,808
Series 2004-1, Class AF2 2.645%, 4/25/34	703	686,932
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 2/25/37(b)	1,400	1,405,278
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	898,002
Series 2005-CB4, Class AF2 4.751%, 8/25/35	3,850	3,805,387
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(c)	1,200	1,200,000
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	2,100	2,103,360
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,712	1,712,654
Residential Asset Mortgage Products, Inc. Series 2004-RS4, Class AI4 4.911%, 4/25/34(b)	2,120	2,105,156
WAMU Asset-Backed Certificates NIM Series 2007-WM1, Class N1 6.75%, 1/01/47(c)	897	887,847

		17,290,544

Other–Floating Rate–1.4%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 5.39%, 4/22/13(a)	3,000	3,004,220

14	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 6.005%, 4/09/47(a)(c)	$1,400	$1,374,590
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 5.46%, 2/25/42(a)(c)	1,400	1,400,000

		5,778,810

Other–Fixed Rate–0.5%
Government National Mortgage Association Series 2006-51, Class IO 0.995%, 8/16/46(b)(d)	11,813	732,741
Residential Asset Mortgage Products, Inc. Series 2004-SL3, Class A3 7.50%, 12/25/31	1,563	1,611,489

		2,344,230

Credit Cards–Fixed Rate–0.5%
Providian Gateway Master Trust Series 2004-DA, Class A 3.35%, 9/15/11(c)	2,000	1,982,457

Autos–Fixed Rate–0.2%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08	881	879,245

Total Asset-Backed Securities (cost $47,652,853)		47,549,728

CORPORATES–INVESTMENT GRADES–8.5%
Industrial–4.5%
Capital Goods–0.7%
Waste Management, Inc. 6.50%, 11/15/08	3,045	3,099,746

Communications–Media–0.9%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	3,665	3,767,169

Communications–Telecommunications–0.8%
Verizon Global Funding Corp. 6.125%, 6/15/07	3,350	3,353,430

Consumer Cyclical–Automotive–0.2%
DaimlerChrysler North America 4.875%, 6/15/10	970	960,157

Consumer Non-Cyclical–1.9%
The Kroger Co. 7.80%, 8/15/07	4,205	4,240,768
Safeway, Inc. 6.50%, 11/15/08	3,600	3,662,496

		7,903,264

		19,083,766

Principal Amount (000)		U.S. $ Value

Financial Institutions–4.0%
Banking–0.5%
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	$1,930	$2,133,289

Finance–2.1%
American General Finance Corp. 5.64%, 8/17/11(a)	4,500	4,506,624
Capital One Financial 5.62%, 9/10/09(a)	2,250	2,255,544
CIT Group, Inc. 5.48%, 8/17/09(a)	2,270	2,271,058

		9,033,226

REITs–1.4%
Simon Property Group LP 6.375%, 11/15/07	2,150	2,161,829
Vornado Realty LP 5.625%, 6/15/07	3,590	3,588,542

		5,750,371

		16,916,886

Total Corporates–Investment Grades (cost $36,171,387)		36,000,652

U.S. TREASURIES–3.1%
U.S. Treasury Notes 3.50%, 8/15/09(f)	12,000	11,712,660
5.00%, 8/15/11	1,350	1,376,156

Total U.S. Treasuries (cost $13,048,438)		13,088,816

SHORT-TERM INVESTMENTS–4.0%
Agency Discount Notes–4.0%
Federal Home Loan Bank Zero Coupon, 4/02/07(g) (cost $16,900,000)	16,900	16,900,000

Total Investments—104.4% (cost $442,258,462)(h)		441,547,342

Other assets less liabilities—(4.4)%		(18,589,128)

Net Assets—100.0%		$422,958,214

Schedule of Investments—Short Duration Plus Portfolio	15

16	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

INTEREST RATE SWAP TRANSACTIONS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$14,000	1/27/08	3 month LIBOR	4.835%	$(68,624)

FINANCIAL FUTURES CONTRACTS

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts

U.S. Treasury Notes 10 Yr Futures	273	June 2007	$29,437,026	$29,518,125	$81,099

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2007.
(b)	Variable rate coupon, rate shown as of March 31, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $20,934,620 or 4.9% of net assets.
(d)	IO–Interest Only
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2007.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The aggregate market value of these securities amounted to $291,741.

(g)	Position, or a portion thereof, has been segregated to collateralize TBA securities.
(h)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $984,517 and gross unrealized depreciation of investments was $1,695,637, resulting in net unrealized depreciation of $711,120 (excluding swap transactions).

Glossary:

LIBOR—London Interbank Offered Rates

TBA—To Be Announced

See Notes to Financial Statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2007 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED–U.S. AGENCIES–47.3%
Agency Debentures–45.1%
Federal Farm Credit Bank 3.25%, 6/15/07	$5,000	$4,979,225
Federal Home Loan Bank 3.00%, 4/15/09	1,405	1,354,466
5.00%, 9/18/09	2,000	2,008,116
5.125%, 6/13/08	4,500	4,506,232
5.375%, 8/19/11	6,825	6,966,141
Series 632 4.75%, 8/08/07	4,000	3,992,752
Series 676 5.50%, 1/28/08	4,200	4,212,008
Federal National Mortgage Association 5.00%, 2/16/12	2,850	2,867,240
5.75%, 2/15/08	6,660	6,695,518

		37,581,698

Agency Callables–2.2%
Federal Home Loan Mortgage Corp. Series 2006 5.45%, 5/23/08	345	344,987
Federal National Mortgage Association 3.80%, 1/18/08	250	247,409
Series 2006 5.00%, 2/27/08	1,260	1,257,735

		1,850,131

Total Government-Related–U.S. Agencies (cost $39,422,257)		39,431,829

U.S. TREASURIES–32.2%
U.S. Treasury Notes 3.50%, 5/31/07–8/15/09	19,320	19,106,145
3.75%, 5/15/08	4,360	4,308,055
4.875%, 5/15/09–5/31/11	1,840	1,854,419
5.00%, 8/15/11	1,550	1,580,031

Total U.S. Treasuries (cost $26,840,092)		26,848,650

MORTGAGE PASS-THRU’S–23.4%
Fixed Rate 15-Year–8.6%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	112	115,439
Series 2001 6.00%, 11/01/16	662	674,236

	Principal Amount (000)	U.S. $ Value

Series 2002 8.00%, 7/01/17	$210	$219,848
Federal Home Loan Mortgage Corp. Series 2006 5.00%, 4/01/21	1,793	1,768,551
Series 2007 5.00%, 9/01/21	4,447	4,387,654

		7,165,728

Fixed Rate 30-Year–7.9%
Federal National Mortgage Association 6.50%, TBA	1,000	1,020,000
Federal National Mortgage Association Series 2002 7.00%, 4/01/32–10/01/32	435	453,708
Series 2003 7.00%, 9/01/33	17	17,808
Series 2004 7.00%, 2/01/31	1,464	1,524,291
Series 2007 5.50%, 5/01/36	847	838,742
Federal Home Loan Mortgage Corp. Series 2002 7.00%, 4/01/32	124	129,215
Series 2006 7.00%, 5/01/35	840	865,386
Series 2007 7.00%, 2/01/37	1,635	1,685,558

		6,534,708

Agency ARMS–6.9%
Federal National Mortgage Association Series 2006 5.702%, 12/01/36(a)	797	803,659
Series 2007 5.777%, 12/01/36(a)	386	389,236
Federal Home Loan Mortgage Corp. Series 2006 4.195%, 4/01/35(a)	680	673,029
6.189%, 12/01/36(a)	459	464,004
Series 2007 1.00%, 1/01/37(a)	715	723,537
5.943%, 11/01/36(a)	847	854,837
5.957%, 2/01/37(a)	450	455,012
5.979%, 3/01/37(a)	700	709,828
6.125%, 3/01/37(a)	700	708,323

		5,781,465

Total Mortgage Pass-Thru’s (cost $19,481,249)		19,481,901

Schedule of Investments—U.S. Government Short Duration Portfolio	17

	Principal Amount (000)	U.S. $ Value

MORTGAGE CMO’S–2.4%
Non-Agency Fixed Rate–0.9%
Structured Asset Securities Corp. Series 2003-23H, Class 1A1 5.50%, 7/25/33	$761	$749,659

Agency Adjustable Rate–0.8%
FHLMC Structured Pass Through Securities Series 2006-72, Class A1 5.525%, 3/25/36(a)	645	645,625

Non-Agency Adjustable Rate–0.7%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 6.89%, 9/25/45(a)	207	209,769
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 5.55%, 4/25/29(a)	372	372,251

		582,020

Total Mortgage CMO’s (cost $2,005,461)		1,977,304

ASSET-BACKED SECURITIES–0.7%
Home Equity Loans–Fixed Rate–0.3%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 2/25/37(b)	300	301,131

Autos–Fixed Rate–0.2%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08	152	152,050

Home Equity Loans–Floating Rate–0.2%
ACE Securities Corp. Series 2003-OP1, Class A2 5.68%, 12/25/33(a)	32	32,514
Residential Asset Securities Corp. Series 2003-KS8, Class A2B2 5.76%, 10/25/33(a)	119	118,799

		151,313

Total Asset-Backed Securities (cost $604,080)		604,494

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.4%
Agency Discount Notes–2.4%
Federal Home Loan Bank Zero coupon, 4/02/07	$1,900	$1,900,000
Federal National Mortgage Association Zero coupon, 4/25/07	100	99,672

Total Short-Term Investments (cost $1,999,672)		1,999,672

Total Investments—108.4% (cost $90,352,811)(c)		90,343,850

Other assets less liabilities—(8.4)%		(7,005,790)

Net Assets—100.0%		$83,338,060

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2007.
(b)	Variable rate coupon, rate shown as of March 31, 2007.
(c)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $193,188 and gross unrealized depreciation of investments was $202,149, resulting in net unrealized depreciation of $8,961.

Glossary:

TBA—To Be Announced

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund, Inc.—2007 Semi-Annual Report

SCB–TAX–1944–0307

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Marilyn Fedak
Marilyn Fedak President

Date:	May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marilyn Fedak
Marilyn Fedak
President

Date:	May 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2007

5